4925-7231-6736.9 376361.00008/9-11-25/arb/arb SUNNYVALE TOWN CENTER Grail, Inc. OFFICE LEASE SUNNYVALE TOWN CENTER SUNNYVALE OFFICE ACQUISITION, LLC, a Delaware limited liability company, as Landlord, and GRAIL, INC., a Delaware corporation, as Tenant. Docusign Envelope ID: 5DE73501-8C5C-4E6E-96B1-0423E835E57AE2AF5422 D231- 4EC- 97B-A39CF5CF9824

TABLE OF CONTENTS Page (i) SUNNYVALE TOWN CENTER Grail, Inc. ARTICLE 1 PREMISES, BUILDING, PROJECT, AND COMMON AREAS ....................... 1 ARTICLE 2 LEASE TERM ...................................................................................................... 3 ARTICLE 3 BASE RENT ......................................................................................................... 5 ARTICLE 4 ADDITIONAL RENT .......................................................................................... 6 ARTICLE 5 USE OF PREMISES ........................................................................................... 15 ARTICLE 6 SERVICES AND UTILITIES ............................................................................ 15 ARTICLE 7 REPAIRS ............................................................................................................ 19 ARTICLE 8 ADDITIONS AND ALTERATIONS ................................................................. 19 ARTICLE 9 COVENANT AGAINST LIENS ........................................................................ 25 ARTICLE 10 INSURANCE ...................................................................................................... 25 ARTICLE 11 DAMAGE AND DESTRUCTION..................................................................... 28 ARTICLE 12 NONWAIVER .................................................................................................... 29 ARTICLE 13 CONDEMNATION ............................................................................................ 30 ARTICLE 14 ASSIGNMENT AND SUBLETTING ............................................................... 30 ARTICLE 15 SURRENDER OF PREMISES; OWNERSHIP AND REMOVAL OF TRADE FIXTURES ........................................................................................... 34 ARTICLE 16 HOLDING OVER .............................................................................................. 35 ARTICLE 17 ESTOPPEL CERTIFICATES ............................................................................ 35 ARTICLE 18 SUBORDINATION ............................................................................................ 35 ARTICLE 19 DEFAULTS; REMEDIES .................................................................................. 36 ARTICLE 20 COVENANT OF QUIET ENJOYMENT .......................................................... 38 ARTICLE 21 LETTER OF CREDIT ........................................................................................ 38 ARTICLE 22 INTENTIONALLY OMITTED ......................................................................... 44 ARTICLE 23 SIGNS ................................................................................................................. 44 ARTICLE 24 COMPLIANCE WITH LAW ............................................................................. 45 ARTICLE 25 LATE CHARGES ............................................................................................... 46 ARTICLE 26 LANDLORD'S RIGHT TO CURE DEFAULT; PAYMENTS BY TENANT............................................................................................................. 47 ARTICLE 27 ENTRY BY LANDLORD .................................................................................. 47 ARTICLE 28 TENANT PARKING .......................................................................................... 48 ARTICLE 29 MISCELLANEOUS PROVISIONS ................................................................... 49 EXHIBITS A OUTLINE OF PREMISES A-1 SECURE AREAS A-2 LOCATION OF CERTAIN RESERVED PARKING SPACES B TENANT WORK LETTER C FORM OF NOTICE OF LEASE TERM DATES D RULES AND REGULATIONS E FORM OF TENANT'S ESTOPPEL CERTIFICATE F EXTERIOR BUILDING SIGNAGE LOCATION G FORM OF LETTER OF CREDIT H TENANT’S EV CHARGERS LOCATIONS I BACK-UP GENERATOR LOCATION J PRELIMINARY LANDLORD’S LOBBY RENDERINGS K TENANT’S INITIAL FLOORPLAN L STAIRWELL LOCATIONS SCHEDULES 5.2 PERMITTED SUBSTANCES AND MATERIALS 6.2 PERMITTED EQUIPMENT 8.7 PERMITTED ROOFTOP EQUIPMENT 8.8 BACK-UP GENERATOR (REMOVAL) Docusign Envelope ID: 5DE73501-8C5C-4E6E-96B1-0423E835E57AE2AF5422 D231- 4EC- 97B-A39CF5CF9824

4925-7231-6736.9 376361.00008/9-11-25/arb/arb (ii) SUNNYVALE TOWN CENTER Grail, Inc. INDEX OF DEFINED TERMS Abatement Event ....................................... 18 Actual Hourly Cost ................................. 18 Additional Allowance................... Exhibit B Additional Allowance Notice ............................................. Exhibit B Additional Base Rent ................... Exhibit B Additional Notice ...................................... 18 Additional Rent ........................................... 6 Administrative Fee .................................. 17 Alterations ................................................. 19 Applicable Laws ...................................... 45 Approved Condition ............................... 39 Approved Construction Documents .................................... Exhibit B Architect/Space Planner .............. Exhibit B Back-Up Generator ................................. 24 Back-Up Generator Alterations ............................................... 24 Bank ......................................................... 38 Base Building ........................................... 20 Base Rent .................................................... 5 Brokers ...................................................... 52 Building....................................................... 2 Building Common Areas, ........................... 2 Building Direct Expenses ........................... 7 Building Hours .......................................... 15 Building Operating Expenses ..................... 7 Building Parking Facilities ....................... 2 Building Tax Expenses ............................... 7 Business Days .......................................... 49 CASp Reports .......................................... 46 Casualty ................................................... 28 City ........................................................... 44 Code ......................................... 55, Exhibit B Common Areas ........................................... 2 Comparable Buildings ................................ 4 Comparable Transactions............................ 4 Components ............................................. 14 Construction Budget .................... Exhibit B Construction Documents ............. Exhibit B Construction Rules, Requirements, Specifications, Design Criteria and Building Standards ...................................... Exhibit B Contract ........................................ Exhibit B Contractor .................................... Exhibit B Control ..................................................... 34 Controllable Operating Expenses ................................................... 10 Cosmetic Alterations ................................. 19 Cost Pools ................................................. 12 Credit Notice................................. Exhibit B Direct Expenses .......................................... 7 Effective Date ............................................ 1 Engineers ...................................... Exhibit B Estimate..................................................... 13 Estimate Statement.................................... 13 Estimated Direct Expenses ....................... 13 EV Restoration Deadline ............... Exhibit B EV Restoration Work ..................... Exhibit B EV Service Contract ................................. 21 Event of Default ........................................ 36 Excess ....................................................... 12 Expansion Exercise Notice ....................... 2 Expansion Space........................................ 2 Expansion Space Commencement Date ................................ 2 Expense Year .............................................. 7 Extension Exercise Notice .......................... 4 Extension Option ........................................ 4 Exterior Building Signage......................... 44 Final Close Out Package ............. Exhibit B Final Construction Documents .................................................. 6 Final Space Plan ........................... Exhibit B First Floor Date .............................. Exhibit B First Floor Work ............................ Exhibit B Fitch .......................................................... 39 Force Majeure ........................................... 51 Generator Service Contract ................... 24 Green Building Certification and Health & Safety Certification ................................. 57 Holidays .................................................... 16 HVAC ....................................................... 15 Identification Requirements ...................... 54 Initial Notice ............................................. 18 Initial Reduction Date............................. 41 Interest Rate ............................................ 46 JPMIMI ..................................................... 27 Landlord ...................................................... 1 Landlord Coordination Fee ........ Exhibit B Landlord Parties ........................................ 25 Landlord Repair Notice............................. 28 Landlord's Communication Equipment ............................................... 54 Docusign Envelope ID: 5DE73501-8C5C-4E6E-96B1-0423E835E57AE2AF5422 D231- 4EC- 97B-A39CF5CF9824

Page(s) 4925-7231-6736.9 376361.00008/9-11-25/arb/arb (iii) SUNNYVALE TOWN CENTER Grail, Inc. L-C ............................................................ 38 L-C Amount .............................................. 38 L-C Draw Event ...................................... 39 L-C Expiration Date ............................... 38 L-C Issuer Requirements ....................... 39 L-C Proceeds ........................................... 40 Lease ........................................................... 1 Lease Commencement Date ....................... 3 Lease Expiration Date ................................. 3 Lease Term.................................................. 3 Lines .......................................................... 54 Lobby Work ................................... Exhibit B Mail ........................................................... 51 material portion ......................................... 18 Monument Sign ......................................... 44 Net Worth ................................................ 34 Neutral Audit ........................................... 14 Notice of Lease Term Dates ....................... 3 Notices ...................................................... 51 Objection Notice ...................................... 14 Objection Period ..................................... 14 Objectionable Name or Logo .................... 44 Operating Expenses .................................... 7 Option Conditions ....................................... 4 Option Rent ................................................. 4 Option Rent Notice ..................................... 4 Option Term ................................................ 4 Original Improvements ............................. 26 Original Premises ...................................... 2 Original Tenant ......................................... 2 Other Improvements ................................. 53 Outside Agreement Date ............................. 5 Over Allowance Amount ............. Exhibit B Over-Allowance Payments .......... Exhibit B Parking Allocation .................................... 2 Permits .......................................... Exhibit B Permitted Assignee.................................. 34 Permitted Transfer ................................. 34 Permitted Transferee .............................. 34 Permitted Use .............................................. 2 Possession Date ........................................... 1 Pre-Existing Hazardous Materials ................................................... 15 Premises ...................................................... 1 Project Common Areas ............................ 2 Project, ........................................................ 2 Proposition 13 ........................................... 11 Recapture Notice ..................................... 32 Recapture Withdrawal ........................... 32 Recorded Documents ................................ 15 Regulations ............................................... 55 Released Claims ...................................... 56 Renovations............................................... 53 Rent ............................................................. 6 Rent Abatement ........................................ 6 Rent Abatement Period ............................ 6 Replacement ............................................ 23 Review Notice .......................................... 13 Review Notice Period .............................. 13 Roof .......................................................... 22 Roof Space ............................................... 22 Rooftop Equipment ................................. 22 RSF ............................................................. 1 Secure Areas ............................................ 47 Security Deposit Laws .............................. 42 Special TI Work ........................... Exhibit B Stairwell Work ............................. Exhibit B Statement................................................... 12 Subject Space ............................................ 30 Submittal Date .............................. Exhibit B Substitute Space ...................................... 23 Summary ..................................................... 1 Sunset Date ................................... Exhibit B Sustainability Practices .......................... 56 Tax Expenses ............................................ 10 Tenant ......................................................... 1 Tenant Energy Use Disclosure ................................................. 17 Tenant Improvement Allowance ...................................... Exhibit B Tenant Improvement Allowance Items ........................... Exhibit B Tenant Improvements ................. Exhibit B Tenant Parties............................................ 25 Tenant Personal Property .......................... 34 Tenant Review ......................................... 14 Tenant Work Letter ..................................... 1 Tenant’s Power........................................ 16 Tenant’s Representative .............. Exhibit B Tenant's Agents ........................................... 7 Tenant's Auditors.................................... 14 Tenant's EV Chargers ............................ 21 Tenant's Expansion Right ........................ 2 Tenant's Security System .......................... 24 Tenant's Share ........................................... 12 Third Floor Work ........................ Exhibit B Third Party Contractor .......................... 21 TI Amendment ............................. Exhibit B Transfer Notice ......................................... 30 Transfer Premium .................................. 32 Docusign Envelope ID: 5DE73501-8C5C-4E6E-96B1-0423E835E57AE2AF5422 D231- 4EC- 97B-A39CF5CF9824

Page(s) 4925-7231-6736.9 376361.00008/9-11-25/arb/arb (iv) SUNNYVALE TOWN CENTER Grail, Inc. Transferee ................................................. 30 Transfers .................................................. 30 Warranty Period .......................................... 1 Wireless Communication Equipment ............................................... 55 Docusign Envelope ID: 5DE73501-8C5C-4E6E-96B1-0423E835E57AE2AF5422 D231- 4EC- 97B-A39CF5CF9824

4925-7231-6736.9 376361.00008/9-11-25/arb/arb SUNNYVALE TOWN CENTER Grail, Inc. SUNNYVALE TOWN CENTER OFFICE LEASE This Office Lease (the "Lease"), dated as of the date set forth in Section 1 of the Summary of Basic Lease Information (the "Summary") below, is made by and between SUNNYVALE OFFICE ACQUISITION, LLC, a Delaware limited liability company ("Landlord"), and GRAIL, INC., a Delaware corporation("Tenant"). SUMMARY OF BASIC LEASE INFORMATION TERMS OF LEASE DESCRIPTION 1. Date: September 11, 2025 (the “Effective Date”) 2. Premises (Article 1). 2.1 Building: 250 S. Mathilda Avenue, Sunnyvale, California, totaling approximately 161,144 rentable square feet. 2.2 Premises: Approximately 75,556 rentable square feet (“RSF”) on the first (1st), second (2nd), and third (3rd) floors of the Building and commonly known as Suite 100, Suite 200, and Suite 350, respectively, as further set forth in Exhibit A to this Lease. 3. Lease Term (Article 2). 3.1 Length of Term: Eleven (11) years from the Lease Commencement Date. 3.2 Lease Commencement Date: October 1, 2026, subject to adjustment as provided herein 3.3 Lease Expiration Date: September 30, 2037, subject to adjustment as provided herein. 4. Base Rent (Article 3): Period During Lease Term Annual Base Rent Monthly Installment of Base Rent Approximate Monthly Rental Rate per Rentable Square Foot 10/01/26 – 09/30/27 $5,394,698.40 $449,558.20 $5.95* 10/01/27 – 09/30/28 $5,556,539.40 $463,044.95 $6.13* 10/01/28 – 09/30/29 $5,723,235.60 $476,936.30 $6.31 10/01/29 – 09/30/30 $5,894,932.68 $491,244.39 $6.50 10/01/30 – 09/30/31 $6,071,780.64 $505,981.72 $6.70 10/01/31 – 09/30/32 $6,253,934.04 $521,161.17 $6.90 10/01/32 – 09/30/33 $6,441,552.12 $536,796.01 $7.10 10/01/33 – 09/30/34 $6,634,798.68 $552,899.89 $7.32 10/01/34 – 09/30/35 $6,833,842.68 $569,486.89 $7.54 10/01/35 – 09/30/36 $7,038,858.00 $586,571.50 $7.76 10/01/36 – 09/30/37 $7,250,023.80 $604,168.65 $8.00 * Subject to abatement pursuant to Section 3.2 below. 5. Intentionally Omitted Docusign Envelope ID: 5DE73501-8C5C-4E6E-96B1-0423E835E57AE2AF5422 D231- 4EC- 97B-A39CF5CF9824

4925-7231-6736.9 376361.00008/9-11-25/arb/arb -2- SUNNYVALE TOWN CENTER Grail, Inc. 6. Tenant's Share (Article 4): 46.89% as of the Effective Date. 7. Permitted Use (Article 5): Life science research and development, general office use and administrative support and other legal activities related thereto, consistent with Comparable Buildings (as defined below) and in each case subject to Applicable Laws. 8. Letter of Credit (Article 21): $3,625,011.90, subject to reduction pursuant to Section 21.7.2 below. 9. Parking Pass Ratio (Article 28): 3.29 parking passes for every 1,000 rentable square feet of the Premises (the "Parking Allocation"), of which (i) 1.72 parking passes for every 1,000 rentable square feet of the Premises (rounded up to the nearest whole number) shall be for reserved parking in the subterranean portion of the parking facilities serving the Building, which shall include the fifteen (15) spaces in the subterranean facilities closest to the elevator as shown on Exhibit A- 2 and shall all be marked for Tenant use only (the "Building Parking Facilities"), and (ii) 1.57 parking passes for every 1,000 rentable square feet of the Premises (rounded up to the nearest whole number) shall be for the same number of unreserved parking in the above-grade portion of the Building Parking Facilities commonly known as the “Orange Lot”. 10. Address of Tenant (Section 29.18): Prior to Lease Commencement Date GRAIL, Inc 1525 O’Brien Drive Menlo Park, CA 94025 Attention: Sr. Director, Facilities and EH&S With a copy to GRAIL, Inc 1525 O’Brien Drive Menlo Park, CA 94025 Attention: SVP, Legal & General Counsel After the Lease Commencement Date: GRAIL, Inc 250 S. Mathilda Ave. Suite 200 Menlo Park, CA 94086 Attention: Sr. Director, Facilities and EH&S With a copy to GRAIL, Inc 250 S. Mathilda Ave. Suite 200 Menlo Park, CA 94086 Attention: SVP, Legal & General Counsel 11. Address of Landlord (Section 29.18): See Section 29.18 of the Lease. Docusign Envelope ID: 5DE73501-8C5C-4E6E-96B1-0423E835E57AE2AF5422 D231- 4EC- 97B-A39CF5CF9824

4925-7231-6736.9 376361.00008/9-11-25/arb/arb -3- SUNNYVALE TOWN CENTER Grail, Inc. 12. Broker(s) (Section 29.24): Representing Landlord: CBRE, Inc. Representing Tenant: Newmark 13. Guarantor None. 14. Tenant Improvement Allowance (Exhibit B): $190.00 per RSF (i.e., $14,355,640.00 for the 75,556 RSF in the Premises) (the "Tenant Improvement Allowance"). Notwithstanding the foregoing, if as of the Sunset Date, Tenant has left more than ten percent (10%) of the Premises unimproved, then the aggregate Tenant Improvement Allowance shall be reduced by the amount of the Tenant Improvement Allowance attributable to such unimproved portion of the Premises (based on the RSF of such unimproved portion and the amount of the Tenant Improvement Allowance per RSF of the Premises). 15. Additional Allowance (Exhibit B): $40.00 per RSF (i.e., $3,022,240.00 for the 75,556 RSF in the Premises). To the extent of any conflict between the above Summary and the body of this Lease, the above Summary shall control unless specifically provided to the contrary. [remainder of page intentionally blank] Docusign Envelope ID: 5DE73501-8C5C-4E6E-96B1-0423E835E57AE2AF5422 D231- 4EC- 97B-A39CF5CF9824

4925-7231-6736.9 376361.00008/9-11-25/arb/arb -1- SUNNYVALE TOWN CENTER Grail, Inc. ARTICLE 1 PREMISES, BUILDING, PROJECT, AND COMMON AREAS 1.1 Premises, Building, Project and Common Areas. 1.1.1 The Premises; Tender of Possession. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the premises set forth in Section 2.2 of the Summary (the "Premises"). The outline of the Premises is set forth in Exhibit A attached hereto and each floor or floors of the Premises has the number of rentable square feet as set forth in Section 2.2 of the Summary. The parties hereto agree that the lease of the Premises is upon and subject to the terms, covenants and conditions herein set forth, and Tenant covenants as a material part of the consideration for this Lease to keep and perform each and all of such terms, covenants and conditions by it to be kept and performed and that this Lease is made upon the condition of such performance. The parties hereto hereby acknowledge that the purpose of Exhibit A is to show the approximate location of the Premises in the "Building," as that term is defined in Section 1.1.2 below, only, and such Exhibit is not meant to constitute an agreement, representation or warranty as to the construction of the Premises, the precise area thereof or the specific location of the "Common Areas," as that term is defined in Section 1.1.3 below, or the elements thereof or of the accessways to the Premises or the "Project," as that term is defined in Section 1.1.2 below. Except as specifically set forth in this Lease and in the Tenant Work Letter attached hereto as Exhibit B (the "Tenant Work Letter"), Landlord shall not be obligated to provide or pay for any improvement work or services related to the improvement of the Premises and Landlord shall tender possession of the Premises to Tenant in its "as-is" condition existing as of the Effective Date. Landlord shall be deemed to have tendered possession of the Premises to Tenant upon the Business Day on which Landlord makes available a key or access card that provides access to all of the Premises for Tenant to pick up from the Building management office (with prior written notice of such availability delivered via email to Tenant’s Representative pursuant to and as defined in the Tenant Work Letter) (the "Possession Date"). If for any reason, Landlord is delayed in tendering possession of the Premises to Tenant by any particular date, Landlord shall not be subject to any liability for such failure, and the validity of this Lease shall not be impaired; provided that (a) Landlord acknowledges and agrees that the Premises are vacant as of the Effective Date, (b) the Lease Commencement Date shall be extended on a day for day basis for each day after the mutual execution and delivery of this Lease (as such date may be extended for Force Majeure (as defined below) that Landlord does not tender possession of the Premises to Tenant (assuming that Tenant has then provided to Landlord the insurance certificates required to be provided under this Lease), and (c) if Landlord does not tender possession of the Premises to Tenant within sixty (60) days after the Effective Date, as such date may be extended for Force Majeure (including governmental orders) or Casualty that render the Premises inaccessible or untenantable up to a maximum extension of 90 days after the Effective Date, then this Lease may be terminated by Tenant by delivery of written notice to Landlord given at any time prior to the date that Landlord tenders possession of the Premises to Tenant, and if so terminated (i) all amounts, deposits and letters of credit then paid or delivered to or deposited with Landlord by or on behalf of Tenant shall be promptly returned to Tenant, and (ii) neither Landlord nor Tenant shall have any further rights, duties or obligations under this Lease, except with respect to provisions which expressly survive termination of this Lease. Neither Landlord nor any agent of Landlord has made any representation or warranty regarding the condition of the Premises, the Building or the Project or with respect to the suitability of any of the foregoing for the conduct of Tenant's business, except as specifically set forth in this Lease and the Tenant Work Letter. Notwithstanding anything to the contrary herein, and subject to Landlord’s obligations under the Tenant Work Letter, Landlord shall deliver possession of the Premises to Tenant in vacant, broom clean condition, with all Base Building (as defined below) systems and the roof and the Building Parking Facilities in good working order; provided that the foregoing shall not imply any representation or warranty as to the useful life of such items, nor shall the foregoing diminish Tenant's or Landlord’s responsibility to perform any repairs, modifications or improvements to the same necessitated after the Possession Date to the extent such party is required to do so under this Lease. On the Lease Commencement Date, Landlord warrants to Tenant that all Base Building systems located in the Building and/or serving the Premises, including the fire/life safety, electrical, plumbing, HVAC, and related equipment, and the roof of the Building, will be in good operating condition on the Lease Commencement Date and such warranty shall remain in effect for one (1) year after the Lease Commencement Date (the "Warranty Period"), except to the extent caused by Tenant's acts or omissions. In the event that any of the items described in the Docusign Envelope ID: 5DE73501-8C5C-4E6E-96B1-0423E835E57AE2AF5422 D231- 4EC- 97B-A39CF5CF9824

4925-7231-6736.9 376361.00008/9-11-25/arb/arb -2- SUNNYVALE TOWN CENTER Grail, Inc. preceding sentence are not in good working order at any time during the Warranty Period (other than as a result of Tenant's acts or omissions), Tenant may notify Landlord in writing and Landlord shall promptly perform all maintenance and repairs (including, as necessary, any replacements), at no cost to Tenant, required in order to cause and ensure that such items are in good working order, provided Landlord shall have no duty to perform any repairs, maintenance and replacements to the extent directly attributable to the negligence or intentional misconduct of Tenant and/or Tenant's Parties (as defined below). 1.1.2 The Building and The Project. The Premises are a part of the building set forth in Section 2.1 of the Summary (the "Building"). The Building is part of an office development commonly known as "Sunnyvale Town Center." The term "Project," as used in this Lease, shall mean (i) the Building and the Common Areas and Building Parking Facilities, (ii) the land (which is improved with landscaping and other improvements) upon which the Building and the Common Areas and Building Parking Facilities are located, and (iii) other office buildings owned by Landlord and located adjacent to the Building, if any, and the land upon which such adjacent office buildings are located, but only to the extent Tenant has rights under this Lease to use the common areas, parking facilities, amenities or other improvements or facilities on such land or at such other buildings. 1.1.3 Common Areas. Tenant shall have the non-exclusive right to use in common with other tenants in the Project, and subject to the rules and regulations referred to in Article 5 of this Lease, those portions of the Project which are provided, from time to time, for use in common by Landlord, Tenant and any other tenants of the Project (such areas are collectively referred to herein as the "Common Areas"). The Common Areas shall (a) exclude any portions of the Project designated by Landlord for the exclusive use of (i) one or more tenants other than Tenant and/or (ii) Landlord, and (b) consist of the "Project Common Areas" and the "Building Common Areas." The term "Project Common Areas," as used in this Lease, shall mean the portions of the Project designated as Common Areas by Landlord. The term "Building Common Areas," as used in this Lease, shall mean the Common Areas located within the Building. The manner in which the Common Areas are maintained and operated shall be at the sole discretion of Landlord and the use thereof shall be subject to such rules, regulations and restrictions as Landlord may make from time to time, provided that in no event shall any such rules, regulations or restrictions materially increase Tenant’s obligations, or materially decrease or impair Tenant’s rights, under this Lease, and in the event of any conflict between such rules, regulations or restrictions and this Lease, this Lease shall control. Landlord reserves the right to close temporarily, make alterations or additions to, or change the location of elements of the Project and the Common Areas, provided that no such closure, alterations, additions or change in location shall materially impair Tenant’s use of or access to the Premises or the Building Parking Facilities or Tenant’s exercise of its rights under this Lease. 1.2 Rentable Square Feet of Premises. For purposes of this Lease, "rentable square feet" or "RSF" of the Premises shall be deemed to be as set forth in Section 2.2 of the Summary and shall not be subject to remeasurement or modification (subject only to additions to or removal of areas from the Premises pursuant to an amendment to this Lease). 1.3 Expansion Option. 1.3.1 Expansion Space. At any time prior to the one (1) year anniversary of the Lease Commencement Date, the Tenant originally executing this Lease (the "Original Tenant") and any Permitted Assignee (as defined below) shall have the one-time right ("Tenant's Expansion Right"), by written notice from Tenant to Landlord (the "Expansion Exercise Notice"), to lease the portion of the third (3rd) floor of the Building that is not a part of the Premises as of the Effective Date (the "Expansion Space") for a term commencing on the date (the "Expansion Space Commencement Date") that is the earlier to occur of (i) Tenant's occupancy of the Expansion Space and its conduct of business therefrom, or (ii) April 1, 2029, and ending upon the expiration of this Lease as respects to the Premises initially leased hereunder (the "Original Premises"), as such Lease Term may be extended. Tenant must exercise Tenant's Expansion Right, if at all, with respect to all of the Expansion Space. If Tenant leases the Expansion Space pursuant to this Section 1.3, then (a) Landlord and Tenant shall enter into a written amendment to this Lease adding the Expansion Space to the Premises on all of the terms and conditions set forth in this Lease as to the Original Premises, (b) Landlord shall deliver the Expansion Space to Tenant and Tenant shall otherwise take the Expansion Space in its then "as- is" state and condition, (c) the Lease Term with respect to the Expansion Space shall commence Docusign Envelope ID: 5DE73501-8C5C-4E6E-96B1-0423E835E57AE2AF5422 D231- 4EC- 97B-A39CF5CF9824

4925-7231-6736.9 376361.00008/9-11-25/arb/arb -3- SUNNYVALE TOWN CENTER Grail, Inc. upon the Expansion Space Commencement Date, (d) the Base Rent payable by Tenant for the Expansion Space shall be at the same rental rate as Tenant is paying for the Original Premises as of the Expansion Space Commencement Date, with corresponding annual increases in the same manner as appliable to the Original Premises, (e) Tenant shall be entitled with respect to the Expansion Space to the same (A) abatement of Base Rent applicable to the Original Premises and (B) per rentable square foot Tenant Improvement Allowance (but not the Additional Allowance) applicable to the Original Premises, the amount of such abatement and Expansion Space Tenant Improvement Allowance used by Tenant being prorated over the lease term of the Expansion Space, (d) notwithstanding anything to the contrary herein, Tenant shall be entitled to a period of at least one (1) year following Landlord's tendering of the Expansion Space to Tenant (which shall be tendered in whole and not in part and in the same manner as the Original Premises was tendered pursuant to Section 1.1.1, including with Landlord’s Work completed with respect to the Expansion Space) within which to construct Tenant's initial improvements to the Expansion Space prior to the occurrence of the Expansion Space Commencement Date, and (e) Tenant shall deliver to Landlord an amendment to the L-C (as defined below) which increases the L-C Amount (as defined below) to include an amount equal to six (6) months of the Base Rent payable by Tenant for the Expansion Space during the last year of the initial Lease Term (or a new L-C effectuating the same) pursuant to Section 21.7.3 below. If Tenant exercises Tenant's Expansion Right, Landlord does not guarantee that the Expansion Space will be available on the stated availability date for the lease thereof, but Landlord shall deliver the Expansion Space to Tenant as soon as commercially reasonably possible after the stated availability date, and in all events the Expansion Space Commencement Date will be adjusted appropriately to reflect the actual date that Landlord tenders the Expansion Space; provided that if Landlord does not tender possession on such stated availability date and such failure continues for more than sixty (60) days, as such date may be extended for Force Majeure (including governmental orders) or Casualty that render the Premises inaccessible or untenantable up to a maximum extension of 90 days, then Tenant may withdraw its Expansion Exercise Notice by delivery of written notice thereof to Landlord given at any time prior to the date that Landlord tenders possession of the Expansion Space to Tenant, and if Tenant so withdraws its Expansion Exercise Notice, Tenant shall be deemed to have never exercised Tenant’s Expansion Right. 1.3.2 Amendment to Lease. Notwithstanding the foregoing, an otherwise valid exercise of Tenant’s Expansion Right shall be of full force and effect irrespective of whether the Lease amendment described in Section 1.3.1 is signed by Landlord and Tenant. 1.3.3 Tenant Default; Rights Personal. Tenant shall have no further Tenant’s Expansion Right hereunder, and Tenant's Expansion Right shall not be deemed properly exercised if, as of the date Tenant delivers the Expansion Exercise Notice to Landlord, an Event of Default is continuing. Notwithstanding anything to the contrary contained in this Section 1.3, the Tenant’s Expansion Right is personal to Original Tenant and any Permitted Assignee, and may not be assigned or exercised, voluntarily or involuntarily, by or to, any person or entity other than the Original Tenant and its Permitted Assignee, and shall only be available to and exercisable when the Original Tenant is in actual and physical possession of at least seventy-five percent (75%) of the Original Premises. ARTICLE 2 LEASE TERM 2.1 General. The terms and provisions of this Lease shall be effective as of the Effective Date other than Tenant's obligation to pay Base Rent and Tenant's Share of Building Direct Expenses. The term of this Lease (the "Lease Term") shall be as set forth in Section 3.1 of the Summary, shall commence on the date set forth in Section 3.2 of the Summary (the "Lease Commencement Date"), and shall terminate on the date set forth in Section 3.3 of the Summary (the "Lease Expiration Date") unless the term of this Lease is extended or sooner terminated as hereinafter provided. At any time during the Lease Term, Landlord shall have the one time right, as to the Original Premises, to deliver to Tenant a notice in the form as set forth in Exhibit C, attached hereto (the "Notice of Lease Term Dates"), as a confirmation only of the information set forth therein, which Tenant shall either execute and return to Landlord, or deliver to Landlord written objections to, within ten (10) business days of Tenant’s receipt thereof. If applicable, Landlord shall also have the one time right to send a Notice of Lease Term Dates with respect to the Expansion Space. Docusign Envelope ID: 5DE73501-8C5C-4E6E-96B1-0423E835E57AE2AF5422 D231- 4EC- 97B-A39CF5CF9824

4925-7231-6736.9 376361.00008/9-11-25/arb/arb -4- SUNNYVALE TOWN CENTER Grail, Inc. 2.2 Option to Renew. 2.2.1 Option Term. Landlord hereby grants to Tenant one (1) option to extend ("Extension Option") the Lease Term for a period of five (5) years (the "Option Term"). The Extension Option may be exercised only (A) by the Original Tenant or by its Permitted Assignee, and (b) only by irrevocable written notice delivered to Landlord (the "Extension Exercise Notice") not more than fifteen (15) months nor less than twelve (12) months prior to the expiration of the initial Lease Term, provided that the following conditions (the "Option Conditions") are satisfied: (i) as of the date of delivery of such Extension Exercise Notice, no Event of Default is continuing; and (ii) Tenant has not previously been in default under this Lease beyond any applicable notice and cure period more than twice in the immediately prior thirty-six (36) months. Upon exercise of the Extension Option in accordance with this Section 2.2.1, and provided that Tenant satisfies all of the Option Conditions, the initial Lease Term shall be extended for the Option Term. The Extension Option shall not be in effect if the Original Tenant, or its Permitted Transferee(s), in the aggregate occupy less than seventy-five percent (75%) of the Premises at the time of delivery of the Extension Exercise Notice. 2.2.2 Option Rent. The rent payable by Tenant during the Option Term (the "Option Rent") shall be equal to one hundred percent (100%) of the fixed rent component (and one hundred percent (100%) of the additional rent component) of the rent (including any additional rent and considering any "triple net" applicable thereto or "base year" or "expense stop" applicable thereto), on an annual per rentable square foot basis, including all escalations, at which tenants, as of the commencement of the Option Term, are leasing non-sublease, non-encumbered, non-equity space comparable in size, location and quality to the Premises for a term of five (5) years, in an arm's length transaction consummated during the nine (9) month period prior to the date on which Landlord delivers to Tenant the "Option Rent Notice" (as defined below), which comparable space is located in the Project, or if there is not a sufficient number of comparable transactions in the Project, then in the "Comparable Buildings," as that term is defined below ("Comparable Transactions"), taking into consideration only the following concessions ("XE "Concessions" Concessions"): (a) rental abatement concessions, if any, being granted such tenants in connection with such comparable space, and (b) tenant improvements or allowances provided or to be provided for such comparable space, taking into account, and deducting the value of, the existing improvements in the Premises, such value to be based upon the age, quality and layout of the improvements and the extent to which the same could be utilized by a similar tenant other than Tenant, and (c) other monetary concessions being granted such tenants in connection with such comparable space; provided, however, that notwithstanding anything to the contrary herein, no consideration shall be given to (i) the fact that Landlord is or is not required to pay a real estate brokerage commission in connection with Tenant's exercise of its Extension Option or the fact that the Comparable Transactions do or do not involve the payment of real estate brokerage commissions, and (ii) any period of rental abatement, if any, granted to tenants in Comparable Transactions in connection with the design, permitting and construction of tenant improvements in such comparable spaces. The Option Rent shall additionally include a determination as to whether, and if so to what extent, in transactions including tenants with similar financial strength, Tenant must provide Landlord with financial security, such as a security deposit, letter of credit or guaranty, for Tenant's rent obligations during the Option Term. Such determination shall be made by reviewing the extent of financial security then generally being imposed in Comparable Transactions upon tenants of comparable financial condition and credit history to the then existing financial condition and credit history of Tenant (with appropriate adjustments to account for differences in the then-existing financial condition of Tenant and such other tenants). As used herein, "Comparable Buildings" shall mean other Class A, mid-rise office buildings in the downtown areas of Sunnyvale and Mountain View, California, which buildings are comparable in quality, appearance, services, tenant uses and amenities. 2.2.3 Determination of Option Rent. In the event Tenant exercises the Extension Option in accordance with Section 2.2.1, Landlord, within thirty (30) days after receipt of the Extension Exercise Notice, shall notify Tenant in writing (the "Option Rent Notice") of Landlord's determination of the Option Rent. Within ten (10) days after Tenant's receipt of the Option Rent Notice, Tenant shall notify Landlord in writing whether Tenant's accepts or rejects the Option Rent stated in the Option Rent Notice. If Tenant timely delivers notice that it rejects the Option Rent stated in the Option Rent Notice, Landlord and Tenant shall attempt to agree upon the Option Rent using their best good-faith efforts. If Landlord and Tenant fail to reach agreement within twenty (20) days following delivery of Tenant's notice of objection to the Option Rent (the "Outside Agreement Date"), then each party shall make a separate determination of the Option Docusign Envelope ID: 5DE73501-8C5C-4E6E-96B1-0423E835E57AE2AF5422 D231- 4EC- 97B-A39CF5CF9824

4925-7231-6736.9 376361.00008/9-11-25/arb/arb -5- SUNNYVALE TOWN CENTER Grail, Inc. Rent within five (5) business days, and such determinations shall be submitted to arbitration in accordance with Sections 2.2.3.1 through 2.2.3.7 below. 2.2.3.1 Landlord and Tenant shall each appoint one arbitrator who shall by profession be a real estate broker who shall have been active over the five (5) year period ending on the date of such appointment in the leasing of Comparable Buildings. The determination of the arbitrators shall be limited solely to the issue of whether Landlord's or Tenant's submitted Option Rent is the closest to the actual Option Rent as determined by the arbitrators, taking into account the requirements of Section 2.2.2 of this Lease. Each such arbitrator shall be appointed within fifteen (15) days after the Outside Agreement Date. 2.2.3.2 The two arbitrators so appointed shall, within ten (10) days of the date of the appointment of the last appointed arbitrator, agree upon and appoint a third arbitrator who shall be qualified under the same criteria set forth hereinabove for qualification of the initial two arbitrators, provided that the third arbitrator shall not be then representing Landlord or Tenant and shall not have represented Landlord or Tenant during the immediately prior five (5) years. 2.2.3.3 The three arbitrators shall within thirty (30) days of the appointment of the third arbitrator reach a decision as to whether Landlord's or Tenant's submitted Option Rent is the closest to the actual Option Rent as determined by the arbitrators, taking into account the requirements of Section 2.2.2 of this Lease, and shall notify Landlord and Tenant thereof. 2.2.3.4 The decision of the majority of the three (3) arbitrators shall be binding upon Landlord and Tenant. 2.2.3.5 If either Landlord or Tenant fails to appoint an arbitrator within fifteen (15) days after the Outside Agreement Date, the arbitrator that is appointed by one of them shall reach a decision, notify Landlord and Tenant thereof, and such arbitrator's decision shall be binding upon Landlord and Tenant. 2.2.3.6 If the two (2) arbitrators fail to agree upon and appoint a third arbitrator, or if both parties fail to appoint an arbitrator, then the appointment of the third arbitrator or any arbitrator shall be dismissed and the matter to be decided shall be forthwith submitted to binding, final, non-appealable arbitration before a JAMS arbitrator mutually agreed upon by Landlord and Tenant. If Landlord and Tenant cannot agree on the arbitrator, the parties will so inform JAMS, who will then be authorized to select a JAMS judge to arbitrate the matter. Each party shall have the right of discovery pursuant to the California Code of Civil Procedure and evidentiary hearings shall be governed by the California Evidence Code, but subject to the instruction set forth in this Section 2.2.3. 2.2.3.7 The cost of arbitration shall be paid by Landlord and Tenant equally. ARTICLE 3 BASE RENT 3.1 General. Tenant shall pay, without prior notice or demand, to Landlord or Landlord's agent at the management office of the Project, or, at Landlord's option, at such other place as Landlord may from time to time designate in writing not less than thirty (30) days prior to the effective date of such change, in currency which, at the time of payment, is legal tender for private or public debts in the United States of America, base rent ("Base Rent") as set forth in Section 4 of the Summary, in equal monthly installments as set forth in Section 4 of the Summary in advance on or before the first day of each and every calendar month during the Lease Term, without any setoff or deduction whatsoever, except if and to the extent specifically provided herein. The Base Rent for the first full month of the Lease Term which occurs after the expiration of any free rent period shall be paid no later than January 3, 2026. If any Rent payment date (including the Lease Commencement Date) falls on a day of the month other than the first day of such month or if any payment of Rent is for a period which is shorter than one month, the Rent for any fractional month shall accrue on a daily basis for the period from the date such payment is due to the end of such calendar month or to the end of the Lease Term at a rate per day which is equal to 1/365 of the applicable annual Rent. All other payments or adjustments required to be made under the terms of this Lease that require proration on a time basis shall be prorated on the same basis. Notwithstanding anything to the contrary herein, if Tenant notifies Landlord that Tenant Docusign Envelope ID: 5DE73501-8C5C-4E6E-96B1-0423E835E57AE2AF5422 D231- 4EC- 97B-A39CF5CF9824

4925-7231-6736.9 376361.00008/9-11-25/arb/arb -6- SUNNYVALE TOWN CENTER Grail, Inc. desires to pay Rent by wire transfer, ACH or another electronic means reasonably acceptable to Landlord, Landlord shall deliver to Tenant written payment instructions with respect thereto and such payment instructions shall be subject to change only in accordance with the first sentence of this Section 3.1. 3.2 Abated Base Rent. 3.2.1 Provided that no Event of Default is continuing, for the period commencing on the Lease Commencement Date and ending on the date that is 15 months and 15 days following the Lease Commencement Date (the "Rent Abatement Period"), Tenant shall not be obligated to pay Base Rent (the "Rent Abatement"), except that, notwithstanding the foregoing, Tenant shall remain obligated to pay, in accordance with the terms of this Lease, (i) Tenant's Share of Building Direct Expenses and payments attributable to utilities, heating and air conditioning provided by Landlord to the Premises (in addition to any amounts payable by Tenant pursuant to Section 6.2 below) and not included in Building Direct Expenses, and (ii) any and all taxes and other charges then due and payable by Tenant as set forth in Section 4.5 below. 3.2.2 Tenant acknowledges and agrees that the foregoing Rent Abatement has been granted to Tenant as additional consideration for entering into this Lease and for agreeing to pay the Rent and performing the terms and conditions otherwise required under this Lease. If an Event of Default shall occur with respect to any monetary obligation or any material non-monetary obligation of Tenant, then Landlord may at its option, by notice to Tenant, elect, in addition to any other remedies Landlord may have under this Lease : (i) that Tenant pay to Landlord all Base Rent abated hereunder during the Rent Abatement Period in equal monthly installments together with regular monthly installments of Base Rent over the 12 month period following such notice to Tenant, or (ii) if the Rent Abatement Period has not then expired, to terminate the Rent Abatement Period and require, that the dollar amount of the Rent Abatement as of such Event of Default be converted to a credit to be applied to the Rent applicable at the end of the Lease Term and that Tenant begin paying Base Rent for the Premises in full. The foregoing Rent Abatement shall be personal to the Original Tenant and its Permitted Assignees and shall only apply to the extent that the Original Tenant or a Permitted Assignee is the Tenant under this Lease during such Rent Abatement Period. ARTICLE 4 ADDITIONAL RENT 4.1 General Terms. In addition to paying the Base Rent specified in Article 3 of this Lease, Tenant shall pay "Tenant's Share" of the annual "Building Direct Expenses," as those terms are defined in Sections 4.2.9 and 4.2.2 of this Lease, respectively. Such payments by Tenant, together with any and all other amounts payable by Tenant to Landlord pursuant to the terms of this Lease, are hereinafter collectively referred to as the "Additional Rent", and the Base Rent and the Additional Rent are herein collectively referred to as "Rent." All amounts due under this Article 4 as Additional Rent shall be payable for the same periods and in the same manner as the Base Rent. Without limitation on other obligations of Tenant which survive the expiration of the Lease Term, the obligations of Tenant to pay the Additional Rent provided for in this Article 4 shall survive the expiration of the Lease Term with respect to periods prior to the expiration of the Lease Term. 4.2 Definitions of Key Terms Relating to Additional Rent. As used in this Lease, the following terms shall have the meanings hereinafter set forth: 4.2.1 Intentionally Omitted. 4.2.2 "Building Direct Expenses" shall mean "Building Operating Expenses" and "Building Tax Expenses", as those terms are defined in Sections 4.2.3 and 4.2.4 below, respectively. 4.2.3 "Building Operating Expenses" shall mean the portion of "Operating Expenses," as that term is defined in Section 4.2.7 below, allocated to the tenants of the Building pursuant to the terms of Section 4.3.1 below. Docusign Envelope ID: 5DE73501-8C5C-4E6E-96B1-0423E835E57AE2AF5422 D231- 4EC- 97B-A39CF5CF9824

4925-7231-6736.9 376361.00008/9-11-25/arb/arb -7- SUNNYVALE TOWN CENTER Grail, Inc. 4.2.4 "Building Tax Expenses" shall mean that portion of "Tax Expenses", as that term is defined in Section 4.2.8 below, allocated to the tenants of the Building pursuant to the terms of Section 4.3.1 below. 4.2.5 "Direct Expenses" shall mean "Operating Expenses" and "Tax Expenses." 4.2.6 "Expense Year" shall mean each calendar year in which any portion of the Lease Term falls, through and including the calendar year in which the Lease Term expires, provided that Landlord, upon notice to Tenant, may change the Expense Year from time to time to any other twelve (12) consecutive month period, and, in the event of any such change, Tenant's Share of Building Direct Expenses shall be equitably adjusted for any Expense Year involved in any such change; provided that (a) Landlord may change the Expense Year not more than once in any thirty-six (36) month period, (b) may not change the Expense Year in successive calendar years, and (c) shall provide not less than sixty (60) days prior notice to Tenant of any permitted change of Expense Year. 4.2.7 "Operating Expenses" shall mean all expenses, costs and amounts of every kind and nature which Landlord pays or accrues during any Expense Year because of or in connection with the ownership, management, maintenance, security, repair, replacement, restoration or operation of the Project, or any portion thereof. Without limiting the generality of the foregoing, Operating Expenses shall specifically include any and all of the following: (i) the cost of supplying all utilities, the cost of operating, repairing, maintaining, and renovating the utility, telephone, mechanical, sanitary, storm drainage, and elevator systems, and the cost of maintenance and service contracts in connection therewith, including all costs of energy and water audits and commissioning of the Building for the purpose of improving efficiency and/or complying with Applicable Laws; (ii) the cost of licenses, certificates, permits and inspections and the cost of contesting any governmental enactments which may affect Operating Expenses, and, to the extent required under Applicable Law, the costs incurred in connection with a transportation system management program or similar program; (iii) the cost of all insurance carried by Landlord in connection with the Project; (iv) the cost of landscaping, relamping, and all supplies, tools, equipment and materials used in the operation, repair and maintenance of the Project, or any portion thereof; (v) the cost of parking area operation, repair, restoration, and maintenance; (vi) fees and other costs, including reasonable management and/or incentive fees, consulting fees, legal fees and accounting fees, of all contractors and consultants in connection with the management, operation, maintenance and repair of the Project; (vii) payments under any equipment rental agreements and the fair rental value of any management office space; (viii) subject to item (f) below, wages, salaries and other compensation and benefits, including taxes levied thereon, of all persons engaged in the operation, management, maintenance and security of the Project; (ix) costs under any easement, license, operating agreement, declaration, restrictive covenant, or instrument pertaining to the sharing of costs by the Project, including, without limitation, any covenants, conditions and restrictions affecting the property, and reciprocal easement agreements affecting the Project, any parking licenses, and any agreements with transit agencies affecting the Project; (x) operation, repair, maintenance and replacement of all systems and equipment and components thereof of the Project, including costs associated with improvements for the purpose of improving efficiency and complying with Applicable Laws; (xi) the cost of janitorial, alarm, security and other services to, and replacement of wall and floor coverings, ceiling tiles and fixtures in, Common Areas, and maintenance and replacement of curbs and walkways, exterior windows and walls, repair to roofs and re-roofing; (xii) amortization (including interest on the unamortized cost) over the useful life as Landlord shall reasonably determine (provided that such period shall be within the range used to amortize such costs by landlords of other Comparable Buildings in accordance with generally accepted property management practices consistently applied), of the cost of acquiring or the rental expense of personal property used in the maintenance, operation and repair of the Project, or any portion thereof; (xiii) the cost of capital improvements or other costs incurred in connection with the Project (A) which are intended to effect economies in the operation or maintenance of the Project, or any portion thereof, or reduce current or future Operating Expenses during the Lease Term, (B) that are required to comply with present or anticipated conservation environmental or efficiency programs, (C) which are replacements or modifications of nonstructural items located in the Common Areas required to keep the Common Areas in good order or condition, (D) that are required under any Applicable Law, or (E) that relate to the safety or security of the Project, its occupants and visitors, and are deemed advisable in the reasonable judgment of Landlord; provided, however, that any capital expenditure shall be amortized with interest over its useful life as Landlord shall reasonably determine (provided that such period shall be within the range used to amortize such costs by landlords of other Comparable Buildings in Docusign Envelope ID: 5DE73501-8C5C-4E6E-96B1-0423E835E57AE2AF5422 D231- 4EC- 97B-A39CF5CF9824

4925-7231-6736.9 376361.00008/9-11-25/arb/arb -8- SUNNYVALE TOWN CENTER Grail, Inc. accordance with generally accepted property management practices consistently applied); (xiv) costs of maintaining, managing, reporting and applying for energy efficiency and green building certifications; and (xv) costs, fees, charges or assessments imposed by, or resulting from any mandate imposed on Landlord by, any federal, state or local government for fire and police protection, trash removal, community services, energy efficiency or emission assessments or other services which do not constitute "Tax Expenses" as that term is defined in Section 4.2.8 below. Notwithstanding the foregoing, and regardless of whether any of the foregoing specifically reference any of the following, for purposes of this Lease, Operating Expenses shall not, in any event, include: (a) costs, including marketing costs, legal fees, space planners' fees, advertising and promotional expenses, and brokerage fees, incurred in connection with the original construction or development, or original, current or future leasing of the Project, and costs, including permit, license and inspection costs, incurred with respect to the installation of tenant improvements made for any tenants occupying space in the Project or incurred in renovating or otherwise improving, decorating, painting or redecorating vacant space for tenants or other occupants of the Project (excluding, however, such costs to the extent relating to any Common Areas or the Building Parking Facilities); (b) except as specifically set forth in items (xii) and (xiii)above, depreciation, interest and principal payments on mortgages and other debt costs, if any, penalties and interest, costs of capital repairs and alterations, and costs of capital improvements and equipment; (c) costs for which the Landlord is reimbursed or has the contractual right to be reimbursed by any tenant or occupant of the Project, under any warranty or indemnity, or by insurance by its carrier or any tenant's carrier or by anyone else, and utility costs for which any tenant directly contracts with the local public service company; (d) any bad debt loss, rent loss, or any reserves other than reserves required by any mortgagee of the Project; (e) costs associated with the existence or the operation of the business of the partnership or other entity which constitutes the Landlord, as the same are distinguished from the costs of operation of the Project (which shall specifically include, but not be limited to, accounting costs associated with the operation of the Project). Costs associated with the operation of the business of the partnership or entity which constitutes the Landlord include costs of partnership accounting and legal matters, costs of defending any lawsuits with any mortgagee (except as the actions of the Tenant may be in issue), costs of selling, syndicating, financing, mortgaging or hypothecating any of the Landlord's interest in the Project, and costs incurred in connection with any disputes between Landlord and its employees, between Landlord and Project management, or between Landlord and other tenants or occupants, and Landlord's general corporate overhead and general and administrative expenses; (f) the wages and benefits of any employee who does not devote substantially all of his or her employed time to the Project unless such wages and benefits are prorated to reflect time actually spent on operating and managing the Project vis-a-vis time spent on matters unrelated to operating and managing the Project; provided, that in no event shall Operating Expenses for purposes of this Lease include wages and/or benefits attributable to Building management personnel above the level of the on-site property manager or equivalent; (g) amounts paid as ground rental or rental payments (or increases in same) under any other underlying lease(s) for the Project or, except as expressly set forth above in items (xii) and (xiii) of Section 4.2.7, payments of principal, finance charges or interest on debt of amortization on any mortgage, deed of trust or other debt; (h) except for a Project management fee to the extent allowed pursuant to item (l) below, overhead and profit increment paid to the Landlord or to subsidiaries or affiliates of the Landlord for services in the Project to the extent the same exceeds the costs of such services rendered by qualified, first-class unaffiliated third parties on a competitive basis; Docusign Envelope ID: 5DE73501-8C5C-4E6E-96B1-0423E835E57AE2AF5422 D231- 4EC- 97B-A39CF5CF9824

4925-7231-6736.9 376361.00008/9-11-25/arb/arb -9- SUNNYVALE TOWN CENTER Grail, Inc. (i) any compensation paid to clerks, attendants or other persons in commercial concessions operated by the Landlord, provided that any compensation paid to any concierge at the Building shall be includable as an Operating Expense; (j) rentals and other related expenses incurred in leasing air conditioning systems, elevators or other equipment which if purchased the cost of which would be excluded from Operating Expenses as a capital cost, except equipment not affixed to the Project which is used at the Project (and no other properties) in providing janitorial or similar services and, further excepting from this exclusion such equipment rented or leased to remedy or ameliorate an emergency condition in the Project; (k) all items and services for which Tenant or any other tenant in the Project reimburses Landlord or which Landlord provides to one or more tenants other than Tenant without reimbursement or with reimbursement other than through Operating Expenses; (l) fees payable by Landlord for management of the Project, as adjusted and grossed up to reflect ninety-five percent (95%) occupancy of the Project with all tenants paying rent, including base rent, pass-throughs, and to the extent payable under their respective leases, parking fees (but excluding the cost of special or after-hours services or utilities) in excess of an amount equal to three percent (3%) of annual Base Rent payable for the applicable Expense Year.; (m) any costs expressly excluded from Operating Expenses elsewhere in this Lease; (n) rent for any office space occupied by Project management personnel to the extent the size or rental rate of such office space exceeds the size or fair market rental value of office space occupied by management personnel of the Comparable Buildings in the vicinity of the Building, with adjustment where appropriate for the size of the applicable project; (o) costs arising from the gross negligence, willful misconduct, criminal conduct, violation of law, or breach any lease or any other contract of Landlord or any of the Landlord Parties, as determined by written admission, stipulation, final judgment or arbitration award; (p) costs incurred to comply with laws relating to the removal of hazardous material (as defined under Applicable Law) which was in existence in the Building or on the Project prior to the Lease Commencement Date, and was of such a nature that a federal, State or municipal governmental authority, if it had then had knowledge of the presence of such hazardous material, in the state, and under the conditions that it then existed in the Building or on the Project, would have then required the removal of such hazardous material or other remedial or containment action with respect thereto; and costs incurred to remove, remedy, contain, or treat hazardous material, which hazardous material is brought into the Building or onto the Project after the date hereof by Landlord or any other tenant of the Project and is of such a nature, at that time, that a federal, State or municipal governmental authority, if it had then had knowledge of the presence of such hazardous material, in the state, and under the conditions, that it then exists in the Building or on the Project, would have then required the removal of such hazardous material or other remedial or containment action with respect thereto; (q) costs arising from Landlord's charitable or political contributions; (r) penalties for late payment, including, without limitation, with respect to taxes and equipment leases, (s) costs incurred in installing, operating, maintaining, and owning any specialty items or services not normally installed, operated and maintained in Comparable Buildings and not necessary for Landlord's operation, repair and maintenance of, and the providing of required services for, the Building and/or any associated parking facilities; (t) incentive fees in connection with the management, operation, maintenance and repair of the Project; Docusign Envelope ID: 5DE73501-8C5C-4E6E-96B1-0423E835E57AE2AF5422 D231- 4EC- 97B-A39CF5CF9824

4925-7231-6736.9 376361.00008/9-11-25/arb/arb -10- SUNNYVALE TOWN CENTER Grail, Inc. (u) costs or expenses for purchasing, acquiring or leasing (as distinguished from repair and maintenance costs) sculpture, paintings or other works of art; (v) any gifts provided to any entity whatsoever, including, but not limited to, Tenant, other tenants, employees, vendors, contractors, prospective tenants and agents; (w) the cost of any magazine, newspaper, trade or other subscriptions; and (x) structural repairs to the Building. Notwithstanding the foregoing, Landlord agrees that the total amount of "Controllable Operating Expenses," as such term is defined below, included in Operating Expenses shall not exceed the amount that is equal to the Controllable Operating Expenses payable by Tenant for the first full calendar year of the Lease Term occurring after the calendar year in which the Lease Commencement Date occurs, as increased five percent (5%) per year, on a cumulative, compounded basis, through the expiration of the subject calendar year for which Controllable Operating Expenses are to be calculated. For purposes of this Lease, the term "Controllable Operating Expenses" shall mean all Operating Expenses with the exception of the following: (i) cost of insurance carried by Landlord relating to the Project or the operation thereof; (ii) costs of workers' compensation benefits insurance and employer's liability insurance with respect to any employees of Landlord, its agents or its affiliates engaged in management, access control or maintenance of the Project; (iii) all costs related to the provision of utilities; (iv) excess costs incurred in the operation, cleaning, maintenance repair or up-keep of the Building or the Project only to the extent resulting from market wide unionization of a particular trade or market-wide labor-rate increases due to unavoidable extraordinary circumstances not resulting from the negligence, misconduct or criminal activities of any Landlord Party, including, without limitation, boycotts and strikes; and (v) costs incurred due to an event of Force Majeure; and (vi) costs incurred in complying with changes in Applicable Laws properly amortized and included in Operating Expenses in accordance with this Article 4. Tenant hereby acknowledges and agrees that Tax Expenses are not included within Operating Expenses and are therefore not included within Controllable Operating Expenses. If the Project is not at least ninety-five percent (95%) occupied during all or a portion of any Expense Year (including, without limitation, if any portion of the Project is unleased or is leased, but is not then being used by a tenant in the ordinary course of its business), Landlord may elect to make an appropriate adjustment to the components of Operating Expenses for such Expense Year to determine the amount of Operating Expenses that would have been incurred had the Project been ninety-five percent (95%) occupied; and the amount so determined shall be deemed to have been the amount of Operating Expenses for such Expense Year. For purposes hereof, cost savings in components of Operating Expenses arising by reason of the cessation of use by tenants at the Project due to Casualty (as that term is defined in Section 11.1 below), Force Majeure (as that term is defined in Section 29.16 below), or other extraordinary circumstances are considered variable Operating Expenses that may be grossed up in Operating Expenses. 4.2.8 Taxes. 4.2.8.1 "Tax Expenses" shall mean all federal, state, county, or local governmental or municipal taxes, fees, charges or other impositions of every kind and nature, whether general, special, ordinary or extraordinary, (including, without limitation, real estate taxes, general and special assessments, transit taxes, leasehold taxes or taxes based upon the receipt of rent, including gross receipts or sales taxes applicable to the receipt of rent, unless required to be paid by Tenant, personal property taxes imposed upon the fixtures, machinery, equipment, apparatus, systems and equipment, appurtenances, furniture and other personal property used in connection with the Project, or any portion thereof), which shall be paid or accrued during any Expense Year (without regard to any different fiscal year used by such governmental or municipal authority) because of or in connection with the ownership, leasing and operation of the Project, or any portion thereof. 4.2.8.2 Tax Expenses shall include, without limitation: (i) Any tax on the rent, right to rent or other income from the Project, or any portion thereof, or as against the business of leasing the Project, or any portion thereof; (ii) Any assessment, tax, fee, levy or charge in Docusign Envelope ID: 5DE73501-8C5C-4E6E-96B1-0423E835E57AE2AF5422 D231- 4EC- 97B-A39CF5CF9824

4925-7231-6736.9 376361.00008/9-11-25/arb/arb -11- SUNNYVALE TOWN CENTER Grail, Inc. addition to, or in substitution, partially or totally, of any assessment, tax, fee, levy or charge previously included within the definition of real property tax, it being acknowledged by Tenant and Landlord that Proposition 13 was adopted by the voters of the State of California in the June 1978 election ("Proposition 13") and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, refuse removal and for other governmental services formerly provided without charge to property owners or occupants, and, in further recognition of the decrease in the level and quality of governmental services and amenities as a result of Proposition 13, Tax Expenses shall also include any governmental or private assessments or the Project's contribution towards a required governmental or private cost-sharing agreement for the purpose of augmenting or improving the quality of services and amenities normally provided by governmental agencies; (iii) Any assessment, tax, fee, levy, or charge allocable to or measured by the area of the Premises or the Rent payable hereunder, including, without limitation, any business or gross income tax or excise tax with respect to the receipt of such rent, or upon or with respect to the possession, leasing, operating, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, or any portion thereof; (iv) Any assessment, tax, fee, levy or charge, upon this transaction or any document to which Tenant is a party, creating or transferring an interest or an estate in the Premises; and (v) All of the real estate taxes and assessments imposed upon or with respect to the Building and all of the real estate taxes and assessments imposed on or with respect to the land and other improvements of the Project. 4.2.8.3 Any costs and expenses (including, without limitation, reasonable attorneys' and consultants' fees) incurred in attempting to protest, reduce or minimize Tax Expenses shall be included in Tax Expenses in the Expense Year such expenses are paid. Tax refunds shall be credited against Tax Expenses and refunded to Tenant regardless of when received, based on the Expense Year to which the refund is applicable, provided that in no event shall the amount to be refunded to Tenant for any such Expense Year exceed the total amount paid by Tenant as Additional Rent under this Article 4 for such Expense Year. If Tax Expenses for any period during the Lease Term or any extension thereof are increased after payment thereof for any reason, including, without limitation, error or reassessment by applicable governmental or municipal authorities but excluding any negligent act or omission, or the misconduct or criminal activities, of any Landlord Party, Tenant shall pay Landlord upon demand Tenant's Share of any such increased Tax Expenses included by Landlord as Building Tax Expenses pursuant to the terms of this Lease. Notwithstanding anything to the contrary contained in this Section 4.2.8 (except as set forth in Section 4.2.8.1, above), there shall be excluded from Tax Expenses (i) all excess profits taxes, franchise taxes, gift taxes, capital stock taxes, inheritance and succession taxes, estate taxes, federal and state income taxes, and other taxes to the extent applicable to Landlord's existence or qualification, and any general or net income (as opposed to rents, receipts or income attributable to operations at the Project), (ii) any items included as Operating Expenses, and (iii) any items otherwise paid by Tenant or any other party. 4.2.8.4 For the avoidance of doubt, the amount of Tax Expenses for any Expense Year shall be calculated taking into account any decreases in real estate taxes obtained in connection with Proposition 8, and, therefore, the Tax Expenses in an Expense Year may not be greater than those actually incurred by Landlord; provided that (i) any costs and expenses incurred by Landlord in securing any Proposition 8 reduction shall be included in Tax Expenses or Direct Expenses for purposes of this Lease, and (ii) Landlord shall credit the amount of any tax refunds under Proposition 8 against subsequent payments of Tax Expenses due hereunder. Landlord and Tenant acknowledge that this Section 4.2.8.4 is not intended to in any way affect (A) the inclusion in Tax Expenses of the statutory two percent (2.0%) annual increase in Tax Expenses (as such statutory increase may be modified by subsequent legislation), or (B) the inclusion of real estate taxes in Tax Expenses pursuant to the terms of Proposition 13. 4.2.9 "Tenant's Share" shall mean the percentage set forth in Section 6 of the Summary. In the event that rentable square footage is either added to or removed from the Premises and/or the Building in accordance with this Lease, Tenant's Share shall be appropriately adjusted and reflected in an amendment signed by both Landlord and Tenant, and, as to the Expense Year in which such change occurs, Tenant's Share for such Expense Year shall be determined on the basis of the number of days during such Expense Year that each such Tenant's Share was in effect. Docusign Envelope ID: 5DE73501-8C5C-4E6E-96B1-0423E835E57AE2AF5422 D231- 4EC- 97B-A39CF5CF9824

4925-7231-6736.9 376361.00008/9-11-25/arb/arb -12- SUNNYVALE TOWN CENTER Grail, Inc. 4.3 Allocation of Direct Expenses. 4.3.1 Intentionally Omitted. 4.3.2 Cost Pools. Landlord shall have the right, from time to time, to equitably allocate some or all of the Direct Expenses for the Building among different portions or occupants thereof (the "Cost Pools"), in Landlord's discretion. Such Cost Pools may include, but shall not be limited to, office space tenants and the retail space tenants. The Direct Expenses within each such Cost Pool shall be allocated and charged to the tenants as determined by Landlord in accordance with sound real estate management principles and in accordance with methods in broad use at Comparable Buildings. 4.4 Calculation and Payment of Additional Rent. Tenant shall pay to Landlord, in the manner set forth in Section 4.4.1 below, and as Additional Rent, an amount equal to Tenant's Share of Building Direct Expenses for each Expense Year. 4.4.1 Statement of Actual Building Direct Expenses and Payment by Tenant. Landlord shall deliver to Tenant not more than one hundred fifty (150) days following the end of each Expense Year, a statement (the "Statement") which shall state the actual Building Direct Expenses incurred or accrued for such preceding Expense Year, and which shall indicate the actual amount of Tenant's Share of Building Direct Expenses together with the actual amount paid by Tenant for Estimated Building Direct Expenses. Upon receipt of the Statement for each Expense Year commencing or ending during the Lease Term, Tenant shall pay, with its next installment of Base Rent due, the full amount of Tenant's Share of Building Direct Expenses for such Expense Year, less the amounts, if any, paid during such Expense Year as "Estimated Building Direct Expenses," as that term is defined in Section 4.4.2 below, and if Tenant paid more as Estimated Building Direct Expenses than the actual Tenant's Share of Building Direct Expenses (an "Excess"), Tenant shall receive a credit in the amount of such Excess against Rent next due under this Lease until the Excess is credited in full, and if the Lease Term ends prior to the full credit of any Excess Landlord shall, within thirty (30) days after the end of the Lease Term, deliver a check payable to Tenant in the amount of such uncredited Excess or apply any such uncredited Excess against any unpaid Rent and deliver a statement to Tenant detailing such unpaid Rent and such application of the uncredited Excess. The failure of Landlord to timely furnish the Statement for any Expense Year shall not prejudice Landlord or Tenant from enforcing its rights under this Article 4. Even though the Lease Term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's Share of Building Direct Expenses for the Expense Year in which this Lease terminates, if Tenant's Share of actual Building Direct Expenses is greater than the amount of Estimated Building Direct Expenses previously paid by Tenant to Landlord with respect to such final Expense Year, then (a) Tenant shall, within thirty (30) days after receipt of the Statement, pay to Landlord such amount, and (b) if there is an Excess with respect to such final Expense Year, Landlord shall, within thirty (30) days after the expiration of the Lease Term, deliver a check payable to Tenant in the amount of such Excess or apply any such overpayment against any unpaid Rent and deliver a statement to Tenant detailing such unpaid Rent and such application of the Excess. Notwithstanding the foregoing provisions of this Section 4.4.1, Tenant shall not be responsible for Tenant's Share of any Building Direct Expenses attributable to any Expense Year which are first billed to Tenant more than two (2) years after the date of expiration of such Expense Year, provided that Tenant shall be responsible for Tenant's Share of any Building Direct Expenses for any Expense Year if the same are first levied by any governmental authority or by any public utility companies following the date that is two (2) years following the expiration of such Expense Year so long as Landlord delivers to Tenant a bill for such amounts within six (6) months after Landlord's receipt of a bill from such governmental authority or such public utility company. The provisions of this Section 4.4.1 shall survive the expiration or earlier termination of the Lease Term. 4.4.2 Statement of Estimated Building Direct Expenses. In addition, Landlord shall endeavor to give Tenant a yearly expense estimate statement (the "Estimate Statement") not less than thirty (30) days prior to the first day of each Expense Year which shall set forth Landlord's reasonable estimate (the "Estimate") of what the total amount of Building Direct Expenses for such Expense Year shall be and the estimated amount of Tenant's Share of Building Direct Expenses (the "Estimated Building Direct Expenses"); provided that (a) Tenant shall have no obligations to pay any Estimated Building Direct Expenses until Landlord delivers an Estimate Statement, (b) the most recent Estimate Statement delivered to Tenant shall remain in effect until a subsequent Estimate Statement is delivered and (c) no Estimate Statement shall be effective until Docusign Envelope ID: 5DE73501-8C5C-4E6E-96B1-0423E835E57AE2AF5422 D231- 4EC- 97B-A39CF5CF9824

4925-7231-6736.9 376361.00008/9-11-25/arb/arb -13- SUNNYVALE TOWN CENTER Grail, Inc. the first day of the month that is thirty (30) days after delivery thereof. Tenant shall pay, with each monthly Base Rent installment, an amount equal to one-twelfth (1/12) of the total Estimated Building Direct Expenses set forth in the most recent Estimate Statement delivered by Landlord to Tenant. The failure of Landlord to timely furnish the Estimate Statement for any Expense Year shall not preclude Landlord from enforcing its rights to collect any Estimated Building Direct Expenses under this Article 4, nor shall Landlord be prohibited from delivering a revised Estimate Statement; provided that (i) no revised Estimate Statement shall be effective until the first day of the month that is thirty (30) days after delivery thereof, and (ii) Landlord may only deliver up to two (2) revised Estimated Statements for any Expense Year. After delivery of a revised Estimate Statement, Tenant shall pay, with the next installment of Base Rent due on and after the effective date of such revised Estimate Statement, a fraction of the Estimated Building Direct Expenses for the then-current Expense Year (reduced by any amounts Estimated Building Direct Expenses previously paid for such Expense Year ), such fraction having as its numerator the number of months which have elapsed in such current Expense Year, including the month of such payment, and twelve (12) as its denominator. 4.5 Taxes and Other Charges for Which Tenant Is Directly Responsible. 4.5.1 Tenant shall be liable for and shall pay prior to delinquency, taxes levied against Tenant's equipment, furniture, fixtures and any other personal property located in or about the Premises. If any such taxes on Tenant's equipment, furniture, fixtures and any other personal property are levied against Landlord or Landlord's property or if the assessed value of Landlord's property is increased by the inclusion therein of a value placed upon such equipment, furniture, fixtures or any other personal property of Tenant and if Landlord pays the taxes based upon such increased assessment, which Landlord shall have the right to do regardless of the validity thereof but only upon prior written notice to Tenant and only under proper protest if requested by Tenant, Tenant shall within thirty (30) days of demand therefor (together with commercially reasonable supporting evidence) repay to Landlord the taxes so levied against Landlord or the portion of such taxes resulting from such increase in the assessment, as the case may be. 4.5.2 If the tenant improvements in the Premises, whether installed and/or paid for by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, are assessed for real property tax purposes at a valuation higher than the valuation at which tenant improvements conforming to Landlord's "building standard" in other space in the Building are assessed, then the Tax Expenses levied against Landlord or the property by reason of such excess assessed valuation shall be deemed to be taxes levied against personal property of Tenant and shall be governed by the provisions of Section 4.5.1, above. 4.5.3 Notwithstanding any contrary provision herein, Tenant shall pay prior to delinquency any (i) rent tax or sales tax, service tax, transfer tax or value added tax, or any other applicable tax on the rent or services herein or otherwise respecting this Lease, (ii) taxes assessed upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion of the Project, including the Project parking facility; or (iii) taxes assessed upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises. 4.6 Audit Right. Within one hundred twenty (120) days after receiving any Statement (the "Review Notice Period"), Tenant may give Landlord written notice ("Review Notice") stating that Tenant elects to review Landlord's calculation of the Building Direct Expenses for the Expense Year to which such Statement applies and identifying, with reasonable specificity, the components ("Components") of the Building Direct Expenses which Tenant wishes to review, and the records of Landlord reasonably relating to the Components that Tenant desires to review. Within a reasonable time after receiving a timely delivered Review Notice (and a confidentiality agreement as described below), Landlord shall make such records available to Tenant electronically for inspection, or, to the extent that in Landlord’s good faith discretion such records are not susceptible to being available electronically, deliver to Tenant or make available to Tenant at a location in the greater San Francisco Bay, California, area reasonably designated by Landlord, copies of all such records. Landlord shall make all such pertinent records available for inspection that are reasonably necessary for Tenant to conduct its review. No books or records may be removed from Landlord’s offices, but Tenant shall have the right to copy the same at Tenant's cost. Within sixty (60) days after such records are made available to Tenant (the "Objection Period"), Tenant may deliver to Landlord written notice (an "Objection Notice") stating with reasonable specificity any objections to the amount of or inclusion of amounts in the Statement, in which Docusign Envelope ID: 5DE73501-8C5C-4E6E-96B1-0423E835E57AE2AF5422 D231- 4EC- 97B-A39CF5CF9824

4925-7231-6736.9 376361.00008/9-11-25/arb/arb -14- SUNNYVALE TOWN CENTER Grail, Inc. event Landlord and Tenant shall work together in good faith to resolve Tenant's objections. Tenant may not deliver more than one Review Notice or more than one Objection Notice with respect to any Expense Year. If Tenant fails to give Landlord a Review Notice before the expiration of the Review Notice Period or fails to give Landlord an Objection Notice before the expiration of the applicable Objection Period, Tenant shall be deemed to have approved the Statement the subject of the Review Notice. If Tenant retains an agent to review Landlord's records (a “Tenant Review”), the agent must be with a CPA firm or a CPA with a real estate brokerage firm, in either case licensed to do business in the State of California, and its fees shall not be contingent, in whole or in part, upon the outcome of the review. Tenant shall be responsible for all costs of such review, unless it is determined that Landlord has overstated the Building Direct Expenses for such Expense Year by over five percent (5%) in which case Landlord shall be responsible for all third-party costs in connection with such review. The records and any related information obtained from Landlord shall be treated as confidential, and as applicable only to the Premises, by Tenant, its auditors, consultants, and any other parties reviewing the same on behalf of Tenant (collectively, "Tenant's Auditors"). Before making any records available for review, Landlord may require Tenant and Tenant's Auditors to execute a confidentiality agreement, in which event Tenant shall cause the same to be executed and delivered to Landlord within fifteen (15) days after receiving it from Landlord, and if Tenant fails to do so, the Objection Period shall be reduced by one day for each day by which such execution and delivery follows the expiration of such fifteen (15)-day period. Notwithstanding any contrary provision hereof, Tenant may not give any notice hereunder, examine Landlord's records or dispute any Statement if Tenant is in default under this Lease beyond the expiration of any applicable notice and cure periods. If, for any Expense Year, Landlord and Tenant determine that Tenant paid more or less than the actual Tenant’s Share of amounts the subject of a Statement, Tenant shall receive a credit in the amount of its overpayment against Rent then or next due hereunder, or shall pay Landlord the amount of its underpayment with the Rent next due hereunder; provided, however, that if this Lease has expired or terminated and Tenant has vacated the Premises, Landlord shall pay Tenant the amount of Tenant's overpayment not then fully credited (less any Rent due), or Tenant shall pay Landlord the amount of Tenant's underpayment, within thirty (30) days after such determination. If the Parties are unable to resolve a dispute with respect to the overpayment or underpayment of amounts the subject of a Statement within sixty (60) days after delivery of an Objection Notice, then, at Tenant's request, a reputable nationally or regionally recognized certified public accounting firm selected by Landlord, and reasonably approved by Tenant (and that has not represented Landlord and/or Tenant during the five (5) year period prior to such appointment), shall conduct an review of the relevant Statement or Components thereof on which Landlord and Tenant have not been able to agree (the "Neutral Audit"). Tenant shall pay all costs and expenses of the Neutral Audit unless the final determination in such Neutral Audit is that Landlord overstated amounts payable by Tenant for the Expense Year being audited by more than three five percent (5%), in which case Landlord shall pay the actual and reasonable costs and expenses of the Neutral Audit and Tenant’s Review. The results of the Neutral Audit shall be final and binding on both parties and any Excess or underpayment shall be addressed in the same manner as under Section 4.4.1. Tenant agrees that Tenant's sole right to inspect Landlord's books and records and to contest the amount of Building Direct Expenses payable by Tenant shall be as set forth in this Section 4.6 and Tenant waives any and all other rights to inspect such books and records and/or to contest the amount of Building Direct Expenses payable by Tenant. Notwithstanding anything to the contrary set forth above, Tenant’s audit rights under this Section 4.6 shall be conditioned upon Tenant having paid the total amounts billed by Landlord for Building Direct Expenses within the time stipulated hereinabove for payment (including, without limitation, the contested amounts). ARTICLE 5 USE OF PREMISES 5.1 Permitted Use. Tenant shall use the Premises solely for the Permitted Use set forth in Section 7 of the Summary and Tenant shall not use or permit the Premises or use or knowingly and intentionally permit the Project to be used for any other purpose or purposes whatsoever without the prior written consent of Landlord, which may be withheld in Landlord's sole discretion. Subject to the terms of this Lease, the Rules and Regulations set forth in Exhibit D and such security measures that Landlord may reasonably deem necessary or desirable for the safety and security of the Building or the Premises and which are delivered to Tenant in advance in writing, Tenant shall have access to the Building, the Building Parking Facilities and the Premises twenty- four (24) hours per day, seven (7) days per week, subject to full or partial closures which may be Docusign Envelope ID: 5DE73501-8C5C-4E6E-96B1-0423E835E57AE2AF5422 D231- 4EC- 97B-A39CF5CF9824

4925-7231-6736.9 376361.00008/9-11-25/arb/arb -15- SUNNYVALE TOWN CENTER Grail, Inc. required from time to time for construction, maintenance, repairs, actual or threatened emergency or other events or circumstances which make it reasonably necessary to temporarily restrict or limit access. 5.2 Prohibited Uses. Tenant further covenants and agrees that Tenant shall not use, or suffer or permit any person or persons to use, the Premises or any part thereof for any use or purpose contrary to the provisions of the Rules and Regulations set forth in Exhibit D, attached hereto, or in violation of Applicable Laws, including, without limitation, any such laws, ordinances, regulations or requirements relating to hazardous materials or hazardous substances, as those terms are defined by Applicable Laws (as that term is defined in Section 24.1 below) now or hereafter in effect; provided that the prohibitions in this Section 5.2 are not intended to, and shall not, prohibit or impair Tenant’s use of the Premises for the Permitted Use where such use complies with Applicable Laws, including that the substances and materials on Schedule 5.2 are specifically approved and permitted by Landlord. Tenant shall not allow occupancy density of use of the Premises which is greater than one (1) person per one hundred forty (140) rentable square feet of the Premises. Tenant shall not do or permit anything to be done in or about the Premises which damages the commercial reputation of the Project or unreasonably obstructs or unreasonably interferes with the rights of other tenants or occupants of the Building, or injures or unreasonably annoys them, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall comply with, and Tenant's rights and obligations under this Lease and Tenant's use of the Premises shall be subject and subordinate to, all recorded easements, covenants, conditions, and restrictions now or hereafter affecting the Project and the Premises (collectively, "Recorded Documents"). Notwithstanding the foregoing or any other provision of this Lease to the contrary, Tenant shall have no obligations (including, without limitation, Tenant’s indemnification obligations contained in this Lease) with respect to, and Operating Expenses shall not include any costs or expenses incurred in connection with, any hazardous materials or hazardous substances (i) existing or generated, at, in, on, under or in connection with the Premises or Building (A) prior to the Possession Date, or (B) by any Landlord Party at any time, or (ii) existing or generated at, in, on, under or in connection with any portion of the Project outside of the Premises at any time to the extent caused by any person or entity other than Tenant or any Tenant Parties, except, in either case, to the extent that Tenant or any Tenant Parties exacerbates the same (collectively, "Pre-Existing Hazardous Materials"). In the event any Pre-Existing Hazardous Materials exist, Landlord shall remediate the same in accordance with Applicable Laws. ARTICLE 6 SERVICES AND UTILITIES 6.1 Standard Tenant Services. Landlord shall provide the following services on all days (unless otherwise stated below) during the Lease Term. 6.1.1 Subject to limitations imposed by all Applicable Laws, Landlord shall provide heating and air conditioning ("HVAC") for normal office use in the Premises, as reasonably determined by Landlord (including with respect to the standards at Comparable Buildings), from 8:00 A.M. to 6:00 P.M. Monday through Friday (collectively, the "Building Hours"), except for the dates of observation of New Year's Day, Independence Day, Labor Day, Memorial Day, Thanksgiving Day, Christmas Day and, at Landlord's discretion on not less than thirty (30) days prior written notice to Tenant, other locally or nationally recognized holidays observed at Comparable Buildings (collectively, the "Holidays"). 6.1.2 Landlord shall provide adequate electrical wiring and facilities for connection to Tenant's lighting fixtures and incidental use equipment that are, as reasonably determined by Landlord, customarily furnished in Comparable Buildings for the Permitted Use. Tenant will design Tenant's electrical system serving any equipment producing nonlinear electrical loads to accommodate such nonlinear electrical loads, including, but not limited to, oversizing neutral conductors, derating transformers and/or providing power-line filters. Engineering plans shall include a calculation of Tenant's fully connected electrical design load with and without demand factors and shall indicate the number of watts of unmetered and submetered loads. Tenant shall bear the cost of replacement of lamps, starters and ballasts for non-Building standard lighting fixtures installed by Tenant within the Premises. Notwithstanding anything to the contrary herein, provided that so long as Tenant is leasing and occupying (including subleases) not less than the RSF of the Original Premises (a) Landlord shall cause to be available to, and Tenant shall have the Docusign Envelope ID: 5DE73501-8C5C-4E6E-96B1-0423E835E57AE2AF5422 D231- 4EC- 97B-A39CF5CF9824

4925-7231-6736.9 376361.00008/9-11-25/arb/arb -16- SUNNYVALE TOWN CENTER Grail, Inc. right to draw 2,000 amps of electrical power, in the aggregate, from the Building electrical systems (“Tenant’s Power”), and (b) electricity at the Premises shall be separately metered by an E-Mon D-Mon at Landlord’s sole cost and expense (and not as part of the Tenant Improvement Allowance), the installation of which shall be performed by Tenant as part of the Tenant Improvements, as more specially described in the Tenant Work Letter. For the avoidance of doubt, Tenant’s Power shall be inclusive of any electrical capacity available to Tenant for Tenant's EV Chargers (as defined below). 6.1.3 Landlord shall provide city water from the regular Building outlets for drinking, lavatory and toilet purposes in the Premises and Building Common Areas. 6.1.4 Landlord shall provide janitorial services to the Premises and the Common Areas, except for weekends and the date of observation of the Holidays, in and about the Premises and window washing services in a manner consistent with Comparable Buildings; provided that with respect to janitorial services at the Premises, on not less than thirty (30) days prior notice to Landlord, Tenant shall have the right retain Tenant’s own provider at Tenant’s expense, such provider being subject to the reasonable approval of Landlord, to ensure that the janitorial personnel working within the Premises are subject to a confidentiality agreement in favor of Tenant, trained by Tenant to provide services in Tenant’s laboratory spaces, and can provide the servicing schedule required by Tenant. If and for so long as Tenant has elected to retain its own janitorial service, Operating Expenses under this Lease shall only include janitorial services for the Common Areas. Notwithstanding the foregoing, Landlord shall have the right to require Tenant to hire union janitorial services, in the event Tenant's non-union janitorial services vendor causes disruption or labor disharmony with Landlord's janitorial service provider or other trades/services in the Project, as determined by Landlord in its reasonable discretion. 6.1.5 Landlord shall provide nonexclusive, non-attended automatic passenger elevator service during Building Hours, and shall have at least one such elevator available at all other times. 6.1.6 Landlord shall provide nonexclusive freight elevator service subject to scheduling by Landlord. Tenant shall cooperate fully with Landlord at all times and abide by all regulations and requirements that Landlord may reasonably prescribe for the proper functioning and protection of the HVAC, electrical, mechanical and plumbing systems; provided that (A) in no event shall any such regulations and requirements materially increase Tenant’s obligations, or materially decrease or impair Tenant’s rights, under this Lease, and in the event of any conflict between such regulations and requirements and this Lease, this Lease shall control, and (B) with respect to the HVAC, electrical, mechanical and plumbing systems serving the laboratory space and similarly critical portions of the Premises (but excluding any Base Building systems), Tenant shall have the right, upon written notice to Landlord, to cause Tenant’s own maintenance and repair providers to service such systems to the extent of issues with the provision of such services critical to the operation of such portions of the Premises. Tenant acknowledges that Landlord may be required under Applicable Law in the future to disclose information concerning Tenant's energy usage to certain third parties, including, without limitation, prospective purchasers, lenders and tenants of the Building ("Tenant Energy Use Disclosure"). Tenant shall reasonably cooperate with Landlord with respect to any Tenant Energy Use Disclosure. Without limiting the generality of the foregoing, in connection with a Tenant Energy Use Disclosure Tenant shall, within twenty (20) days following request from Landlord, disclose to Landlord, in a form reasonably required by Landlord, all consumption data information requested by Landlord for any (i) utility billed directly to Tenant and any subtenant or licensee of the Premises; and (ii) submetered or separately metered utility supplied to the Premises for which Landlord is not responsible for reading under the Lease, including, but not limited to, the amount of power or other utilities consumed within the Premises for which the meters for such utilities are in Tenant's name, the number of employees working within the Premises, the operating hours for Tenant's business in the Premises, and general electrical use specifications for equipment operated by Tenant in the Premises. In connection a Tenant Energy Use Disclosure, if Tenant utilizes separate utility services from those of Landlord, Tenant hereby consents to Landlord obtaining the information directly from such service providers and, within twenty (20) days after written request, Tenant shall execute and deliver to Landlord and the service providers such commercially reasonable written releases as the service providers may request evidencing Tenant’s consent to deliver such data to Landlord. Tenant acknowledges that the information in a Tenant Energy Use Disclosure shall be provided on a non-confidential Docusign Envelope ID: 5DE73501-8C5C-4E6E-96B1-0423E835E57AE2AF5422 D231- 4EC- 97B-A39CF5CF9824

4925-7231-6736.9 376361.00008/9-11-25/arb/arb -17- SUNNYVALE TOWN CENTER Grail, Inc. basis and may be provided by Landlord to the applicable utility providers, the California Energy Commission (and other governmental entities having jurisdiction), and any third parties to whom Landlord is required to make any Tenant Energy Use Disclosure under Applicable Law. In addition, Tenant represents to Landlord that any and all information provided by Tenant to Landlord pursuant to this paragraph shall be, to the best of Tenant's knowledge, true and correct in all material respects, Tenant acknowledges that Landlord shall rely on such information, and Tenant shall indemnify, defend and hold harmless the Landlord Parties from and against all claims, demands, liabilities, damages, losses, costs and expenses, including, without limitation, reasonable attorneys' fees, incurred in connection with or arising from any breach of the foregoing representation and/or Tenant's failure to timely provide any information requested by Landlord pursuant to this paragraph. The indemnification under this paragraph shall survive the expiration or earlier termination of this Lease. 6.2 Overstandard Tenant Use. Tenant shall not, without Landlord's prior written consent (which may be pursuant to the Tenant Work Letter), use machines generating excessive heat, machines other than normal fractional horsepower office machines, or lighting other than Building standard lights in the Premises, which may adversely affect the temperature otherwise maintained by the air conditioning system or increase the water normally furnished for the Premises by Landlord pursuant to the terms of Section 6.1 of this Lease; provided that the foregoing shall not limit or impair, or result in liability to Tenant for, the use of machines and equipment of the type described on Schedule 6.2. Landlord shall have the right to require that Tenant install supplementary air conditioning units or other facilities in or serving the Premises, including supplementary or additional metering devices, and the cost thereof, including the cost of installation, operation and maintenance, increased wear and tear on existing Base Building equipment and other similar charges, shall be paid by Tenant to Landlord thirty (30) days after billing by Landlord (together with reasonable supporting materials). If utilities to the Premises are not separately metered and paid by Tenant directly to the applicable provider and Tenant uses water, electricity, heat or air conditioning in excess of that supplied by Landlord pursuant to Section 6.1 of this Lease, then Tenant shall pay to Landlord, upon billing, the actual cost of such excess consumption, the cost of the installation, operation, and maintenance of equipment which is installed in order to supply such excess consumption, and the cost of the increased wear and tear on existing equipment caused by such excess consumption; and Landlord may, and at Tenant’s request, shall install devices to separately meter any increased use and in such event Tenant shall pay the increased cost directly to Landlord, plus a reasonable administrative fee uniformly established and applied for the entire Building and/or the Project and not exceeding such fee chargeable at Comparable Buildings (“Administrative Fee”), within thirty (30) days of an invoice therefor (together with reasonable supporting documentation), at the rates charged by the public utility company furnishing the same, including the cost of installing, testing and maintaining of such additional metering devices. Tenant's use of electricity shall never exceed the capacity of the feeders to Building or the risers or wiring installation. If Tenant desires to use heat, ventilation or air conditioning from Base Building systems during hours other than those for which Landlord is obligated to supply such utilities pursuant to the terms of Section 6.1 of this Lease, Tenant shall give Landlord such prior notice, if any, as Landlord shall from time to time establish as appropriate, to the extent such additional utilities can be made available, and Landlord shall supply such utilities to Tenant at such Actual Hourly Cost (as defined below) to Tenant (which shall be treated as Additional Rent) and which may include an Administrative Fee) as Landlord shall from time to time establish. "Actual Hourly Cost" shall mean the actual cost incurred by Landlord (to the extent not duplicative of costs included in Operating Expenses), as reasonably determined by Landlord, including depreciation (to the extent permitted under Section 4.2.7), uniformly established and applied for the entire Building and/or the Project and without charge for overhead or profit. 6.3 Interruption of Use. Tenant agrees that Landlord shall not be liable for damages, by abatement of Rent (subject to Section 6.4 below) or otherwise, for failure of the supplying utility to furnish or delay furnishing any service (including telephone and telecommunication services), or for any diminution in the quality or quantity thereof, when such failure or delay or diminution is occasioned, in whole or in part, by breakage, repairs, replacements, or improvements, by any strike, lockout or other labor trouble, by inability to secure electricity, gas, water, or other fuel at the Building or Project after reasonable effort to do so, by any riot or other dangerous condition, emergency, accident or Casualty whatsoever, by act or default of Tenant or other parties, or by any other cause other than the gross negligence, willful misconduct or criminal activities of the Landlord Parties; and such failures or delays or diminution shall never be deemed to constitute Docusign Envelope ID: 5DE73501-8C5C-4E6E-96B1-0423E835E57AE2AF5422 D231- 4EC- 97B-A39CF5CF9824

4925-7231-6736.9 376361.00008/9-11-25/arb/arb -18- SUNNYVALE TOWN CENTER Grail, Inc. an eviction or disturbance of Tenant's use and possession of the Premises or, subject to Section 6.4 below, relieve Tenant from paying Rent or performing any of its obligations under this Lease. Furthermore, Landlord shall not be liable under any circumstances for a loss of, or injury to, property or injury to or interference with, Tenant's business, including, without limitation, loss of profits, however occurring, through or in connection with or incidental to a failure to furnish any of the services or utilities as set forth in this Article 6, except to the extent of property damage caused by the willful or criminal misconduct of Landlord. Landlord may comply with voluntary controls or guidelines promulgated by any governmental entity relating to the use or conservation of energy, water, gas, light or electricity or the reduction of automobile or other emissions without creating any liability of Landlord to Tenant under this Lease, provided that the Premises and the Building Parking Facilities are not thereby rendered untenantable for the Permitted Use or use of the Parking Allocation, as applicable. 6.4 Rent Abatement. If (i) Landlord fails to provide services required of Landlord under Section 6.1 above, and (ii) such failure causes all or a “material portion” of the Premises to be untenantable by Tenant and Tenant actually ceases to use all or a material portion of the Premises (material portion being a portion such that the remaining usable area is less than the minimum area of the Premises necessary for the conduct of Tenant’s operations therein), and (iii) such failure is reasonably within Landlord's ability to cure, and (iv) such failure is not the result of the acts and/or omissions of Tenant and/or other Tenant Parties, then in order to be entitled to receive the benefits of this Section 6.4, Tenant must give Landlord notice (the "Initial Notice"), specifying such failure to perform by Landlord (the "Abatement Event"). If Landlord has not commenced to cure such Abatement Event within two (2) business days after the receipt of the Initial Notice and is not otherwise excused from such performance by this Lease, then prior to any abatement, Tenant must deliver an additional notice to Landlord within two (2) business days (the "Additional Notice"), specifying such Abatement Event and Tenant's intention to abate the payment of Rent under this Lease. If Landlord does not commence to cure such Abatement Event within three (3) business days of receipt of the Additional Notice and thereafter diligently pursue the cure to completion, Tenant may, upon written notice to Landlord, immediately abate Base Rent and Tenant's Share of Direct Expenses payable under this Lease for that portion of the Premises rendered untenantable and not actually used by Tenant, for the period beginning on the date five (5) business days after the Initial Notice to the earlier of the date Landlord cures such Abatement Event or the date Tenant recommences the use of such portion of the Premises. If Tenant fails to provide the Additional Notice as and when required, then Tenant's right to abate Base Rent and Tenant's Share of Direct Expenses shall be of no further force or effect with respect to the applicable Abatement Event. Such right to abate Rent shall be Tenant's sole and exclusive remedy at law or in equity for an Abatement Event. Except as provided in this Section 6.4, nothing contained herein shall be interpreted to mean that Tenant is excused from paying Rent due hereunder. Subject to Tenant's delivery of an Initial Notice and Additional Notice as described above, an Abatement Event shall also include the total or partial closure of the Building or the Building Parking Facility (other than on account of Force Majeure), which closure (1) is the result of the action or inaction of Landlord, (2) which closure is reasonably within Landlord's ability to cure, and (3) if and to the extent such closure relates to the Building Parking Facilities, (a) such closure results in more than fifty percent (50%) of Tenant's Parking Allocation being unavailable for the time periods provided for in the Initial Notice and Additional Notice, and (b) Landlord does not provide temporary alternative parking to Tenant for the duration of such closure. As used in this paragraph, any such temporary alternative parking must be within a five (5) minute walk from the Building Parking Facility and may not exceed three (3) months in duration. ARTICLE 7 REPAIRS Tenant shall, at Tenant's own expense, pursuant to the terms of this Lease, including without limitation Article 8 hereof, keep the Premises, including all improvements, fixtures and furnishings therein, in good order, repair and condition at all times during the Lease Term, Casualty and condemnation excepted. In addition, Tenant shall, at Tenant's own expense, but under the supervision and subject to the prior approval of Landlord (not to be unreasonably withheld, conditioned or delayed), and within any reasonable period of time specified by Landlord, pursuant to the terms of this Lease, including without limitation Article 8 hereof, promptly and adequately repair all damage to the Premises and replace or repair all damaged, broken, or worn fixtures and Docusign Envelope ID: 5DE73501-8C5C-4E6E-96B1-0423E835E57AE2AF5422 D231- 4EC- 97B-A39CF5CF9824

4925-7231-6736.9 376361.00008/9-11-25/arb/arb -19- SUNNYVALE TOWN CENTER Grail, Inc. appurtenances therein, except for damage caused by ordinary wear and tear or beyond the reasonable control of Tenant or the subject of the Casualty and condemnation provisions of this Lease; provided however, that, at Landlord's option, or if Tenant fails to make such repairs as and when required, and such failure continues for more than thirty (30) days after notice thereof from Landlord to Tenant, Landlord may, but need not, make such repairs and replacements, and Tenant shall pay Landlord the actual cost thereof, together with a percentage of the actual cost thereof (to be uniformly established and applied to the entire Building and/or the Project) sufficient to reimburse Landlord for all overhead, general conditions, fees and other costs or expenses arising from Landlord's involvement with such repairs and replacements forthwith upon being billed for same. Landlord’s entry into the Premises with respect to repairs and alterations, to the Premises or to the Building or to any equipment located in the Building shall be governed by Article 27 hereof. Tenant hereby waives any and all rights under and benefits of subsection 1 of Section 1932 and Sections 1941 and 1942 of the California Civil Code or under any similar law, statute, or ordinance now or hereafter in effect. In completing repair and maintenance of the Premises, Tenant shall comply with Landlord’s Sustainability Practices (as defined below). ARTICLE 8 ADDITIONS AND ALTERATIONS 8.1 Landlord's Consent to Alterations. Tenant may not make any improvements, alterations, additions or changes to the Premises or any mechanical, plumbing or HVAC facilities or systems serving the Premises (collectively, the "Alterations") without first procuring the prior written consent of Landlord to such Alterations, which consent shall be requested by Tenant not less than thirty (30) days prior to the commencement thereof, and which consent may not be unreasonably withheld, provided it shall be deemed reasonable for Landlord to withhold its consent to any Alteration which adversely affects the Base Building or is visible from the exterior of the Building. Notwithstanding the foregoing, Tenant shall be permitted to make Alterations following ten (10) business days' notice to Landlord, but without Landlord's prior consent, to the extent that such Alterations (i) do not affect the Base Building, (ii) are not visible from the exterior of the Building, (iii) do not require a building or construction permit, or (iv) cost less than $250,000.00 per project ("Cosmetic Alterations"). At the time Tenant notifies Landlord of any Cosmetic Alteration, Tenant shall give Landlord a copy of Tenant’s plans for the work. If the Cosmetic Alteration is of such a nature that formal plans will not be prepared for the work, Tenant shall provide Landlord with a reasonably specific description of the work. For purposes of determining the cost of an Alteration, work done in phases or stages shall be considered part of the same Alteration project, and any Alteration shall be deemed to include all trades and materials involved in accomplishing a particular result. Landlord shall review and provide its approval or disapproval of the plans and specifications for a proposed Alteration within thirty (30) days after its receipt thereof. If Landlord fails to respond to Tenant's request for approval of any proposed Alterations within such thirty (30)-day period, Tenant may deliver a written "reminder notice" to Landlord that contains the following statement in bold and capital letters: "THIS IS A SECOND REQUEST FOR APPROVAL PURSUANT TO THE PROVISIONS OF SECTION 8.1 OF THE LEASE. IF LANDLORD FAILS TO RESPOND WITHIN FIVE (5) BUSINESS DAYS AFTER RECEIPT OF THIS NOTICE, THEN LANDLORD SHALL BE DEEMED TO HAVE APPROVED THE ALTERATIONS DESCRIBED HEREIN." If Landlord fails to respond to such "reminder notice" within five (5) business days, then Landlord shall be deemed to have approved the proposed Alterations. At the time Landlord consents to any Alterations, Landlord shall provide written notice to Tenant as to whether or not such Alterations, or any portion thereof, require removal and restoration (and to what extent) at the expiration or termination of the Lease. With respect to Alterations that do not require Landlord consent, Tenant shall have the right to request by written notice to Landlord, and Landlord shall deliver within thirty (30) days of such request, written notice to Tenant as to whether or not such Alterations, or any portion thereof, require removal and restoration (and to what extent) at the expiration or termination of the Lease. The construction and any required removal and restoration of, the initial improvements to the Premises shall be governed by the terms of the Tenant Work Letter and not the terms of this Article 8. 8.2 Manner of Construction. Landlord may impose, as a condition of its consent to any and all Alterations or repairs of the Premises or about the Premises, such requirements as Landlord in its sole discretion may deem desirable, including, but not limited to, the requirement that Tenant utilize for such purposes only contractors, subcontractors, materials, mechanics and materialmen selected by Tenant from a list provided and approved by Landlord. If such Alterations Docusign Envelope ID: 5DE73501-8C5C-4E6E-96B1-0423E835E57AE2AF5422 D231- 4EC- 97B-A39CF5CF9824

4925-7231-6736.9 376361.00008/9-11-25/arb/arb -20- SUNNYVALE TOWN CENTER Grail, Inc. will involve the use of or disturb hazardous materials or substances existing in the Premises, Tenant shall comply with Landlord's reasonable nondiscriminatory rules and regulations concerning such hazardous materials or substances. Tenant shall construct such Alterations and perform such repairs in a good and workmanlike manner, in conformance with any and Applicable Laws and pursuant to a valid building permit, issued by the City of Sunnyvale, if required under Applicable Law, all in conformance with Landlord's reasonable nondiscriminatory construction rules and regulations delivered in writing to Tenant; provided, however, that prior to commencing to construct any Alteration, Tenant and Landlord shall meet to discuss Landlord's design parameters and code compliance issues. In the event Tenant performs any Alterations in the Premises which require or give rise to changes to the "Base Building," as that term is defined below, under Applicable Law, then Landlord shall, at Tenant's expense, make such changes to the Base Building. The "Base Building" shall include the structural portions of the Building, and the public restrooms, elevators, exit stairwells and the systems and equipment serving the Premises and the other demised or demisable space in the Building, including the internal core of the Building. In performing the work of any such Alterations, Tenant shall have the work performed in such manner so as not to unreasonably obstruct access to the Project or any portion thereof, by any other tenant of the Project, and so as not to obstruct the business conducted at the Project of Landlord or other tenants in the Project. Tenant shall not use (and upon notice from Landlord shall cease using) contractors, services, workmen, labor, materials or equipment that, in Landlord's reasonable judgment, would disturb labor harmony with the workforce or trades engaged in performing other work, labor or services in or about the Building or the Common Areas. In addition to Tenant's obligations under Article 9 of this Lease, upon completion of any Alterations, Tenant agrees to cause a Notice of Completion to be recorded in the office of the Recorder of the County of Santa Clara in accordance with Section 8182 of the California Civil Code or any successor statute and furnish a copy thereof to Landlord upon recordation, and Tenant shall deliver to Landlord (A) a reproducible print copy, and (B) an electronic CAD file, of the "as built" drawings of the Alterations as well as all permits, approvals and other documents issued by any governmental agency in connection with the Alterations. Based upon such "as built" drawings and other documents provided by Tenant, Landlord shall, at Tenant's expense, update Landlord's "as-built" master plans for the floor(s) on which the Premises are located, if any, including updated vellums and electronic CAD files, all of which may be modified by Landlord from time-to-time, and the current versions of which shall be made available to Tenant upon Tenant's request. Notwithstanding anything to the contrary herein, with respect to any repair obligation of Tenant where this Lease requires Landlord’s prior consent, no Event of Default shall have occurred as to any such obligation for so long as Landlord has not given such consent or rejection in writing; provided that Landlord shall not unreasonably withhold its consent and no Event of Default shall have occurred upon or following a rejection by Landlord so long as Tenant has timely delivered a request for consent and thereafter diligently responds to Landlord’s written rejections. 8.3 Payment for Improvements. If payment is made directly to contractors, Tenant shall (i) comply with Landlord's written requirements delivered to Tenant for final lien releases and waivers in connection with Tenant's payment for work to contractors, which requirements shall comply with Applicable Law, and (ii) acknowledge in writing receipt of Landlord's standard contractor's rules and regulations referenced in this Article 8. Whether or not Tenant orders any work directly from Landlord, Tenant shall pay to Landlord a fee of three percent (3%) of the hard costs of any Alterations other than Cosmetic Alterations in compensation for all overhead, general conditions, fees and other costs and expenses arising from Landlord's involvement with such Alterations. 8.4 Construction Insurance. In addition to the requirements of Article 10 of this Lease, in the event that Tenant makes any Alterations, prior to the commencement of such Alterations, Tenant shall provide Landlord with evidence that Tenant carries "Builder's All Risk"/"Course of Construction” equal to the full cost of replacement covering the construction of such Alterations, and such other insurance as Landlord may reasonably require in writing at the time of approval of such Alterations (but in any event consistent with landlords of Comparable Buildings), it being understood and agreed that all of such Alterations shall be insured by Tenant pursuant to Article 10 of this Lease immediately upon completion thereof. In addition, Tenant shall obtain and deliver to Landlord certificates of insurance and applicable endorsements from all Third Party Contractors (defined below) at least ten (10) business days prior to the commencement of work in or about the Premises by any vendor or any other third-party contractor of Tenant with respect to such Alterations (each, a "Third Party Contractor"). Such Third Party Contractor’s insurance shall (a) name Landlord, and any other party that Landlord specifies in writing, as an Docusign Envelope ID: 5DE73501-8C5C-4E6E-96B1-0423E835E57AE2AF5422 D231- 4EC- 97B-A39CF5CF9824

4925-7231-6736.9 376361.00008/9-11-25/arb/arb -21- SUNNYVALE TOWN CENTER Grail, Inc. additional insured under commercial general liability policies (including, without limitation, with respect to premises operations and product-completed operations coverages) as required by Section 10.3.1 below and this Section 8.4, (b) provide a waiver of subrogation in favor of Landlord under commercial general liability insurance, (c) be primary and any insurance carried by Landlord shall be excess and non-contributing, and (d) comply with Landlord's construction insurance requirements as applicable to the entire Project, with coverage amounts as reasonably required by Landlord for the product or service each such Third Party Contractor will provide, which shall in no event be less than the amount actually carried by the applicable Third Party Contractor. 8.5 Landlord's Property. All Alterations, improvements, fixtures, equipment and/or appurtenances which may be installed or placed in or about the Premises, from time to time, shall be at the sole cost of Tenant and shall be and become the property of Landlord, except that Tenant may remove any Alterations, improvements, fixtures and/or equipment which Tenant can substantiate to Landlord have not been paid for with any Tenant improvement allowance funds provided to Tenant by Landlord, provided Tenant repairs any damage to the Premises and Building caused by such removal and returns the affected portion of the Premises to a building standard improved condition; provided that as used in this Lease (whether or not capitalized) the Tenant Improvements shall not be deemed part of a building standard condition. If Tenant fails to complete such required removal and/or to repair as required any damage caused by such removal, Landlord may do so and may charge the actual cost thereof to Tenant. Tenant hereby protects, defends, indemnifies and holds Landlord harmless from any liability, cost, obligation, expense or claim of lien in any manner relating to Tenant’s installation, placement, removal or financing of any such Alterations, improvements, fixtures and/or equipment in, on or about the Premises, which obligations of Tenant shall survive the expiration or earlier termination of this Lease. 8.6 EV Chargers. Subject to the terms of this Section 8.6, Tenant shall have the right, at Tenant's sole cost and expense (subject to application of the Tenant Improvement Allowance and/or the Additional Allowance (as defined below)), to install up to twenty-five (25) EV chargers for the exclusive use of Tenant (two (2) heads per charger) in the locations shown on Exhibit H ("Tenant's EV Chargers"). Notwithstanding anything to the contrary set forth in this Lease, upon the expiration or earlier termination of the Lease Term, Tenant shall not be required to remove Tenant's EV Chargers from the area(s) that such improvements were installed. The location of Tenant's EV Chargers shall be subject to Landlord's reasonable approval. Tenant shall have the right (but not the obligation) to install Tenant's EV Chargers concurrently with Tenant's construction of the Tenant Improvements, in which case, except as otherwise expressly provided in this Section 8.6, the installation of Tenant's EV Chargers shall be subject to all of the requirements of the Tenant Work Letter and not this Article 8. If Tenant elects not to install Tenant's EV Chargers concurrently with the Tenant Improvements, then, except as otherwise expressly provided in this Section 8.6, Tenant's EV Chargers shall be subject to all of the applicable requirements of Article 8. Notwithstanding the foregoing, Landlord shall have the right in any event to review and approve Tenant's plans and specifications for Tenant's EV Chargers in accordance with this Article 8. Tenant shall have the obligation to maintain Tenant's EV Chargers in good working order and condition and in accordance with all Applicable Laws and all required permits and approvals of any governmental authorities. Tenant, at its sole cost and expense, shall procure and maintain in full force and effect, a contract (the "EV Service Contract") for the service, maintenance, repair and replacement of Tenant's EV Chargers with a service and maintenance contracting firm reasonably acceptable to Landlord. Tenant shall follow all reasonable recommendations of said contractor for the operation, maintenance, repair and replacement of Tenant's EV Chargers. A copy of the then current EV Service Contract shall be delivered to Landlord annually. Tenant, at its sole cost and expense, shall also procure insurance coverage adequate to cover the full replacement value of Tenant's EV Chargers. A copy of the then current insurance certificate shall be delivered to Landlord prior to the installation of Tenant's EV Chargers and thereafter annually. Tenant shall pay for all electricity and other utilities provided to the EV Chargers by separate charge in accordance with Section 6.2 above. Tenant hereby agrees to indemnify and hold Landlord and all Landlord Parties harmless from all liability, losses, claims, penalties, and expenses, including, without limitation, reasonable attorneys' fees, resulting from or arising out of Tenant's connection to, or use or operation, of, Tenant's EV Chargers. Tenant hereby agrees that Tenant's use of Tenant's EV Chargers is at Tenant's sole risk, and Tenant hereby agrees that Landlord and the Landlord Parties shall not be liable for, and Tenant hereby waives, all claims for loss or damage to Tenant's business or damage to person or property sustained by Tenant or any Tenant Parties resulting from Tenant's use of Tenant's EV Chargers or connection to the same, the failure of Tenant's EV Chargers to operate properly, or the interruption Docusign Envelope ID: 5DE73501-8C5C-4E6E-96B1-0423E835E57AE2AF5422 D231- 4EC- 97B-A39CF5CF9824

4925-7231-6736.9 376361.00008/9-11-25/arb/arb -22- SUNNYVALE TOWN CENTER Grail, Inc. or cessation of electrical service from Tenant's EV Chargers, except to the extent caused by the gross negligence, willful misconduct or criminal activities of any of the Landlord Parties. Notwithstanding the foregoing, Tenant's use of utilities in connection with the installation and operation of Tenant's EV Chargers shall only be permitted under this Lease to the extent that Tenant has available electrical capacity within the then capacity of Tenant’s Power. 8.7 Rooftop Rights. Tenant is hereby granted, subject to the Tenant Work Letter (if such work is to be performed as a part of the Tenant Improvements) or Article 8 of this Lease (if such work is not to performed as a part of the Tenant Improvements) and such other reasonable requirements as shall be imposed by Landlord (but in all events consistent with Comparable Buildings), the right to install, secure, maintain, replace and operate on the roof of the Building (the "Roof") in an area designated by Landlord in its sole discretion (the "Roof Space"), the equipment described and depicted on Schedule 8.7 (the "Rooftop Equipment"). The Rooftop Equipment shall be of a weight, height and width reasonably acceptable to Landlord and as reasonably necessary for Tenant's use of the Premises for the Permitted Use. In addition, also subject to the Tenant Work Letter or Article 8, as the case may be, Tenant shall have the right to install cables and other necessary and appropriate connections leading from the Rooftop Equipment to the Premises at Tenant's sole cost and expense and in a location, manner, material and size as shall be reasonably approved by Landlord. Landlord shall have the right to require that Tenant install screening around the Rooftop Equipment. 8.7.1 Tenant shall diligently service, repair, and maintain the Rooftop Equipment, including, without limitation, all electrical wires, guide wires and conduits related thereto. No signs visible beyond the Rooftop Area, whether temporary or permanent, shall be affixed, installed or attached to the Roof other than those required by Applicable Laws. All signs required, if any, and the location thereof, shall be first approved in writing by Landlord, not to be unreasonably withheld; provided that labels on equipment required to be maintained thereon by the manufacturer thereof shall not be deemed to be signs for purposes of this paragraph. In the performance of any installation, alteration, repair, maintenance, removal and/or any other work with respect to the Roof Space or the Rooftop Equipment, Tenant shall comply with all of the applicable provisions of this Lease, including, without limitation, and to the extent applicable the Tenant Work Letter, this Article 8 and Article 10. 8.7.2 Any and all taxes, filing fees, charges or license fees imposed upon Landlord by virtue of the existence and/or use of the Rooftop Equipment (including those shown to be specifically related to any increase in the assessed valuation of the Building attributable to the Rooftop Equipment), whether imposed by any local, state and/or federal government or any agency thereof, shall be exclusively borne by Tenant. Landlord agrees to cooperate reasonably with Tenant in any necessary applications for any necessary license or permits with respect to the Rooftop Equipment, provided Landlord incurs no expense or liability in so doing. 8.7.3 Between the hours of 8:00 a.m. and 5:00 p.m. and upon reasonable advance notice to Landlord, Monday through Friday (exclusive of Holidays), Tenant shall have access in accordance with this Section 8.7.3 to the Roof Space for the sole purpose of servicing, repairing and maintaining the Rooftop Equipment. Landlord shall have the right (in its sole discretion) to have its representative(s) accompany Tenant whenever it services, repairs or maintains the Rooftop Equipment. At all other times, Landlord may keep the entrances to the Roof Space locked. Tenant shall not have any tools and/or materials stored in the Roof Space, and Tenant’s employees and independent contractors shall close and lock the entrance door to the Roof when leaving the same. If Tenant shall require access to any of the Roof Space at times other than those specified in the first sentence of this Section 8.7.3, then (a) except in the case of an emergency, Tenant shall give Landlord at least two (2) full business days prior written notice of such requirement, and (b) in the case of an emergency provide such prior notice (which may be by email) as is reasonable under the circumstances, and shall pay all reasonable costs incurred by Landlord in connection therewith, including, without limitation, any overtime compensation paid to Building employees or any independent contractors of Landlord. Notwithstanding anything to the contrary herein, during performance of any work subject to the terms of the Tenant Work Letter, Tenant shall not be required to provide more than one (1) business day prior written notice and shall have access to the Roof Space as reasonably necessary for the performance of such work at all reasonable times. 8.7.4 Notwithstanding anything to the contrary set forth in this Lease, upon the expiration or earlier termination of the Lease Term, Tenant shall have no obligation to remove any of the Rooftop Equipment from the Roof Space or the Building, or restore the Roof Space or the Docusign Envelope ID: 5DE73501-8C5C-4E6E-96B1-0423E835E57AE2AF5422 D231- 4EC- 97B-A39CF5CF9824

4925-7231-6736.9 376361.00008/9-11-25/arb/arb -23- SUNNYVALE TOWN CENTER Grail, Inc. Building in any manner on account of the Rooftop Equipment other than with respect to preserving the water tight integrity thereof so long as such Rooftop Equipment is substantially similar to the rooftop equipment described and/or depicted on Exhibit K. Throughout the duration of this Lease, Tenant shall inspect the Rooftop Equipment at least once a month. Tenant shall be solely responsible for preserving the water tight integrity of the Roof as may be caused by, or relates to, the installation, maintenance, operation and repair of the Rooftop Equipment. Tenant shall be responsible for all leaks in the Roof arising out of or connected to its installation of Tenant's Rooftop Equipment, which equipment shall not exceed the applicable load-bearing capacity of the Roof Space as disclosed in writing by Landlord. 8.7.5 If, at any time during the Lease Term, Landlord, in its judgment, shall determine that it is necessary to move the Rooftop Equipment to another area of the Roof, then Landlord may give notice thereof to Tenant (which notice shall have annexed thereto a plan on which such other area of the Roof (the "Substitute Space") shall be substantially identified by hatching or otherwise). The Substitute Space with respect to the Rooftop Equipment shall not be located in an area of the Roof that is materially adverse in any way to the installation, use, maintenance or repair of Rooftop Equipment as compared with the initial Roof Space. Within thirty (30) days of receipt of Landlord’s notice (or, if a governmental permit is required to be obtained for installation of the Rooftop Equipment on the Substitute Space, then, within thirty (30) days of the obtaining of such permit (which Tenant shall make prompt application for, with Landlord’s reasonable cooperation), Landlord, at its sole cost shall move the Rooftop Equipment to the Substitute Space at a time approved by Tenant and under the supervision of Tenant and its contractors and vendors for the Rooftop Equipment, which shall then become the Roof Space hereunder and the original Roof Space shall be deleted from the coverage of this Lease. 8.7.6 If any of the Rooftop Equipment is used by Tenant for communications or for receipt of television, cable, or satellite or similar media (as technology and media may evolve during the Lease Term), Tenant's operation or use of the Rooftop Equipment shall not prevent or interfere with the operation or use of any similar equipment of any tenant or occupant of the Building, or of Landlord, where the installation of such equipment occurred prior to the installation of the Rooftop Equipment. If, at any time during the Lease Term, Landlord shall reasonably determine that the Rooftop Equipment is causing interference with such prior installed equipment, then Landlord may so notify Tenant, and Landlord may require Tenant to relocate, replace or make other reasonable changes to the Rooftop Equipment such that the same does not cause such interference (the "Replacement"). Tenant, within thirty (30) days of receipt of such notice or, if a government permit is required, then within thirty (30) days of the obtaining of such permit (which Tenant shall make prompt application for, with Landlord’s cooperation but at no cost to Landlord), complete the Replacement. If, at any time during the Lease Term, Tenant shall reasonably determine that equipment installed on the Roof after the Rooftop Equipment is interfering with the Rooftop Equipment, then Tenant may so notify Landlord, and Landlord shall exercise its rights under the applicable tenant’s lease or other user’s use agreement, as applicable, and otherwise use reasonable efforts to cause, the owner of such equipment to relocate, replace or make other reasonable changes such that such equipment does not cause such interference with the Rooftop Equipment. 8.7.7 Tenant agrees that Landlord has made no warranties or representations as to the condition or suitability of the Roof Space or the Building (or the electricity available to the Roof Space) as the same applies to the installation, use, maintenance or operation of the Rooftop Equipment, and Tenant agrees to accept same in its "as is" condition and without any work or alterations to be made by Landlord; provided that nothing in this paragraph shall be or be deemed to be a waiver or release of warranties the subject of the Warranty Period that are applicable to the Roof or the Building. 8.8 Generator. Subject to Landlord's prior consent, which consent shall not be unreasonably withheld, conditioned or delayed, Tenant shall have the right, at Tenant's sole cost and expense (subject to application of the Tenant Improvement Allowance and/or the Additional Allowance), to install an emergency or backup power system serving the Premises at the location shown on Exhibit I (the "Back-Up Generator"). The Back-Up Generator shall be located in a location reasonably acceptable to Landlord. If Tenant elects to install the Back-Up Generator, then Tenant, at its sole cost and expense, shall perform all work required in connection with such installation (all such work being referred to herein, collectively, as the "Back-Up Generator Alterations"). Tenant shall have the right (but not the obligation) to install the Back-Up Generator concurrently with Tenant's construction of the Tenant Improvements, in which case, the Back-Up Docusign Envelope ID: 5DE73501-8C5C-4E6E-96B1-0423E835E57AE2AF5422 D231- 4EC- 97B-A39CF5CF9824

4925-7231-6736.9 376361.00008/9-11-25/arb/arb -24- SUNNYVALE TOWN CENTER Grail, Inc. Generator Alterations shall be subject to all of the requirements of the Tenant Work Letter and not this Article 8. If Tenant elects to install the Back-Up Generator separate and apart from Tenant's construction of the Tenant Improvements, then, except as otherwise expressly provided in this Section 8.8, the Back-Up Generator Alterations shall be subject to all of the applicable requirements of Article 8. Pursuant to this Article 8, Landlord shall have the right in any event to review and approve Tenant's plans and specifications for the Back-Up Generator and the Back-Up Generator Alterations (including, without limitation, the manner in which the Back-Up Generator, and any ventilation and exhaust system shall be installed and the measures that shall be taken to mitigate any vibrations or sound disturbances from the operation of the Back-Up Generator), which approval shall not be unreasonably withheld, conditioned or delayed. Notwithstanding anything to the contrary set forth in this Lease, unless Landlord elects otherwise in writing, Tenant shall be required to remove, at Tenant's sole cost and expense, no later than sixty (60) days after the expiration or earlier termination of the Lease Term, the Back-Up Generator equipment identified on Schedule 8.8 but none of the other Back-Up Generator Alterations. Tenant shall have the obligation to maintain the Back-Up Generator in good working order and condition and in accordance with all Applicable Laws and all required permits and approvals of any governmental authorities. Tenant, at its sole cost and expense, shall procure and maintain in full force and effect, a contract (the "Generator Service Contract") for the service, maintenance and repair of the Back-Up Generator with an electrical generator service and maintenance contracting firm reasonably acceptable to Landlord. Tenant shall follow all reasonable recommendations of said contractor for the use, maintenance and repair of the Back-Up Generator. A copy of the then current Generator Service Contract shall be delivered to Landlord annually. Tenant, at its sole cost and expense, shall also procure insurance coverage adequate to cover the full replacement value of the Back-Up Generator. A copy of the then current insurance certificate shall be delivered to Landlord prior to the installation of the Back-Up Generator and thereafter annually. Tenant shall pay for all electricity and other utilities provided to the Back-Up Generator by separate charge in accordance with Section 6.2 above. Tenant hereby agrees to indemnify and hold Landlord and all Landlord Parties harmless from all liability, losses, claims, penalties, and expenses, including, without limitation, reasonable attorneys' fees, resulting from or arising out of Tenant's connection to, or use or operation, of, the Back-Up Generator. Tenant hereby agrees that Tenant's use of the Back-Up Generator is at Tenant's sole risk, and Tenant hereby agrees that Landlord and the Landlord Parties shall not be liable for, and Tenant hereby waives, all claims for loss or damage to Tenant's business or damage to person or property sustained by Tenant or any Tenant Parties resulting from Tenant's use of the Back-Up Generator or connection to the same, the failure of the Back-Up Generator to operate properly, or the interruption or cessation of electrical service from the Back-Up Generator, except to the extent the same are caused by the gross negligence, willful misconduct or criminal activities of any of the Landlord Parties. 8.9 Tenant's Security System. Tenant may, at its own expense, install its own security system ("Tenant's Security System") in the Premises and with respect to the Back-Up Generator and Tenant’s EV Chargers, subject to Landlord's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed; provided, however, that in the event Tenant's Security System ties into the Building security system, Tenant shall coordinate the installation and operation of Tenant's Security System with Landlord to assure that Tenant's Security System is compatible with the Building security system and the other systems and equipment of the Building and to the extent that Tenant's Security System is not compatible with the Building security system or such other systems and equipment of the Building, Tenant shall not be entitled to install or operate it. Tenant shall be solely responsible, at Tenant's sole cost and expense, for the monitoring, operation and removal of Tenant's Security System. Tenant shall provide Landlord with any information reasonably required regarding Tenant's Security System in the event access to the Premises is necessary in an emergency. Upon the expiration or earlier termination of the Lease Term (unless Landlord elects otherwise in writing in its consent to the installation thereof), Tenant shall remove Tenant's Security System and repair all damage to the Building resulting from such removal, at Tenant's sole cost and expense. The work to install Tenant's Security System (to the extent not covered by the Tenant Work Letter) shall be considered to be an Alteration for all purposes under this Lease and Tenant shall comply with all of the terms and conditions of this Lease with respect thereto. Docusign Envelope ID: 5DE73501-8C5C-4E6E-96B1-0423E835E57AE2AF5422 D231- 4EC- 97B-A39CF5CF9824

4925-7231-6736.9 376361.00008/9-11-25/arb/arb -25- SUNNYVALE TOWN CENTER Grail, Inc. ARTICLE 9 COVENANT AGAINST LIENS Tenant shall keep the Project and Premises free from any liens or encumbrances arising out of the work performed, materials furnished or obligations incurred by or on behalf of Tenant, and shall protect, defend, indemnify and hold Landlord harmless from and against any claims, liabilities, judgments or costs (including, without limitation, reasonable attorneys' fees and costs) arising out of same or in connection therewith. Tenant shall give Landlord notice at least twenty (20) days prior to the commencement of any such work on the Premises (or such additional time as may be necessary under Applicable Laws) to afford Landlord the opportunity of posting and recording appropriate notices of non-responsibility. Tenant shall remove any such lien or encumbrance by bond or otherwise within five (5) business days after notice by Landlord, and if Tenant shall fail to do so, Landlord may pay the amount necessary to remove such lien or encumbrance, without being responsible for investigating the validity thereof, and the amount so paid by Landlord shall be deemed Additional Rent under this Lease payable upon demand, without limitation as to other remedies available to Landlord under this Lease. Nothing contained in this Lease shall authorize Tenant to do any act which shall subject Landlord's title to the Building or the Premises to any liens or encumbrances whether claimed by operation of law or express or implied contract. Any claim to a lien or encumbrance upon the Building or the Premises arising in connection with any such work or respecting the Premises not performed by or at the request of Landlord shall be null and void, or at Landlord's option shall attach only against Tenant's interest in the Premises and shall in all respects be subordinate to Landlord's title to the Project, Building and Premises. ARTICLE 10 INSURANCE 10.1 Indemnification and Waiver. Tenant hereby assumes all risk of damage to property or injury to persons in, upon or about the Premises from any cause whatsoever and agrees that Landlord, its partners, members, subpartners and submembers, and their respective officers, directors, shareholders, members, partners, agents, servants, employees, and independent contractors (collectively, "Landlord Parties") shall not be liable for, and are hereby released from any responsibility for, any damage either to person or property or resulting from the loss of use thereof, which damage is sustained by Tenant or by other persons claiming through Tenant and not the result of the gross negligence, willful misconduct or criminal activity of any of the Landlord Parties. Tenant shall indemnify, defend, protect, and hold harmless the Landlord Parties from any and all loss, cost, damage, expense and liability (including without limitation court costs and reasonable attorneys' fees) incurred in connection with or arising from any cause in, on or about the Premises, any acts, omissions or negligence of Tenant or of any person claiming by, through or under Tenant, or of the contractors, agents, servants, employees, invitees, guests or licensees of Tenant or any such person (collectively, "Tenant Parties"), in, on or about the Project or any breach of the terms of this Lease, either prior to, during, or after the expiration of the Lease Term, provided that the terms of the foregoing indemnity shall not apply to the negligence or willful misconduct or criminal activity of any of the Landlord Parties. Should Landlord be named as a defendant in any suit brought against Tenant in connection with or arising out of Tenant's occupancy of the Premises, Tenant shall pay to Landlord its costs and expenses incurred in such suit, including without limitation, its actual professional fees such as reasonable appraisers', accountants' and attorneys' fees. Further, Tenant's agreement to indemnify Landlord pursuant to this Section 10.1 is not intended and shall not relieve any insurance carrier of its obligations under policies required to be carried by Tenant pursuant to the provisions of this Lease, to the extent such policies cover the matters subject to Tenant's indemnification obligations; nor shall they supersede any inconsistent agreement of the parties set forth in any other provision of this Lease. The provisions of this Section 10.1 shall survive the expiration or sooner termination of this Lease with respect to any claims or liability arising in connection with any event occurring prior to such expiration or termination. 10.2 Tenant's Compliance With Landlord's Fire and Casualty Insurance. Tenant shall, at Tenant's expense, comply with all of Landlord’ insurance company requirements pertaining to the use of the Premises and disclosed in writing to Tenant. To the extent that Tenant's conduct or use of the Premises is the cause of any increase in the premium for such insurance policies then Tenant shall reimburse Landlord for any such increase. Tenant, at Tenant's expense, Docusign Envelope ID: 5DE73501-8C5C-4E6E-96B1-0423E835E57AE2AF5422 D231- 4EC- 97B-A39CF5CF9824

4925-7231-6736.9 376361.00008/9-11-25/arb/arb -26- SUNNYVALE TOWN CENTER Grail, Inc. shall comply with all rules, orders, regulations or requirements of the American Insurance Association (formerly the National Board of Fire Underwriters) and with any similar body. 10.3 Tenant's Insurance. Tenant shall maintain the following coverages in the following amounts. 10.3.1 Commercial General Liability Insurance form covering the insured against claims of bodily injury (including death of a person or persons), personal and advertising injury and property damage (including loss of use thereof), and contractual liability sufficient to cover Tenant's insurable liability and obligations under this Lease (including, but not limited to, Tenant's indemnity obligations under Section 10.1 of this Lease), Tenant's use or occupancy of the Premises, or (without implying any consent by Landlord for installation thereof) the installation, operation, maintenance, repair or removal of Tenant's off-Premises equipment, for limits of liability not less than: Bodily Injury and Property Damage Liability $5,000,000 each occurrence $5,000,000 annual aggregate Personal Injury Liability $5,000,000 each occurrence $5,000,000 annual aggregate 0% Insured's participation Tenant's commercial general liability insurance policy described above shall also provide for an additional $5,000,000 per occurrence and $5,000,000 annual aggregate on a per location basis in umbrella/excess liability coverage. If the use and occupancy of the Premises include any activity or matter that is or may be excluded from coverage under a commercial general liability policy (e.g., the sale, service or consumption of alcoholic beverages), Tenant shall obtain such endorsements to the commercial general liability policy or otherwise obtain insurance to insure all liability arising from such activity or matter (including liquor liability, if applicable) in such amounts as Landlord may reasonably require, where insurance coverage is reasonably obtainable. 10.3.2 Property Insurance covering (i) all office furniture, business and trade fixtures, office equipment, free-standing cabinet work, movable partitions, merchandise and all other items of personal property (including the property of Tenant or others) in the Premises or otherwise placed or installed in the Project by, for, or at the expense of Tenant or any of the Tenant Parties (including Tenant's off-Premises equipment), (ii) the "Tenant Improvements," as that term is defined in the Tenant Work Letter, and any other improvements which exist in the Premises as of the Lease Commencement Date (excluding the Base Building) (the "Original Improvements"), and (iii) all other improvements, alterations, betterments and additions to the Premises. Such insurance shall be written on a causes of loss-special risk form (formerly "all-risk") or its equivalent, for the full replacement cost value (subject to reasonable deductible amounts) new without deduction for depreciation of the covered items and in amounts that meet any co-insurance clauses of the policies of insurance and shall include coverage for damage or other loss caused by fire or other peril including, but not limited to, ordinance and law, vandalism and malicious mischief, theft, windstorm, collapse, explosion and water damage, including sprinkler leakage, bursting or stoppage of pipes and sewer back-up. Business Interruption Insurance with limits of twelve (12) months of Rent for the Premises. 10.3.3 Worker's Compensation Insurance with statutory limits required by the state in which the Premises are located, including provisions for voluntary benefits as required in labor agreements, if applicable (or such larger amount if required by local statute) and Employer's Liability Insurance of $1,000,000. 10.3.4 Intentionally Omitted. 10.3.5 Commercial Auto Liability Insurance (if applicable) covering automobiles owned, hired or non-owned by Tenant in carrying on its business with limits not less than $1,000,000 combined single limit for each accident, and scheduled to the umbrella/excess liability insurance policy. 10.4 Form of Policies. The minimum limits of policies of insurance required of Tenant under this Lease shall in no event limit the liability of Tenant under this Lease. Such insurance Docusign Envelope ID: 5DE73501-8C5C-4E6E-96B1-0423E835E57AE2AF5422 D231- 4EC- 97B-A39CF5CF9824

4925-7231-6736.9 376361.00008/9-11-25/arb/arb -27- SUNNYVALE TOWN CENTER Grail, Inc. shall (i) name Landlord, and any other parties the Landlord so specifies (including Landlord's subsidiaries, Landlord's property management company, Landlord's asset management company, J.P. Morgan Investment Management Inc. ("JPMIMI"), and, if requested by Landlord in writing, Landlord's mortgagee), as additional insureds (except workers’ compensation/employer’s liability), or, in the case of Tenant's property insurance, as loss-payees as their interests may appear); (ii) be issued by an insurance company having a rating of not less than A-VIII or better in Best's Insurance Guide or which is otherwise acceptable to Landlord and authorized to do business in the State of California; and (iii) be primary and non-contributory when any policy issued to Landlord provides duplicate or similar coverage, and in such circumstance Landlord's policy will be excess over Tenant's policy(ies). If available at commercially reasonable rates, Tenant’s insurance policies shall include the requirement that Landlord receive notice from the issuer not less than thirty (30) days' prior written notice of any cancellation of, termination of or material change to any insurance required to be carried by Tenant hereunder. Tenant shall deliver certificates (including endorsements) thereof evidencing the required insurance to Landlord at least ten (10) days prior to the earlier of the Lease Commencement Date or the date Tenant enters or occupies the Premises (in any event, within ten (10) days of the effective date of coverage) and within fifteen (15) days of each renewal of said insurance. In the event Tenant shall fail to procure any required insurance and deliver certificates thereof as and when required hereunder, and such failure continues for five (5) business days after notice to Tenant, Landlord, in addition to any other remedy available pursuant to this Lease or otherwise, may, at its option, procure such policies for the account of Tenant, and the cost thereof shall be paid to Landlord within five (5) business days after delivery to Tenant of bills therefor, plus an administrative fee of fifteen percent (15%) of such cost. Tenant shall require any vendors or contractors that it shall hire to perform work and/or services on the Premises to procure insurance similar to that required by Landlord of Tenant in this Lease, including requirements with respect to naming additional insureds or additional loss payees. 10.5 Subrogation. Landlord and Tenant intend that their respective property loss risks shall be borne by reasonable insurance carriers to the extent above provided, and Landlord and Tenant hereby agree to look solely to, and seek recovery only from, their respective insurance carriers in the event of a property loss to the extent that such coverage is agreed to be provided hereunder. The parties each hereby waive all rights and claims against each other for such losses, and waive all rights of subrogation of their respective insurers, provided such waiver of subrogation shall not affect the right of the insured to recover thereunder. The parties agree that their respective insurance policies are now, or shall be, endorsed such that the waiver of subrogation shall not affect the right of the insured to recover thereunder, so long as no material additional premium is charged therefor. 10.6 Additional Insurance Obligations. Tenant shall carry and maintain during the entire Lease Term, as the same may be extended, at Tenant's sole cost and expense, increased amounts of the insurance required to be carried by Tenant pursuant to this Article 10 and such other reasonable types of insurance coverage and in such reasonable amounts covering the Premises and Tenant's operations therein, as are required by Landlord’s then mortgagee or reasonably requested by Landlord to the extent the same are broadly required in Comparable Buildings. ARTICLE 11 DAMAGE AND DESTRUCTION 11.1 Repair of Damage to Premises by Landlord. Tenant shall promptly notify Landlord of any damage to the Premises resulting from fire or any other casualty (“Casualty”). If the Premises, the Building Parking Facilities or any Common Areas serving or providing access to the Premises or the Building Parking Facilities shall be damaged by Casualty, Landlord shall promptly and diligently, subject to reasonable delays for insurance adjustment or other matters beyond Landlord's reasonable control, and subject to all other terms of this Article 11, restore the Base Building, the Building Parking Facilities and such Common Areas. Such restoration shall be to substantially the same condition of such improvement(s) as existed prior to the Casualty, except for modifications required by zoning and building codes and other laws or by the holder of a mortgage on the Building or Project or any other modifications to the Common Areas deemed desirable by Landlord, provided that access to the Premises, the Building Parking Facilities and any common restrooms serving the Premises shall not be materially impaired. Upon the occurrence of any damage to the Premises, Landlord shall deliver notice to Tenant (the "Landlord Docusign Envelope ID: 5DE73501-8C5C-4E6E-96B1-0423E835E57AE2AF5422 D231- 4EC- 97B-A39CF5CF9824

4925-7231-6736.9 376361.00008/9-11-25/arb/arb -28- SUNNYVALE TOWN CENTER Grail, Inc. Repair Notice") stating the estimated time to repair such damage (as estimated by a licensed contractor or engineer) and whether or not, subject to Section 11.2, Landlord elects to repair (the "Landlord Repair Notice"). Following receipt of the Landlord Repair Notice, if Landlord has elected to repair and Tenant has not elected to terminate pursuant to Section 11.2, Tenant shall assign to Landlord (or to any party designated by Landlord) all insurance proceeds payable to Tenant under Tenant's insurance required under Section 10.3(ii) and (iii) of this Lease, and Landlord shall repair any injury or damage to the Tenant Improvements and the Original Improvements installed in the Premises and shall return such Tenant Improvements and Original Improvements to substantially their original condition; provided that if the cost of such repair by Landlord exceeds the amount of insurance proceeds received by Landlord from Tenant's insurance carrier, as assigned by Tenant, the cost of such repairs shall be paid by Tenant to Landlord prior to Landlord's commencement of repair of the damage, or as soon as such additional costs are known. In the event that Landlord does not deliver the Landlord Repair Notice within sixty (60) days following the date the Casualty becomes known to Landlord, Tenant shall, at its sole cost and expense, repair any injury or damage to the Tenant Improvements and the Original Improvements installed in the Premises and shall return such Tenant Improvements and Original Improvements to substantially their original condition. Whether or not Landlord delivers a Landlord Repair Notice, prior to the commencement of construction, Tenant shall submit to Landlord, for Landlord's review and approval, all plans, specifications and working drawings relating thereto, and Landlord shall select the contractors to perform such improvement work that Landlord is performing and the selection of contractors if Tenant is performing the work shall be in accordance with Article 8. Landlord shall not be liable for any inconvenience or annoyance to Tenant or its visitors, or injury to Tenant's business resulting in any way from such damage or the repair thereof; provided however, that if such Casualty shall have damaged the Premises or the Common Areas, or access thereto, necessary to Tenant's occupancy, Landlord shall allow Tenant a proportionate abatement of (a) Base Rent and (b) to the extent Landlord is reimbursed from the proceeds of rental interruption insurance purchased by Landlord as part of Operating Expenses, Tenant's Share of Building Direct Expenses, in each case during the time and to the extent the Premises are unfit for occupancy for the purposes permitted under this Lease and not occupied by Tenant as a result thereof; provided, further, however, that to the extent the damage or destruction is due to the negligence or willful misconduct of Tenant or any of its agents, employees, contractors, invitees or guests, Tenant shall be responsible for the applicable portion of any reasonable, applicable insurance deductible (which shall be payable to Landlord upon demand) and there shall be no rent abatement. In the event that Landlord shall not deliver the Landlord Repair Notice, Tenant's right to rent abatement pursuant to the preceding sentence shall terminate as of the date which is reasonably determined by Landlord to be the date Tenant should have completed repairs to the Premises assuming Tenant used reasonable due diligence in connection therewith, subject to delays cause by any of the Landlord Parties. Notwithstanding any contrary provision of this Article 11, the parties hereby agree that the closure of the Project, the Building, the Building Parking Facilities, the Common Areas, or any part thereof solely to protect public health shall not constitute a Casualty for purposes of this Lease. 11.2 Landlord's Option to Repair; Termination. Notwithstanding the terms of Section 11.1 of this Lease, Landlord may elect not to rebuild and/or restore the Premises, Building and/or Project, and instead terminate this Lease, by notifying Tenant in writing of such termination within sixty (60) days after the date of discovery of the damage, such notice to include a termination date giving Tenant sixty (60) days to vacate the Premises, but Landlord may so elect only if the Building or Project shall be damaged by Casualty, whether or not the Premises are affected, and one or more of the following conditions is present: (i) if Landlord’s Repair Notice states that repairs cannot reasonably be completed within two hundred seventy (270) days after the date of discovery of the damage (when such repairs are made without the payment of overtime or other premiums); (ii) the holder of any mortgage on the Building or Project or ground lessor with respect to the Building or Project shall require that the insurance proceeds or any portion thereof be used to retire the mortgage debt, or shall terminate the ground lease, as the case may be; (iii) the damage is not fully covered by Landlord's insurance policies; (iv) Landlord decides to rebuild the Building or Common Areas so that they will be substantially different structurally or architecturally and all of the leases that are similarly situated in the Building are being terminated; or (v) the damage occurs during the last eighteen (18) months of the Lease Term and the repairs will take longer than thirty (30) days to complete. Notwithstanding anything to the contrary herein, if (a) the damage occurs during the last eighteen (18) months of the Lease Term and the repairs will take longer than thirty (30) days to complete, or (b) Landlord’s Repair Notice states that that repairs cannot reasonably be completed within two hundred seventy (270) days after the date of Docusign Envelope ID: 5DE73501-8C5C-4E6E-96B1-0423E835E57AE2AF5422 D231- 4EC- 97B-A39CF5CF9824

4925-7231-6736.9 376361.00008/9-11-25/arb/arb -29- SUNNYVALE TOWN CENTER Grail, Inc. discovery of the damage (when such repairs are made without the payment of overtime or other premiums), then Tenant shall have the right to terminate this Lease by notice to Landlord delivered not more than thirty (30) days after receipt of Landlord’s Repair Notice. 11.3 Waiver of Statutory Provisions. The provisions of this Lease, including this Article 11, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, the Building or the Project, and any statute or regulation of the State of California, including, without limitation, Sections 1932(2) and 1933(4) of the California Civil Code, with respect to any rights or obligations concerning damage or destruction in the absence of an express agreement between the parties, and any other statute or regulation, now or hereafter in effect, shall have no application to this Lease or any damage or destruction to all or any part of the Premises, the Building or the Project. ARTICLE 12 NONWAIVER No provision of this Lease shall be deemed waived by either party hereto unless expressly waived in a writing signed thereby. The waiver by either party hereto of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of same or any other term, covenant or condition herein contained. The subsequent acceptance of Rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular Rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such Rent. No acceptance of a lesser amount than the Rent herein stipulated shall be deemed a waiver of Landlord's right to receive the full amount due, nor shall any endorsement or statement on any check or payment or any letter accompanying such check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the full amount due. No receipt of monies by Landlord from Tenant after the termination of this Lease shall in any way alter the length of the Lease Term or of Tenant's right of possession hereunder, or after the giving of any notice shall reinstate, continue or extend the Lease Term or affect any notice given Tenant prior to the receipt of such monies, it being agreed that after the service of notice or the commencement of a suit, or after final judgment for possession of the Premises, Landlord may receive and collect any Rent due, and the payment of said Rent shall not waive or affect said notice, suit or judgment. ARTICLE 13 CONDEMNATION If the whole or any part of the Premises, Building or Project shall be taken by power of eminent domain or condemned by any competent authority for any public or quasi-public use or purpose, or if any adjacent property or street shall be so taken or condemned, or reconfigured or vacated by such authority in such manner as to require the use, reconstruction or remodeling of any part of the Premises, Building or Project, or if Landlord shall grant a deed or other instrument in lieu of such taking by eminent domain or condemnation, Landlord shall have the option to terminate this Lease effective as of the date possession is required to be surrendered to the authority. If more than twenty-five percent (25%) of the rentable square feet of the Premises is taken, or if access to the Premises is substantially impaired, or if a material portion of the Premises (as defined above) is taken, in each case for a period in excess of one hundred eighty (180) days, Tenant shall have the option to terminate this Lease effective as of the date possession is required to be surrendered to the authority. Tenant shall not because of such taking assert any claim against Landlord or the authority for any compensation because of such taking and Landlord shall be entitled to the entire award or payment in connection therewith, except that Tenant shall have the right to file any separate claim available to Tenant in connection with such taking so long as such claims by Tenant do not diminish the award available to Landlord, its ground lessor or mortgagee with respect to the Building or Project, if any, and such claim is payable separately to Tenant. All Rent shall be apportioned as of the date of such termination. If any part of the Premises shall be taken, and this Lease shall not be so terminated, the Rent shall be proportionately abated. Tenant hereby waives any and all rights it might otherwise have pursuant to Section 1265.130 of The California Code of Civil Procedure. Notwithstanding anything to the contrary contained in this Article 13, in the event of a temporary taking of all or any portion of the Premises for a period of one hundred and eighty (180) days or less, then this Lease shall not terminate but the Base Rent Docusign Envelope ID: 5DE73501-8C5C-4E6E-96B1-0423E835E57AE2AF5422 D231- 4EC- 97B-A39CF5CF9824

4925-7231-6736.9 376361.00008/9-11-25/arb/arb -30- SUNNYVALE TOWN CENTER Grail, Inc. and Tenant's Share of Building Direct Expenses shall be abated for the period of such taking in proportion to the ratio that the amount of rentable square feet of the Premises taken bears to the total rentable square feet of the Premises. Landlord shall be entitled to receive the entire award made in connection with any such temporary taking. Notwithstanding any contrary provision of this Lease, the following governmental actions shall not constitute a taking or condemnation, either permanent or temporary: (i) an action that requires Tenant's business or the Building or Project to close during the Lease Term, and (ii) an action taken for the purpose of protecting public safety (e.g., to protect against acts of war, the spread of communicable diseases, or an infestation), and no such governmental actions shall entitle Tenant to any compensation from Landlord or any authority, or Rent abatement or any other remedy under this Lease. ARTICLE 14 ASSIGNMENT AND SUBLETTING 14.1 Transfers. Tenant shall not, without the prior written consent of Landlord, assign, mortgage, pledge, hypothecate, encumber, or permit any lien to attach to, or otherwise transfer, this Lease or any interest hereunder, permit any assignment, or other transfer of this Lease or any interest hereunder by operation of law, sublet the Premises or any part thereof, or enter into any license or concession agreements or otherwise permit the occupancy or use of the Premises or any part thereof by any persons other than Tenant and its employees and contractors (all of the foregoing are hereinafter sometimes referred to collectively as "Transfers" and any person to whom any Transfer is made or sought to be made is hereinafter sometimes referred to as a "Transferee"). If Tenant desires Landlord's consent to any Transfer, Tenant shall notify Landlord in writing, which notice (the "Transfer Notice") shall include (i) the proposed effective date of the Transfer, which shall not be less than thirty (30) days nor more than one hundred eighty (180) days after the date of delivery of the Transfer Notice, (ii) a description of the portion of the Premises to be transferred (the "Subject Space"), (iii) all of the terms of the proposed Transfer and the consideration therefor, including calculation of the "Transfer Premium", as that term is defined in Section 14.3 below, if any, in connection with such Transfer, the name and address of the proposed Transferee, and a copy of all existing executed and/or proposed documentation pertaining to the proposed Transfer, including all existing operative documents to be executed to evidence such Transfer or the agreements incidental or related to such Transfer, provided that Landlord shall have the right to require Tenant to utilize Landlord's standard form consent to Transfer document in connection with the documentation of such Transfer, (iv) current financial statements of the proposed Transferee of the proposed Transferee and any other information reasonably required by Landlord to enable Landlord to determine the financial responsibility, character, and reputation of the proposed Transferee, nature of such Transferee's business and proposed use of the Subject Space, and (v) an executed estoppel certificate from Tenant in the form attached hereto as Exhibit E. Any Transfer made without Landlord's prior written consent shall, at Landlord's option, be null, void and of no effect, and shall, at Landlord's option, constitute a default by Tenant under this Lease. Whether or not Landlord consents to any proposed Transfer, Tenant shall pay Landlord's review and processing fees, as well as any reasonable professional fees (including, without limitation, attorneys', accountants', architects', engineers' and consultants' fees) incurred by Landlord, within thirty (30) days after written request by Landlord in an amount not to exceed $3,500.00 in the aggregate as to each proposed Transfer, but such limitation of fees shall only apply to the extent such Transfer is in the ordinary course of business. Landlord and Tenant hereby agree that a proposed Transfer shall not be considered "in the ordinary course of business" if such Transfer involves the review of more than three (3) drafts of such documentation by Landlord where Landlord makes no new subject matter requests after the first draft. 14.2 Landlord's Consent. Landlord shall not unreasonably withhold its consent to any proposed Transfer of the Subject Space to the Transferee on the terms specified in the Transfer Notice and shall grant or withhold such consent within thirty (30) days following the date upon which Landlord receives a “complete” Transfer Notice from Tenant (i.e., a Transfer Notice that includes all documents and information required pursuant to Section 14.1 of this Lease, above). Without limitation as to other reasonable grounds for withholding consent, the parties hereby agree that it shall be reasonable under this Lease and under any Applicable Law for Landlord to withhold consent to any proposed Transfer where one or more of the following apply: 14.2.1 The Transferee is of a character or reputation or engaged in a business which is not consistent with the quality of the Building or the Project; Docusign Envelope ID: 5DE73501-8C5C-4E6E-96B1-0423E835E57AE2AF5422 D231- 4EC- 97B-A39CF5CF9824

4925-7231-6736.9 376361.00008/9-11-25/arb/arb -31- SUNNYVALE TOWN CENTER Grail, Inc. 14.2.2 The Transferee intends to use the Subject Space for purposes which are not permitted under this Lease; 14.2.3 The Transferee is either a governmental agency or instrumentality thereof; 14.2.4 Intentionally omitted. 14.2.5 The Transferee is not a party of reasonable financial worth and/or financial stability in light of the responsibilities to be undertaken in connection with the Transfer on the date consent is requested; 14.2.6 The proposed Transfer would cause a violation of another existing lease for space in the Building, or would give an existing tenant of the Building a right to cancel its lease; 14.2.7 The terms of the proposed Transfer will allow the Transferee to directly exercise a right of renewal, right of expansion, right of first offer, or other similar right held by Tenant; or 14.2.8 Either the proposed Transferee, or any Person which directly or indirectly, controls, is controlled by, or is under common control with, the proposed Transferee, (i) occupies space in the Building at the time of the request for consent and Landlord has or will have reasonably comparable space in the Building (which for purposes of this Section 14.2.8 shall mean that such comparable space is reasonably comparable as to physical condition of, and contains no more or no less than a ten percent (10%) difference in rentable square footage than, the space Tenant proposes to Transfer) for a term commencing within a reasonable period of time of the proposed commencement date of the proposed Transfer, or (ii) is then actively negotiating with Landlord, or has actively negotiated with Landlord during the one hundred eighty (180)-day period immediately preceding the date Landlord receives the Transfer Notice, to lease comparable space in the Building, where actively negotiating means that the proposed Transferee (or such Person directly or indirectly, controlling, controlled by, or under common control with, the proposed Transferee) has toured the comparable space and either submitted or received a written offer to lease with respect to such comparable space. If Landlord consents to any Transfer pursuant to the terms of this Section 14.2 (and does not exercise any recapture rights Landlord may have under Section 14.4 of this Lease), Tenant may within six (6) months after Landlord's consent, but not later than the expiration of said six- month period, enter into such Transfer of the Premises or portion thereof, upon substantially the same terms and conditions as are set forth in the Transfer Notice furnished by Tenant to Landlord pursuant to Section 14.1 of this Lease, provided that if there are any changes in the terms and conditions from those specified in the Transfer Notice (i) such that Landlord would initially have been entitled to refuse its consent to such Transfer under this Section 14.2, or (ii) which would cause the proposed Transfer to be materially more favorable to the Transferee than the terms set forth in Tenant's original Transfer Notice, Tenant shall again submit the Transfer to Landlord for its approval and other action under this Article 14 (including Landlord's right of recapture, if any, under Section 14.4 of this Lease). Notwithstanding anything to the contrary in this Lease, if Tenant or any proposed Transferee claims that Landlord has unreasonably withheld or delayed its consent under Section 14.2 or otherwise has breached or acted unreasonably under this Article 14, their sole remedies shall be declaratory judgment and an injunction for the relief sought without any monetary damages other than with respect to attorney's fees and court costs, and Tenant hereby waives all other remedies, including, without limitation, any right at law or equity to terminate this Lease, on its own behalf and, to the extent permitted under all Applicable Laws, on behalf of the proposed Transferee. Tenant shall indemnify, defend and hold harmless Landlord from any and all liability, losses, claims, damages, costs, expenses, causes of action and proceedings involving any third party or parties (including without limitation Tenant's proposed subtenant or assignee) who claim they were damaged by Landlord's wrongful withholding or conditioning of Landlord's consent. Notwithstanding the foregoing, with respect only to a proposed sublease that is for less than 5,000 rentable square feet and has a sublease term which does not exceed three (3) years, if Landlord fails to timely deliver to Tenant notice of Landlord’s consent, or the withholding of consent, to such proposed Transfer, Tenant may send a second (2nd) notice to Landlord, which notice must contain the following inscription, in bold faced lettering: "SECOND NOTICE DELIVERED PURSUANT TO ARTICLE 14 OF LEASE - - FAILURE TO TIMELY Docusign Envelope ID: 5DE73501-8C5C-4E6E-96B1-0423E835E57AE2AF5422 D231- 4EC- 97B-A39CF5CF9824

4925-7231-6736.9 376361.00008/9-11-25/arb/arb -32- SUNNYVALE TOWN CENTER Grail, Inc. RESPOND WITHIN FIVE (5) BUSINESS DAYS SHALL RESULT IN DEEMED APPROVAL OF TRANSFER." If Landlord fails to deliver notice of Landlord’s consent, or the withholding of Landlord’s consent, to such Transfer within five (5) business days after Landlord's receipt of such second notice, Landlord shall be deemed to have approved the Transfer in question. 14.3 Transfer Premium. If Landlord consents to a Transfer, as a condition thereto and which the parties hereby agree is reasonable, Tenant shall pay to Landlord fifty percent (50%) of any "Transfer Premium," as that term is defined in this Section 14.3, received by Tenant from such Transferee. "Transfer Premium" shall mean all rent, additional rent or other consideration payable by such Transferee in connection with the Transfer in excess of the Rent and Additional Rent payable by Tenant under this Lease during the term of the Transfer on a per rentable square foot basis if less than all of the Premises is transferred, less the costs in connection with such Transfer incurred by Tenant for (i) tenant improvements, (ii) brokerage commissions, and (ii) reasonable attorneys' fees, each amortized on a straight-line basis over the term of such Transfer. "Transfer Premium" shall also include, but not be limited to, key money, bonus money or other cash consideration paid by Transferee to Tenant in connection with such Transfer, and any payment in excess of fair market value for services rendered by Tenant to Transferee or for assets, fixtures, inventory, equipment, or furniture transferred by Tenant to Transferee in connection with such Transfer. In the calculations of the Rent (as it relates to the Transfer Premium calculated under this Section 14.3), and the Transferee's Rent under Section 14.2 of this Lease, the Rent paid during each annual period for the Subject Space, and the Transferee's Rent, shall be computed after adjusting such rent to the actual effective rent to be paid, taking into consideration any and all leasehold concessions granted in connection therewith, including, but not limited to, any rent credit and tenant improvement allowance. For purposes of calculating any such effective rent all such concessions shall be amortized on a straight-line basis over the relevant term. 14.4 Landlord's Option as to Subject Space. Notwithstanding anything to the contrary contained in this Article 14 other than pursuant to Section 14.8, if the Transfer Notice provides for either (i) an assignment of this Lease, or (ii) a Transfer which is a sublease of at least sixty percent (60%) of the Premises for all or substantially all of the remaining Lease Term, then Landlord shall have the option, by giving written notice to Tenant (a “Recapture Notice”) within thirty (30) days after receipt of any Transfer Notice meeting the above requirements of this Section 14.4, to recapture the Subject Space. Such Recapture Notice shall cancel and terminate this Lease with respect to such Subject Space as of the date stated in the Transfer Notice as the effective date of the proposed Transfer until the last day of the term of the Transfer as set forth in the Transfer Notice (or at Landlord's option, shall cause the Transfer to be made to Landlord or its agent, in which case the parties shall execute the Transfer documentation promptly thereafter) unless within five (5) business days of receipt of the Recapture Notice Tenant delivers notice to Landlord that Tenant is withdrawing the Transfer Notice the subject of such Recapture Notice (a “Recapture Withdrawal”), and upon the timely delivery of a Recapture Withdrawal both the subject Transfer Notice and the related Recapture Notice shall be void and of no force or effect and this Lease shall continue as if neither had been delivered. In the event of a recapture by Landlord, if this Lease shall be canceled with respect to less than the entire Premises, Rent shall be prorated as of the date of such recapture on the basis of the number of rentable square feet retained by Tenant in proportion to the number of rentable square feet contained in the Premises immediately prior to such recapture, and this Lease shall be amended in writing to reflect the same and shall continue thereafter in full force and effect. If Landlord fails to timely deliver a Recapture Notice, then Landlord shall be deemed to have waived its recapture rights with respect to the Subject Space, and the applicable parties may proceed with respect to the Transfer of the Subject Space in accordance with the provisions of this Article 14. 14.5 Effect of Transfer. If Landlord consents to a Transfer, (i) the terms and conditions of this Lease shall in no way be deemed to have been waived or modified, (ii) such consent shall not be deemed consent to any further Transfer by either Tenant or a Transferee, (iii) Tenant shall deliver to Landlord, promptly after execution, a fully executed copy of all documentation pertaining to the Transfer, (iv) Tenant shall furnish upon Landlord's request a statement, certified by an independent certified public accountant, or Tenant's chief financial officer, setting forth in detail the computation of any Transfer Premium Tenant has derived and shall derive from such Transfer, and (v) no Transfer relating to this Lease or agreement entered into with respect thereto, whether with or without Landlord's consent, shall relieve Tenant or any guarantor of the Lease from any liability under this Lease, including, without limitation, in connection with the Subject Space. Landlord or its authorized representatives shall have the right at all reasonable times to audit the books, records and papers of Tenant relating to any Transfer, and shall have the right to Docusign Envelope ID: 5DE73501-8C5C-4E6E-96B1-0423E835E57AE2AF5422 D231- 4EC- 97B-A39CF5CF9824

4925-7231-6736.9 376361.00008/9-11-25/arb/arb -33- SUNNYVALE TOWN CENTER Grail, Inc. make copies thereof. If the Transfer Premium respecting any Transfer shall be found understated, Tenant shall, within thirty (30) days after demand, pay the deficiency, and if understated by more than five percent (5%), Tenant shall pay Landlord's costs of such audit. 14.6 Additional Transfers. For purposes of this Lease, the term "Transfer" shall also include (i) if Tenant is a partnership, the withdrawal or change, voluntary, involuntary or by operation of law, of fifty percent (50%) or more of the partners, or transfer of fifty percent (50%) or more of partnership interests, within a twelve (12)-month period, or the dissolution of the partnership without immediate reconstitution thereof, and (ii) if Tenant is a closely held corporation (i.e., whose stock is not publicly held and not traded through an exchange or over the counter), (A) the dissolution, merger, consolidation or other reorganization of Tenant or (B) the sale or other transfer of an aggregate of fifty percent (50%) or more of the voting shares of Tenant (other than to immediate family members by reason of gift or death or estate planning purposes), within a twelve (12)-month period, or (C) the sale, mortgage, hypothecation or pledge of an aggregate of fifty percent (50%) or more of the value of the unencumbered assets of Tenant within a twelve (12)-month period. 14.7 Occurrence of Default. Any Transfer hereunder shall be subordinate and subject to the provisions of this Lease, and if this Lease shall be terminated during the term of any Transfer, Landlord shall have the right to: (i) treat such Transfer as cancelled and repossess the Subject Space by any lawful means, or (ii) require that such Transferee attorn to and recognize Landlord as its landlord under any such Transfer. If an Event of Default is then continuing, Landlord is hereby irrevocably authorized, as Tenant's agent and attorney-in-fact, to direct any Transferee to make all payments under or in connection with the Transfer directly to Landlord (which Landlord shall apply towards Tenant's obligations under this Lease) until such default is cured. Such Transferee shall rely on any representation by Landlord that an Event of Default with respect to Tenant is continuing, without any need for confirmation thereof by Tenant. Upon any assignment, the assignee shall assume in writing all obligations and covenants of Tenant thereafter to be performed or observed under this Lease. No collection or acceptance of rent by Landlord from any Transferee shall be deemed a waiver of any provision of this Article 14 or the approval of any Transferee or a release of Tenant from any obligation under this Lease, whether theretofore or thereafter accruing. In no event shall Landlord's enforcement of any provision of this Lease against any Transferee be deemed a waiver of Landlord's right to enforce any term of this Lease against Tenant or any other person. If Tenant's obligations hereunder have been guaranteed, Landlord's consent to any Transfer shall not be effective unless the guarantor also consents to such Transfer. 14.8 Permitted Transfers. Notwithstanding anything to the contrary contained in this Lease, (A) an assignment or subletting of all or a portion of the Premises to an affiliate of Tenant (i.e., an entity which is controlled by, controls, or is under common control with, Tenant as of the date of such Transfer and for so long as such entity satisfies the foregoing condition), (B) any sale of stock in Tenant on a nationally-recognized stock exchange, including the initial public offering thereof, (C) an assignment of the Lease to an entity which acquires all or substantially all of the stock or other equity interests in, or assets of, Tenant, or (D) an assignment of the Lease to an entity which is the resulting entity of a merger or consolidation of Tenant during the Lease Term, shall not be deemed a Transfer requiring Landlord's consent under this Article 14 (any such assignee or sublessee described in items (A) through (D) of this Section 14.8 hereinafter referred to as a "Permitted Transferee" and any such transaction is referred to as a "Permitted Transfer"), provided that (i) Tenant notifies Landlord at least ten (10) days prior to the effective date of any such assignment or sublease and promptly supplies Landlord with any documents or information reasonably requested by Landlord regarding such Transfer or Permitted Transferee as set forth above (however, Tenant shall not be required to provide any such additional documentation or information which is, in good faith, deemed to be confidential and which is otherwise not pertinent for Landlord to determine that the conditions for a Permitted Transfer have been satisfied, and in any event, Landlord shall, if requested by Tenant, execute a commercially reasonable confidentiality agreement as a condition to the receipt thereof), and, notwithstanding the foregoing, if Applicable Law prohibits the provision of such notice prior to such merger, consolidation or sale, then Tenant shall have satisfied its obligation hereunder with respect to notice of such Permitted Transfer upon delivery of notification and such documentation no later than ten (10) days following the consummation of such transaction); (ii) Tenant is not in default, beyond any applicable notice and cure periods hereunder, and such assignment or sublease is not a subterfuge by Tenant to avoid its obligations under this Lease; (iii) such Permitted Transferee shall be of a character and reputation consistent with the quality of the Building; (iv) such Permitted Transferee shall have a tangible net worth (not including goodwill as an asset) computed Docusign Envelope ID: 5DE73501-8C5C-4E6E-96B1-0423E835E57AE2AF5422 D231- 4EC- 97B-A39CF5CF9824

4925-7231-6736.9 376361.00008/9-11-25/arb/arb -34- SUNNYVALE TOWN CENTER Grail, Inc. in accordance with generally accepted accounting principles ("Net Worth") at least equal to the Net Worth of the original Tenant on the Effective Date; (v) no assignment or sublease relating to this Lease, whether with or without Landlord's consent, shall relieve Tenant from any liability under this Lease; and (vi) the liability of such Permitted Transferee under either an assignment or sublease shall be joint and several with Tenant. "Control," as used in this Section 14.8, shall mean the ownership, directly or indirectly, of more than fifty percent (50%) of the voting securities of, or possession of the right to vote, in the ordinary direction of its affairs, of more than fifty percent (50%) of the voting interest in, any person or entity. The assignee the subject of a Permitted Transfer is referred to as a "Permitted Assignee". ARTICLE 15 SURRENDER OF PREMISES; OWNERSHIP AND REMOVAL OF TRADE FIXTURES 15.1 Surrender of Premises. No act or thing done by Landlord or any agent or employee of Landlord during the Lease Term shall be deemed to constitute an acceptance by Landlord of a surrender of the Premises unless such intent is specifically acknowledged in writing by Landlord. The delivery of keys to the Premises to Landlord or any agent or employee of Landlord shall not constitute a surrender of the Premises or effect a termination of this Lease, whether or not the keys are thereafter retained by Landlord, and notwithstanding such delivery Tenant shall be entitled to the return of such keys at any reasonable time upon request until this Lease shall have been properly terminated. The voluntary or other surrender of this Lease by Tenant, whether accepted by Landlord or not, or a mutual termination hereof, shall not work a merger, and at the option of Landlord shall operate as an assignment to Landlord of all subleases or subtenancies affecting the Premises or terminate any or all such sublessees or subtenancies. 15.2 Removal of Tenant Property by Tenant. Upon the expiration of the Lease Term, or upon any earlier termination of this Lease, Tenant shall, subject to the provisions of this Article 15, quit and surrender possession of the Premises to Landlord in at least as good order and condition as when Tenant took possession and as thereafter improved by Landlord and/or Tenant, reasonable wear and tear excepted; provided that with respect to the Back-Up Generator equipment identified on Schedule 8.8, Tenant shall have until sixty (60) days after the expiration or earlier termination of the Lease Term to remove such items. Upon such expiration or termination, in addition to Tenant's removal and repair obligations with respect to Alterations pursuant to the terms of Article 8, above, and with respect to Lines pursuant to the terms of Section 29.32, below, and subject to the applicable terms of Article 8, the Tenant Work Letter, and Section 29.32, Tenant shall be obligated, without expense to Landlord, to remove or cause to be removed from the Premises all debris and rubbish, and such items of furniture, equipment, business and trade fixtures, free-standing cabinet work, movable partitions and other articles of personal property owned by Tenant or installed or placed by Tenant at its expense in the Premises, and such similar articles of any other persons claiming under Tenant, as Landlord may, in its sole discretion, require to be removed (the "Tenant Personal Property"), and Tenant shall repair at its own expense all damage to the Premises and Building resulting from such removal (specifically including, without limitation, any holes or other marks left in or on any walls, floors or ceilings) and shall return the affected portion of the Premises to building standard tenant improved condition as determined by Landlord. Landlord shall have the right, at Tenant's sole cost and expense, to dispose of any Tenant Personal Property remaining in the Premises after Tenant's vacation of the same in any manner Landlord sees fit. ARTICLE 16 HOLDING OVER If Tenant holds over after the expiration of the Lease Term or earlier termination thereof, with or without the express or implied consent of Landlord, such tenancy shall be from month-to- month only, and shall not constitute a renewal hereof or an extension for any further term, and in such case Rent shall be payable at a monthly rate equal to the product of (i) the Rent applicable during the last rental period of the Lease Term under this Lease, and (ii) a percentage equal to the sum of (A) 125% for the first thirty (30) days, 150% for the next sixty (60) days and 200% thereafter. Such month-to-month tenancy shall be subject to every other applicable term, covenant and agreement contained herein. Nothing contained in this Article 16 shall be construed as consent by Landlord to any holding over by Tenant, and Landlord expressly reserves the right to require Docusign Envelope ID: 5DE73501-8C5C-4E6E-96B1-0423E835E57AE2AF5422 D231- 4EC- 97B-A39CF5CF9824

4925-7231-6736.9 376361.00008/9-11-25/arb/arb -35- SUNNYVALE TOWN CENTER Grail, Inc. Tenant to surrender possession of the Premises to Landlord as provided in this Lease upon the expiration or other termination of this Lease. The provisions of this Article 16 shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at law. If Tenant fails to surrender the Premises upon the termination or expiration of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall protect, defend, indemnify and hold Landlord harmless from all loss, costs (including reasonable attorneys' fees) and liability resulting from such failure, including, without limiting the generality of the foregoing, any claims made by any succeeding tenant founded upon such failure to surrender and any lost profits to Landlord resulting therefrom. ARTICLE 17 ESTOPPEL CERTIFICATES Within ten (10) business days following a request in writing by the other party, the party receiving the request shall execute, acknowledge and deliver to the requesting party an estoppel certificate, which if submitted by Landlord, shall be substantially in the form of Exhibit E attached hereto, with respect to the factual matters in this Lease that cannot be determined by a plain reading of this document. Any such certificate may be relied upon by any prospective mortgagee or purchaser of all or any portion of the Project or the requesting party. Not more than once per every twelve (12) month period (unless in connection with a sale or refinancing of the Building), Landlord may require Tenant to provide Landlord with a current financial statement and financial statements of the two (2) years prior to the then current financial statement year. Such statements shall be prepared in accordance with generally accepted accounting principles and certified by Tenant’s chief financial officer. ARTICLE 18 SUBORDINATION Landlord represents and warrants to Tenant that as of the Effective Date, there are no existing mortgages or trust deeds nor any ground or underlying leases, affecting all or any portion of the Building or Project. So long as Tenant receives an executed subordination, nondisturbance and attornment agreement in a commercially reasonable form from the lessor or holder thereof, as applicable, this Lease shall be subject and subordinate to future ground or underlying leases of the Building or Project and to the lien of future any mortgage, trust deed or other liens hereafter in force against the Building or Project or any part thereof, if any, and to all renewals, extensions, modifications, consolidations and replacements thereof, and to all advances made or hereafter to be made upon the security of such mortgages or trust deeds. Tenant covenants and agrees in the event any proceedings are brought for the foreclosure of any such mortgage or deed in lieu thereof (or if any ground lease is terminated), to attorn, without any deductions or set-offs whatsoever, to the lienholder or purchaser or any successors thereto upon any such foreclosure sale or deed in lieu thereof (or to the ground lessor), if so requested to do so by such purchaser or lienholder or ground lessor, and to recognize such purchaser or lienholder or ground lessor as the lessor under this Lease, provided such lienholder or purchaser or ground lessor shall agree to accept this Lease and not disturb Tenant's occupancy, so long as Tenant timely pays the rent and observes and performs the terms, covenants and conditions of this Lease to be observed and performed by Tenant. Landlord's interest herein may be assigned as security at any time to any lienholder. Tenant shall, within ten (10) business days of request by Landlord, execute such further commercially reasonable instruments or assurances as Landlord may reasonably request to evidence or confirm the matters the subject of this Article 18. Tenant waives the provisions of any current or future statute, rule or law which may give or purport to give Tenant any right or election to terminate or otherwise adversely affect this Lease and the obligations of the Tenant hereunder in the event of any foreclosure proceeding or sale. ARTICLE 19 DEFAULTS; REMEDIES 19.1 Events of Default. The occurrence of any of the following shall constitute a default of this Lease by Tenant (each, an "Event of Default"): Docusign Envelope ID: 5DE73501-8C5C-4E6E-96B1-0423E835E57AE2AF5422 D231- 4EC- 97B-A39CF5CF9824

4925-7231-6736.9 376361.00008/9-11-25/arb/arb -36- SUNNYVALE TOWN CENTER Grail, Inc. 19.1.1 Any failure by Tenant to pay any Rent or any other charge required to be paid under this Lease, or any part thereof, within five (5) days after notice thereof from Landlord except that Landlord shall only be required to give one (1) such notice in any twelve (12) month period, and after any such notice is given, any failure by Tenant in such twelve (12) month period to pay Rent due hereunder within five (5) days following the date due shall itself constitute an Event of Default, without the requirement of notice from Landlord of such failure; or 19.1.2 Except where a specific time period is otherwise set forth for Tenant's performance in this Lease, in which event the failure to perform by Tenant within such time period shall be a default by Tenant under this Section 19.1.2, any failure by Tenant to observe or perform any other provision, covenant or condition of this Lease to be observed or performed by Tenant where such failure continues for ten (10) days after written notice thereof from Landlord to Tenant; provided that if the nature of such default is such that the same cannot reasonably be cured within a ten (10) day period, Tenant shall not be deemed to be in default if it diligently commences such cure within such period and thereafter diligently proceeds to rectify and cure such default, but in no event exceeding a period of time in excess of ninety (90) days after written notice thereof from Landlord to Tenant; or 19.1.3 To the extent permitted by law, a general assignment by Tenant or any guarantor of the Lease for the benefit of creditors, or the taking of any corporate action in furtherance of bankruptcy or dissolution whether or not there exists any proceeding under an insolvency or bankruptcy law, or the filing by or against Tenant or any guarantor of any proceeding under an insolvency or bankruptcy law, unless in the case of a proceeding filed against Tenant or any guarantor the same is dismissed within sixty (60) days, or the appointment of a trustee or receiver to take possession of all or substantially all of the assets of Tenant or any guarantor, unless possession is restored to Tenant or such guarantor within thirty (30) days, or any execution or other judicially authorized seizure of all or substantially all of Tenant's assets located upon the Premises or of Tenant's interest in this Lease, unless such seizure is discharged within thirty (30) days; or 19.1.4 Tenant abandons the Premises, within the meaning of California Civil Code Section 1951.2; or 19.1.5 The failure by Tenant to observe or perform according to the provisions of Articles 5, 14, 17 or 18 of this Lease or any provision of the Tenant Work Letter where, in each instance, such failure continues for more than ten (10) days after notice from Landlord. Any notices to be provided by Landlord under this Section 19.1 shall be in lieu of, and not in addition to, any notice required under Section 1161 et seq. of the Code of Civil Procedure, and shall be served on Tenant in the manner allowed for service of notices under this Lease. 19.2 Remedies Upon Event of Default. Upon the occurrence of any Event of Default by Tenant, Landlord shall have, in addition to any other remedies available to Landlord at law or in equity (all of which remedies shall be distinct, separate and cumulative), the option to pursue any one or more of the following remedies (including, without limitation, during any eviction moratorium, to the extent allowed by Applicable Law), each and all of which shall be cumulative and nonexclusive, without any notice or demand whatsoever. 19.2.1 Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, without being liable for prosecution or any claim or damages therefor; and Landlord may recover from Tenant the following: (i) The worth at the time of award of any unpaid rent which has been earned at the time of such termination; plus (ii) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus Docusign Envelope ID: 5DE73501-8C5C-4E6E-96B1-0423E835E57AE2AF5422 D231- 4EC- 97B-A39CF5CF9824

4925-7231-6736.9 376361.00008/9-11-25/arb/arb -37- SUNNYVALE TOWN CENTER Grail, Inc. (iii) The worth at the time of award of the amount by which the unpaid rent for the balance of the Lease Term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus (iv) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, specifically including but not limited to, brokerage commissions and advertising expenses incurred, expenses of remodeling the Premises or any portion thereof for a new tenant, whether for the same or a different use, and any special concessions made to obtain a new tenant; and (v) At Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by Applicable Law. The term "rent" as used in this Section 19.2 shall be deemed to be and to mean all sums of every nature required to be paid by Tenant pursuant to the terms of this Lease, whether to Landlord or to others. As used in Sections 19.2.1(i) and (ii), above, the "worth at the time of award" shall be computed by allowing interest at the rate set forth in Article 25 of this Lease, but in no case greater than the maximum amount of such interest permitted by law. As used in Section 19.2.1(iii) above, the "worth at the time of award" shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). 19.2.2 Landlord shall have the remedy described in California Civil Code Section 1951.4 (lessor may continue lease in effect after lessee's breach and abandonment and recover rent as it becomes due, if lessee has the right to sublet or assign, subject only to reasonable limitations). Accordingly, if Landlord does not elect to terminate this Lease on account of any Event of Default by Tenant, Landlord may, from time to time, without terminating this Lease, enforce all of its rights and remedies under this Lease, including the right to recover all rent as it becomes due. 19.2.3 Landlord shall at all times have the rights and remedies (which shall be cumulative with each other and cumulative and in addition to those rights and remedies available under Sections 19.2.1 and 19.2.2, above, or any law or other provision of this Lease), without prior demand or notice except as required by Applicable Law, to seek any declaratory, injunctive or other equitable relief, and specifically enforce this Lease, or restrain or enjoin a violation or breach of any provision hereof. 19.3 Subleases of Tenant. Whether or not Landlord elects to terminate this Lease on account of any Event of Default by Tenant, as set forth in this Article 19, Landlord shall have the right to terminate any and all subleases, licenses, concessions or other consensual arrangements for possession entered into by Tenant and affecting the Premises within ten (10) days of notice from Landlord, or may, in Landlord's sole discretion, succeed to Tenant's interest in such subleases, licenses, concessions or arrangements. In the event of Landlord's election to succeed to Tenant's interest in any such subleases, licenses, concessions or arrangements, Tenant shall, as of the date of notice by Landlord of such election, have no further right to or interest in the rent or other consideration receivable thereunder. 19.4 Form of Payment After Default. Following the occurrence of an Event of Default by Tenant, Landlord shall have the right to require that any or all subsequent amounts paid by Tenant to Landlord hereunder, whether to cure the default in question or otherwise, be paid in immediately available good funds by wire transfer or other electronic means, notwithstanding any prior practice of accepting payments in any different form. 19.5 Efforts to Relet. No re-entry or repossession, repairs, maintenance, changes, alterations and additions, reletting, appointment of a receiver to protect Landlord's interests hereunder, or any other action or omission by Landlord shall be construed as an election by Landlord to terminate this Lease or Tenant's right to possession, or to accept a surrender of the Premises, nor shall same operate to release Tenant in whole or in part from any of Tenant's obligations hereunder, unless express written notice of such intention is sent by Landlord to Tenant. Tenant hereby irrevocably waives any right otherwise available under any law to redeem or reinstate this Lease. Docusign Envelope ID: 5DE73501-8C5C-4E6E-96B1-0423E835E57AE2AF5422 D231- 4EC- 97B-A39CF5CF9824

4925-7231-6736.9 376361.00008/9-11-25/arb/arb -38- SUNNYVALE TOWN CENTER Grail, Inc. 19.6 Landlord Default. Landlord shall be in default under this Lease if Landlord fails to perform any of its obligations hereunder following the Lease Commencement Date and such failure continues for thirty (30) days after Tenant delivers to Landlord written notice specifying such failure; however, if such failure cannot reasonably be cured within such 30-day period, but Landlord commences to cure such failure within such 30-day period and thereafter diligently pursues the curing thereof to completion, then Landlord shall not be in default hereunder or liable for damages therefor. Except where the provisions of this Lease grant Tenant an express, exclusive remedy, or expressly deny Tenant a remedy, Tenant's exclusive remedy for Landlord's failure to perform its obligations under this Lease shall be limited to damages, injunctive relief, or specific performance; in each case, Landlord's liability or obligations with respect to any such remedy shall be limited as provided in Section 29.13. ARTICLE 20 COVENANT OF QUIET ENJOYMENT Landlord covenants that Tenant, so long as an Event of Default is not continuing, shall, during the Lease Term, peaceably and quietly have, hold and enjoy the Premises subject to the terms, covenants, conditions, provisions and agreements hereof without interference by any persons lawfully claiming by or through Landlord. The foregoing covenant is in lieu of any other covenant express or implied. ARTICLE 21 LETTER OF CREDIT 21.1 Delivery of Letter of Credit. Tenant shall cause the "Bank" (as such term is defined below) to issue and deliver to Landlord, no later than ten (10) business days following Tenant's execution of this Lease, a letter of credit (the "L-C") in the amount set forth in Section 21.7 below (the "L-C Amount") that complies in full with all the terms and conditions of this Article 21. The L-C shall (i) be issued by the Bank, (ii) be irrevocable, unconditional, and payable upon demand (iii) have an initial expiration date not sooner than twelve (12) months from the issuance thereof; (iv) be maintained in effect, whether through renewal or extension, for the period commencing on the Effective Date and continuing until the date (the "L-C Expiration Date") that is no less than one hundred twenty (120) days after the expiration of the Lease Term, as the same may be extended, (v) contain a provision that provides that the L-C shall be automatically renewed on an annual basis without amendment of the L-C or action of Landlord unless the Bank delivers a written notice of non-extension to Landlord at least sixty (60) days prior to the then expiry date of the L-C, without any action whatsoever on the part of Landlord, (vi) be fully assignable by Landlord, and its successors and assigns under this Lease, (vii) permit partial draws and multiple presentations and drawings, (viii) otherwise be in the form and content substantially similar to the form attached to this Lease as Exhibit G (or in such other form as may be reasonably acceptable to Landlord), and (ix) be otherwise subject to the International Standby Practices-ISP 98, International Chamber of Commerce Publication #590. 21.2 Bank. The term "Bank" shall mean a money-center, solvent and nationally recognized bank acceptable to Landlord in its sole and absolute discretion that (a) accepts deposits, maintains accounts, has a local Santa Clara County or San Francisco County office which will accept draws on a letter of credit, and whose deposits are insured by the FDIC, (b) is not subject to the control or jurisdiction of any receiver, trustee, custodian, conservator, liquidator or similar official under any federal, state, foreign, or common law; (c) that is not a "bridge bank" or other successor (whether my asset sale, merger, or otherwise) to any bank that was the original issuer of the L-C, or any entity that is under the control of the Federal Deposit Insurance Corporation as receiver or conservator, unless expressly approved by Landlord in is sole and absolute discretion; and (d) unless otherwise agreed by Landlord in writing, whose long-term, unsecured and unsubordinated debt obligations are rated of no less than "A" by Fitch Ratings Ltd. ("Fitch") and a short term issuer rating of no less than "F1" by Fitch (or in the event such applicable Fitch ratings are no longer available, comparable ratings from Standard and Poor's Professional Rating Service or Moody's Professional Rating Service) (collectively, the "L-C Issuer Requirements"). In no event may an L-C be provided by JPMorgan Chase Bank, Bank One, or any affiliate of either. If at any time: (i) the Bank does not meet any of the L-C Issuer Requirements or, as to a Bank approved by Landlord that does not upon such approval meet the L-C Issuer Requirements, the status of the L-C Issuer Requirements of such Bank as of such approval has decreased; (ii) the Docusign Envelope ID: 5DE73501-8C5C-4E6E-96B1-0423E835E57AE2AF5422 D231- 4EC- 97B-A39CF5CF9824

4925-7231-6736.9 376361.00008/9-11-25/arb/arb -39- SUNNYVALE TOWN CENTER Grail, Inc. Bank is placed into receivership or conservatorship by the Federal Deposit Insurance Corporation or any state or other governmental agency; or (iii) Landlord determines in its sole and absolute discretion that the financial condition of the Bank changes in any materially adverse way, then the L-C shall be deemed to no longer comply with the terms and conditions of the Lease and Tenant shall, within five (5) business days following Landlord’s notice to Tenant, at in Landlord’s sole and absolute discretion, either: (x) cause another bank meeting each of the L-C Issuer Requirements set forth herein to issue and deliver to Landlord a replacement L-C that fully complies in all respects with the requirements of this Article 21; or (y) deposit with Landlord cash in an amount equal to the L-C Amount which cash shall be deemed L-C Proceeds (as such term is defined below) which Landlord shall be entitled to use and apply in accordance with this Article 21. If Tenant fails to replace such L-C or deposit cash, as is applicable, pursuant to the terms and conditions of this Section 21.2, then, notwithstanding anything in this Lease to the contrary, Landlord shall have the right to declare Tenant in default of this Lease for which there shall be no notice or grace or cure periods being applicable thereto (other than the aforesaid five (5) business day period). Tenant shall be responsible for the payment of any and all costs incurred with the review of any replacement L-C (including without limitation Landlord’s reasonable attorneys’ fees), which replacement is required pursuant to this Article 21 or if otherwise requested by Tenant. On issuance and effectiveness of any replacement L-C required or allowed by this Article 21, "Bank" shall mean the issuer of such replacement L-C. Notwithstanding anything to the contrary in this Lease, (A) First Citizens Bank is approved by Landlord as a Bank under this Lease based on the Fitch ratings of First Citizens Bank as of June 17, 2025 (the “Approved Condition”), notwithstanding that the Approved Condition does not satisfy clause (d) of the L-C Issuer Requirements; and (B) if the Fitch ratings of First Citizens Bank fall below the Approved Condition such deemed approval shall, at Landlord's option, be revoked. 21.3 L-C Draw Events. Each of the following events shall constitute an "L-C Draw Event": (i) Tenant shall have failed to pay when due any amount due to Landlord under the terms and conditions of this Lease, (ii) Tenant shall have failed to perform when due any of its obligations in accordance with the terms and conditions of this Lease, (iii) an Event of Default shall have occurred under the Lease, (iv) the Lease terminated prior to the expiration of the Lease Term as a result of Tenant's breach or default of any term or provision of this Lease, (v) Tenant has filed a voluntary petition under the United States Bankruptcy Code or has commenced, filed, or initiated any other bankruptcy, receivership, reorganization, insolvency, restructuring, or similar proceeding under any federal, state, or foreign laws or statutes, (vi) an involuntary petition has been filed against Tenant under the United States Bankruptcy Code or Tenant has become the subject of, has commenced against it, or is placed in any other bankruptcy, receivership, reorganization, insolvency, restructuring, or similar proceeding under any federal, state, or foreign laws or statutes; (vii) this Lease has been rejected, repudiated, disaffirmed, or is deemed rejected, repudiated, or disaffirmed in any case commenced under the United States Bankruptcy Code or under any case or proceeding under any similar federal, state, or foreign, laws or statutes; (viii) the Bank has notified Landlord that the L-C will not be renewed or extended through the L-C Expiration Date; (ix) Tenant has executed an assignment for the benefit of creditors, commenced an involuntary dissolution, become the subject of any involuntary dissolution proceeding, been suspended, or had its entity status has been cancelled otherwise terminated; (x) Tenant has become insolvent, unable to pay its debts as they come due, or admitted in writing its inability to pay its debts as they come due; (xi) the Bank no longer satisfies any of the L-C Issuer Requirements; (xii) there is a material adverse change in the financial condition of the Bank; or (xiii) Landlord determines in its reasonable business judgement that the creditworthiness or the current financial condition of the Bank has become impaired. 21.4 L-C Draw(s) and Use and Application of L-C Proceeds. Upon and at any time after the occurrence of any L-C Draw Event, Landlord, or its then managing agent, shall have the right, but not the obligation and without notice to Tenant, to draw upon the L-C, in whole or in part, in single or multiple draws. Following any draw or draws on the L-C, Landlord, in its sole and absolute discretion and without notice to Tenant, shall have the right at any time to apply any proceeds of L-C received by Landlord on account of any draw or draws (or in the event Tenant is required to deposit cash with Landlord as may be required by Section 21.2 of this Lease above) (collectively, the "L-C Proceeds") (i) to any and all amounts due and owing by Tenant under the Lease, (ii) to any and all damages, costs, expenses, claims, liabilities, or other losses of any kind or nature that Landlord suffers, sustains, or incurs, or which Landlord reasonably estimates that it will suffer, sustain, or incur as a result of or related to any breach or default of the Lease by Tenant or the occurrence of any other L-C Draw Event, (iii) to any other amount necessary to compensate Docusign Envelope ID: 5DE73501-8C5C-4E6E-96B1-0423E835E57AE2AF5422 D231- 4EC- 97B-A39CF5CF9824

4925-7231-6736.9 376361.00008/9-11-25/arb/arb -40- SUNNYVALE TOWN CENTER Grail, Inc. Landlord for any and all detriment proximately caused by Tenant’s failure to perform its obligations under the Lease or which in the ordinary course of things would likely result therefrom; and/or (iv) to pay, compensate, or reimburse Landlord for any and all damages, costs, claims, expenses, liabilities, or other losses Landlord suffers, sustains, or incurs or Landlord reasonably estimates that it will suffer, sustain, or incur that arise out of, or are incurred in connection with, the termination of the Lease, including, without limitation, those damages and losses that Landlord may recover under the Lease and Section 1951.2 of the California Civil Code. Notwithstanding anything to the contrary herein, Landlord’s use of the L-C Proceeds shall not include any amounts that are specifically excluded under this Lease as obligations of, or for Landlord to collect from, Tenant. The L-C shall be honored by the Bank regardless of whether Tenant disputes Landlord's right to draw upon the L-C. In the event of an assignment by Tenant of its interest in this Lease (and irrespective of whether Landlord's consent is required for such assignment), the acceptance of any replacement or substitute letter of credit by Landlord from the assignee shall be subject to Landlord's prior written approval, in Landlord's sole and absolute discretion, and the attorney's fees incurred by Landlord in connection with such determination shall be payable by Tenant to Landlord within ten (10) business days of billing. 21.5 Unused/Unapplied L-C Proceeds. In the event Landlord receives any L-C Proceeds that are not applied or used as provided in Section 21.4 above (i) any unused or unapplied L-C Proceeds received by Landlord shall constitute Landlord’s sole and exclusive property (and not Tenant's property or, in the event of a receivership, conservatorship, or bankruptcy filing by, or on behalf of, Tenant, property of such receivership, conservatorship, or Tenant's bankruptcy estate), (ii) Landlord shall not be required to keep the L-C Proceeds separate or apart from Landlord’s general funds or other assets or pay any interest on the L-C Proceeds, (iii) Landlord may, at any time and without notice to Tenant, and without obligation to do so, apply the L-C Proceeds in accordance with this Lease, including Section 21.4 above without notice to Tenant, and (iv) Landlord agrees to pay to Tenant within thirty (30) days after the L-C Expiration Date the amount of any L-C Proceeds actually received by Landlord which are not and cannot be used or applied by Landlord as provided in this Article 21; provided, however, that if prior to the L-C Expiration Date a voluntary or involuntary petition has been filed by or against Tenant under the United States Bankruptcy Code or Tenant has become the subject of, has commenced against it, or is placed in any other bankruptcy, liquidation, receivership, reorganization, insolvency, restructuring, or similar proceedings under any federal, state, or foreign laws, or if Tenant executes an assignment for the benefit of creditors, then Landlord shall not be obligated to make any payment to Tenant in the amount of the unused or unapplied L-C Proceeds until all preference or other avoidance claims and issues relating to payments, damages, losses, and other amounts due under this Lease have been fully and finally resolved. Tenant’s obligation to furnish the L-C and any use, application or retention by Landlord of all or any part of the L-C Proceeds shall not be deemed in any way to constitute liquidated damages for any default by Tenant, or to limit the remedies to which Landlord is otherwise entitled under the terms of this Lease and/or Applicable Law. No trust or fiduciary relationship is created under this Lease or otherwise between Landlord and Tenant with respect to the L-C Proceeds. Tenant hereby acknowledges and agrees that Landlord is entering into this Lease in material reliance upon the ability of Landlord to draw upon the L-C upon the occurrence of any L-C Draw Event. The use, application or retention of the L-C or L-C Proceeds, or any portion thereof, by Landlord shall not prevent Landlord from exercising any other right or remedy provided by this Lease or by any Applicable Law, it being intended that Landlord shall not first be required to proceed against the L-C or the L-C Proceeds, and such L-C or L-C Proceeds shall not operate as a limitation on any recovery to which Landlord may otherwise be entitled. Tenant agrees and acknowledges that (i) the L-C constitutes a separate and independent contract between Landlord and the Bank, (ii) Tenant is not a third party beneficiary of such contract, (iii) Tenant has no property interest whatsoever in the L-C or the proceeds thereof, and (iv) in the event Tenant becomes a debtor under any chapter of the Bankruptcy Code, Tenant is placed into receivership or conservatorship, and/or there is an event of a receivership, conservatorship or a bankruptcy filing by, or on behalf of, Tenant, neither Tenant, any trustee, nor Tenant's bankruptcy estate shall have any right to restrict or limit Landlord's claim and/or rights to the L-C and/or the L-C Proceeds by application of Section 502(b)(6) of the United States Bankruptcy Code or otherwise. 21.6 Replenishment, Renewal and Replacement of L-C. Tenant shall cause the L-C to be kept and maintained in full force and effect at all times during the Lease Term, as the same may be extended and through and including the L-C Expiration Date. Unless Tenant has a mandatory obligation to replace the L-C as expressly provided herein, Tenant shall have no right Docusign Envelope ID: 5DE73501-8C5C-4E6E-96B1-0423E835E57AE2AF5422 D231- 4EC- 97B-A39CF5CF9824

4925-7231-6736.9 376361.00008/9-11-25/arb/arb -41- SUNNYVALE TOWN CENTER Grail, Inc. to replace the L-C without Landlord's express written consent, which may be withheld by Landlord in its sole and absolute discretion. In the event Landlord consents to the replacement of the L-C for any reason, Landlord may require, as a condition of such consent, that the L-C remain in place with all existing rights thereunder for a period of one hundred ten (110) days following the delivery of the new L-C, and Tenant shall extend the original L-C as necessary to facilitate the same. The new L-C shall comply with all terms and conditions of this Lease. If, as a result of any drawing by Landlord on the L-C, the amount of the L-C shall at any time be less than the L-C Amount, Tenant shall, within ten (10) days after written notice thereof from Landlord, provide Landlord with: (i) an amendment to the L-C restoring it to the L-C Amount, or (ii) an additional letter of credit in an amount equal to the deficiency, which additional letter of credit shall comply with all of the provisions of this Lease. If the L-C expires at any time earlier than the L-C Expiration Date, Tenant shall cause the Bank to deliver a certificate of renewal or extension of the L-C to Landlord at least sixty (60) days prior to the expiration of the L-C then held by Landlord, without any action whatsoever on the part of Landlord. In furtherance of the foregoing, if the L-C has an expiration date prior to the L-C Expiration Date, Tenant shall cause the L-C to contain a so-called "evergreen provision," whereby the L-C shall automatically be renewed, without amendment, unless at least sixty (60) days' prior written notice of non-renewal is first provided by the Bank to Landlord. At any time that Tenant has failed to timely provide Landlord with a renewed L-C, amended L-C, additional L-C or replacement L-C as and when required under this Lease, then notwithstanding anything in this Lease to the contrary, Landlord shall have the right to declare that an Event of Default has occurred for which there shall be no notice or grace or cure periods applicable thereto. Tenant shall be responsible for the payment of any and all costs incurred by Landlord (including, without limitation, Landlord's reasonable attorneys' fees) relating to the review of any renewed, amended, additional or replacement L-C. 21.7 L-C Amount; Maintenance of L-C by Tenant; Liquidated Damages. 21.7.1 L-C Amount. The L-C Amount shall be equal to the amount required from time to time as described in Section 8 of the Summary. 21.7.2 Conditional Reduction in L-C Amount. Upon the occurrence of the Initial Reduction Date (as defined below), the L-C Amount shall be reduced as follows: Date of Reduction Amount of Reduction Remaining L-C Amount Initial Reduction Date $1,812,505.95 $1,812,505.95 1 Year Anniversary of Initial Reduction Date $604,168.65 $1,208,337.3 2 Year Anniversary of Initial Reduction Date $604,168.65 $604,168.65 The "Initial Reduction Date" means the earlier to occur of the following: (i) Tenant obtains full approval from the United States Food and Drug Administration with respect to Tenant's multi-cancer early detection test; (ii) October 1, 2030, so long as no monetary default beyond any applicable notice and cure period has occurred under this Lease prior to such date; or (iii) at any time after the Effective Date, Tenant has achieved four (4) consecutive quarters of profitability, as measured by Tenant's statement of profits and losses and other related financial information to be provided by Tenant to Landlord; however, in no event shall the Initial Reduction Date occur prior to July 1, 2027. If Tenant desires for the L-C Amount to be reduced pursuant to clause (i) or (iii) above, Tenant shall deliver to Landlord reasonable supporting documentation to evidence that Tenant has satisfied the requirements set forth in said clauses and any such other information that Landlord may reasonably request. So long as no Event of Default is continuing under this Lease Tenant shall have the right to reduce the L-C Amount as set forth above via the delivery to Landlord of either (x) an amendment to the existing L-C (in form and content reasonably acceptable to Landlord) modifying the L-C Amount to the amount then required under this Article 21, or (y) an entirely new L-C (in the form and content otherwise required in this Article 21) in the total L-C Amount then required under this Article 21. Docusign Envelope ID: 5DE73501-8C5C-4E6E-96B1-0423E835E57AE2AF5422 D231- 4EC- 97B-A39CF5CF9824

4925-7231-6736.9 376361.00008/9-11-25/arb/arb -42- SUNNYVALE TOWN CENTER Grail, Inc. 21.7.3 Increase in L-C Amount. Notwithstanding the initial L-C Amount and the scheduled reductions set forth above, in the event that Tenant exercises its right to lease the Expansion Space described in Section 1.3 above, then (I) the L-C Amount shall thereafter be increased by an amount equal to the sum of the last six (6) months of the scheduled Base Rent payable by Tenant for the Expansion Space during the final year of the initial Lease Term, and (II) Tenant shall deliver to Landlord, within ten (10) business days after Tenant's execution of the applicable amendment to this Lease with respect to Expansion Space, either (y) an additional L-C which, when combined with the L-C then being held by Landlord totals the full L-C Amount then required under this Article 21, or (z) an entirely new L-C in the total L-C Amount then required under this Article 21. For the avoidance of doubt, the additional L-C or new L-C described above shall be subject to the same pro rata reductions in the L-C Amount, if applicable, as the initial L- C Amount as described in Section 21.7.2 above. 21.7.4 In General. Tenant further covenants and warrants that Tenant shall have no rights to either assign or encumber the L-C, the L-C Proceeds or any part thereof and that neither Landlord nor its successors or assigns will be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance. If Tenant exercises its option to extend the Lease Term pursuant to Section 2.2 of this Lease then, not later than one hundred twenty (120) days prior to the commencement of the Option Term, Tenant shall deliver to Landlord a new L-C or certificate of renewal or extension evidencing the L-C Expiration Date as one hundred twenty (120) days after the expiration of the Option Term. 21.8 Transfer and Encumbrance. The L-C shall also provide that Landlord may, at any time and without notice to Tenant and without first obtaining Tenant's consent thereto, transfer (one or more times) all or any portion of its interest in and to the L-C to another party, person or entity, regardless of whether or not such transfer is from or as a part of the assignment by Landlord of its rights and interests in and to this Lease. In the event of a transfer of Landlord's interest in this Lease, Landlord shall transfer the L-C, in whole or in part, to the transferee and thereupon Landlord shall, without any further agreement between the parties, be released by Tenant from all liability therefor, and it is agreed that the provisions hereof shall apply to every transfer or assignment of the whole of said L-C to a new landlord. In connection with any such transfer of the L-C by Landlord, Tenant shall, at Tenant's sole cost and expense, execute and submit to the Bank such applications, documents and instruments as may be necessary to effectuate such transfer and, Tenant shall be responsible for paying the Bank's transfer and processing fees in connection therewith; provided that, Landlord shall have the right (in its sole discretion), but not the obligation, to pay such fees on behalf of Tenant, in which case Tenant shall reimburse Landlord within ten (10) days after Tenant's receipt of an invoice from Landlord therefor. 21.9 L-C Not a Security Deposit. Landlord and Tenant (1) acknowledge and agree that in no event or circumstance shall the L-C, the L-C Proceeds, or any renewal thereof or substitute therefor be deemed to be or treated as a “security deposit” under any law applicable to security deposits in the commercial context, including, but not limited to, Section 1950.7 of the California Civil Code, as such Section now exists or as it may be hereafter amended or succeeded (the "Security Deposit Laws"), (2) acknowledge and agree that the L-C and the L-C Proceeds (including any renewal thereof or substitute therefor or any proceeds thereof) are not intended to serve as a security deposit, and the Security Deposit Laws shall have no applicability or relevancy thereto, and (3) waive any and all rights, duties and obligations that each such party may now, or in the future will, have relating to or arising from the Security Deposit Laws. Tenant hereby irrevocably waives and relinquishes the provisions of Section 1950.7 of the California Civil Code and any successor statute, and all other provisions of law, now or hereafter in effect, which (x) establish the time frame by which a landlord must refund a security deposit under a lease, and/or (y) provide that a landlord may claim from a security deposit only those sums reasonably necessary to remedy defaults in the payment of rent, to repair damage caused by a tenant or to clean the premises, it being agreed that Landlord may, in addition, claim those sums specified in this Article 21, including, without limitation, those specifically identified in Section 1951.2 of the California Civil Code. 21.10 Non-Interference By Tenant. Tenant agrees not to interfere in any way with any payment to Landlord of the proceeds of the L-C, either prior to or following a "draw" by Landlord of all or any portion of the L-C, regardless of whether any dispute exists between Tenant and Landlord as to Landlord's right to draw down all or any portion of the L-C. No condition or term of this Lease shall be deemed to render the L-C conditional and thereby afford the Bank a Docusign Envelope ID: 5DE73501-8C5C-4E6E-96B1-0423E835E57AE2AF5422 D231- 4EC- 97B-A39CF5CF9824

4925-7231-6736.9 376361.00008/9-11-25/arb/arb -43- SUNNYVALE TOWN CENTER Grail, Inc. justification for failing to honor a drawing upon such L-C in a timely manner. Tenant shall not request or instruct the Bank of any L-C to refrain from paying sight draft(s) drawn under such L-C. 21.11 Waiver of Certain Relief. Tenant unconditionally and irrevocably waives (and as an independent covenant hereunder, covenants not to assert) any right to claim or obtain any of the following relief in connection with the L-C or the L-C Proceeds: 21.11.1 A temporary restraining order, temporary injunction, permanent injunction, or other order that would prevent, restrain or restrict the presentment of sight drafts or demands for payment drawn under any L-C or the Bank's honoring or payment of sight draft(s); or 21.11.2 Any attachment, garnishment, or levy in any manner upon either the L-C Proceeds or the obligations of the Bank (either before or after the presentment to the Bank of sight drafts drawn under such L-C) based on any theory whatever. 21.12 Remedy for Improper Drafts. Tenant's sole remedy in connection with the improper draw, presentment or payment related to the L-C, or Landlord’s use or application of any L-C Proceeds, shall be the right to obtain from Landlord a refund of any L-C Proceeds that were actually received by Landlord and improperly used or applied under this Article 21, together with interest at the Interest Rate (as defined below) all amounts charged to Tenant by the Bank with respect to such draw and any replacement L-C, and reasonable actual out-of-pocket attorneys' fees; provided that at the time of such refund, the amount of such L-C is not less than the amount (if any) then required under the applicable provisions of this Lease or Landlord has received a replacement letter of credit in the L-C Amount then in effect that complies in full with all the terms and conditions of this Lease. Tenant acknowledges that the presentment of sight drafts drawn under any L-C or any demand for payment under the L-C, or the Bank's payment of sight drafts or demands for payment drawn under the L-C, in accordance with this Lease would not reasonably be expected to cause Tenant injury that could not be remedied by an award of money damages, and that the recovery of money damages would be an adequate remedy therefor. ARTICLE 22 INTENTIONALLY OMITTED ARTICLE 23 SIGNS 23.1 Full Floors. Subject to Landlord's prior written approval, in its sole discretion, and provided all signs are in keeping with the quality, design and style of the Building and Project, Tenant, if the Premises comprise one or more entire floors of the Building, at its sole cost and expense, may install identification signage anywhere in the Premises including in the elevator lobby of the Premises, provided that such signs must not be visible from the exterior of the Building. 23.2 Multi-Tenant Floors; Lobby. If other tenants occupy space on the floor on which all or a portion of the Premises is located, Tenant's identifying signage on such floor shall be provided by Landlord, at Tenant's cost, and such signage shall be comparable to that used by Landlord for other similar floors in the Building and shall comply with Landlord's Building standard signage program. With respect to the portion of the Premises located on the ground floor of the Building, signage shall be provided for such floor by Landlord, at Tenant's cost, and such signage shall comply with Landlord's Building standard signage program and otherwise be reasonably acceptable to Tenant. 23.3 Prohibited Signage and Other Items. Any signs, notices, logos, pictures, names or advertisements which are installed and that have not been separately approved or deemed approved (if applicable) by Landlord hereunder may be removed without notice by Landlord at the sole expense of Tenant. Tenant may not install any signs on the exterior or roof of the Project or the Common Areas except as may be specifically provided for in this Lease. Any signs, window coverings, or blinds (even if the same are located behind the Landlord-approved window coverings for the Building), or other items visible from the exterior of the Premises or Building, shall be subject to the prior approval of Landlord, in its sole discretion. Docusign Envelope ID: 5DE73501-8C5C-4E6E-96B1-0423E835E57AE2AF5422 D231- 4EC- 97B-A39CF5CF9824

4925-7231-6736.9 376361.00008/9-11-25/arb/arb -44- SUNNYVALE TOWN CENTER Grail, Inc. 23.4 Building Directory. If and to the extent that Landlord continues to maintain an electronic directory in the lobby of the Building, Tenant shall have the right, at Tenant's sole cost and expense, to have Tenant's name displayed in such electronic directory. 23.5 Exterior Signage. 23.5.1 General. Subject to the terms of this Section 23.5, as a part of the Tenant Improvements in accordance with terms of the Tenant Work Letter or as Alterations in accordance with Article 8 above, Tenant shall have the right, at Tenant's sole cost and expense, to install signage on the exterior of the Building, identifying the name and/or logo of the Tenant on the elevation of the Building in the approximate locations shown and as depicted on Exhibit F attached hereto (the "Exterior Building Signage"). The graphics, materials, color, design, lettering, size, quality and specifications of the Exterior Building Signage shall be subject to the prior written approval of Landlord, which approval shall not be unreasonably withheld, conditioned or delayed. The Exterior Building Signage shall also comply with, and be subject to all Applicable Laws, including, but not limited to, all requirements of the City of Sunnyvale ("City") (or other applicable governmental authorities); provided, however, that in no event shall the approval by the City (or other applicable governmental authorities) of the Exterior Building Signage be deemed a condition precedent to the effectiveness of this Lease, and if such approval is not obtained, Landlord's and Tenant's other obligations under this Lease shall not be affected thereby. Landlord shall, at no cost to Landlord, reasonably cooperate with Tenant in obtaining applicable permits from the City in connection with the installation of the Exterior Building Signage. Following the initial construction and installation of the Exterior Building Signage, Tenant shall be entitled to modify or replace the name and/or logo for such signage, at Tenant's sole cost and expense, to the new name and/or logo adopted by Tenant, provided that the new name and/or logo shall not be an Objectionable Name or Logo (defined below). "Objectionable Name or Logo" shall mean any name or logo which relates to an entity other than the Original Tenant and any of its Affiliates which is of a character or reputation, or is associated with a political orientation or faction, which is inconsistent with the quality of the Building as a first-class office building, or which would otherwise reasonably offend a landlord of the Comparable Buildings. Tenant shall, at its sole cost and expense, maintain the Exterior Building Signage in good condition and repair. 23.5.2 Restoration. Upon the expiration or earlier termination of this Lease or Tenant's right to possession of the Premises, or the earlier termination of Tenant's right to the Exterior Building Signage by reason of Tenant's failure to meet the requirements applicable thereto pursuant to this Section 23.5, Tenant shall remove the Exterior Building Signage, at Tenant's sole cost and expense and repair and restore to good condition the areas of the Building on which the Exterior Building Signage was located or that was otherwise affected by such signage or the removal thereof, reasonable wear and tear and Casualty damage excepted, or at Landlord's election with prior written notice thereof to Tenant, Landlord may perform any such removal and/or repair and restoration and Tenant shall pay Landlord the actual and reasonable cost thereof within thirty (30) days after Landlord's demand from time to time. 23.6 Monument Signage. Tenant, at Tenant's sole cost and expense, shall have the right to place its name on the monument sign serving the Building (the "Monument Sign"") on the top panel on such Monument Sign. The design, size and color of the signage with Tenant's name to be included on the Monument Sign and the manner in which it is attached to the Monument Sign, shall be subject to the reasonable approval of Landlord and all applicable governmental authorities (including the City), and Landlord shall have the right to require that all names on the Monument Sign be of the same size and style and made out of the same materials. The Monument Sign will be maintained by Landlord, in a manner reasonably satisfactory to Landlord, Tenant shall pay (so long as the same are not in duplication of Operating Expenses) the actual cost reasonably incurred of any maintenance, repair and replacement to the extent associated with Tenant's use of the Monument Sign. Upon the expiration or earlier termination of the Lease or Tenant's right to possession of the Premises, Landlord, at Tenant's sole cost and expense, payable as Additional Rent within thirty (30) days after demand thereof, shall have the right to remove Tenant's signage from the Monument Sign and restore the Monument Sign to the condition it was in prior to the installation of Tenant's signage thereon, ordinary wear and tear excepted. 23.7 Additional Rights Regarding Signage. For so long as Tenant is leasing and occupying the entire Original Premises, Landlord shall not provide any other tenant of the Building with greater rights to lobby signage or lobby presence without also offering such rights to Tenant. Docusign Envelope ID: 5DE73501-8C5C-4E6E-96B1-0423E835E57AE2AF5422 D231- 4EC- 97B-A39CF5CF9824

4925-7231-6736.9 376361.00008/9-11-25/arb/arb -45- SUNNYVALE TOWN CENTER Grail, Inc. If Landlord so offers Tenant such additional lobby related rights, Tenant shall have a period of ten (10) days following Landlord's notice of such offer to elect to accept or reject the same by delivery to Landlord of notice of Tenant’s election. 23.8 Not Personal. The rights of Tenant under this Article 23 are not personal to Original Tenant. ARTICLE 24 COMPLIANCE WITH LAW 24.1 In General. Tenant shall not do anything or knowingly suffer anything to be done in or about the Premises or the Project which will in any way violate any applicable law, statute, ordinance or other governmental rule, directive, order, regulation, guideline or requirement of any governmental entity or governmental agency having jurisdiction now in force or which may hereafter be enacted or promulgated including, without limitation, any such governmental regulations related to disability access (collectively, "Applicable Laws"). At its sole cost and expense, Tenant shall promptly comply with all Applicable Laws (including the making of any alterations to the Premises required by Applicable Laws) which relate to (i) Tenant's use of the Premises, (ii) any Alterations or improvements (including the Tenant Improvements) in the Premises, or (iii) the Base Building, but, as to the Base Building, only to the extent such obligations are triggered by Tenant's Alterations, the Tenant Improvements, or use of the Premises for non- general office use. Should any Applicable Law now or hereafter be imposed on Landlord or Tenant by a state, federal or local governmental body charged with the establishment, regulation and enforcement of occupational, health or safety standards for employers, employees, landlords or tenants, then Tenant agrees, at its sole cost and expense, to comply promptly therewith. The judgment of any court of competent jurisdiction or the admission of Tenant in any judicial action, regardless of whether Landlord is a party thereto, that Tenant has violated any Applicable Law with respect to the Premises, shall be conclusive of that fact as between Landlord and Tenant. In the event that the Building is subject to penalties as a result of a greenhouse gas (GHG) emissions limit and the Building is found in violation of the limit, Landlord may equitably determine the portion of the penalties that are attributable to Tenant and hold Tenant accountable for its portion of the penalty that has been levied on the Building based on submeter data to determine Tenant’s actual energy consumption and emissions; calculations based on the floor area of the Premises. 24.2 CASp. For purposes of Section 1938(a) of the California Civil Code, Landlord hereby discloses to Tenant, and Tenant hereby acknowledges, that the Premises have not undergone inspection by a Certified Access Specialist (CASp). As required by Section 1938(e) of the California Civil Code, Landlord hereby states as follows: "A Certified Access Specialist (CASp) can inspect the subject premises and determine whether the subject premises comply with all of the applicable construction-related accessibility standards under state law. Although state law does not require a CASp inspection of the subject premises, the commercial property owner or lessor may not prohibit the lessee or tenant from obtaining a CASp inspection of the subject premises for the occupancy or potential occupancy of the lessee or tenant, if requested by the lessee or tenant. The parties shall mutually agree on the arrangements for the time and manner of the CASp inspection, the payment of the fee for the CASp inspection, and the cost of making any repairs necessary to correct violations of construction-related accessibility standards within the premises." In furtherance and in connection with such notice: (i) Tenant, having read such notice and understanding Tenant's right to request and obtain a CASp inspection and with advice of counsel, hereby elects not to obtain such CASp inspection and forever waives its rights to obtain a CASp inspection with respect to the Premises, the Building and/or the Project as the same exist on the Effective Date and to the extent permitted by Applicable Laws now or hereafter in effect; and (ii) if the waiver set forth in clause (i) hereinabove is not enforceable pursuant to Applicable Laws now or hereafter in effect, then Landlord and Tenant hereby agree as follows (which constitute the mutual agreement of the parties as to the matters described in the last sentence of the foregoing notice): (A) Tenant shall have the one-time right to request and obtain a CASp inspection, which request must be made, if at all, in a written notice delivered by Tenant to Landlord on or before the Lease Commencement Date; (B) any CASp inspection timely requested by Tenant shall be conducted (1) between the hours of 9:00 a.m. and 5:00 p.m. on any business day, (2) only after ten (10) days' prior written notice to Landlord of the date of such CASp inspection, (3) in a professional manner by a CASp designated by Landlord and without any testing that would damage the Premises, the Building or the Project in any way, (4) in accordance with all of the provisions of the Lease applicable to Tenant contracts for construction, and (5) at Tenant's Docusign Envelope ID: 5DE73501-8C5C-4E6E-96B1-0423E835E57AE2AF5422 D231- 4EC- 97B-A39CF5CF9824

4925-7231-6736.9 376361.00008/9-11-25/arb/arb -46- SUNNYVALE TOWN CENTER Grail, Inc. sole cost and expense, including, without limitation, Tenant's payment of the fee for such CASp inspection, the fee for any reports and/or certificates prepared by the CASp in connection with such CASp inspection (collectively, the "CASp Reports") and all other costs and expenses in connection therewith; (C) Landlord shall be an express third party beneficiary of Tenant's contract with the CASp, and any CASp Reports shall be addressed to both Landlord and Tenant; (D) Tenant shall deliver a copy of any CASp Reports to Landlord within two (2) business days after Tenant's receipt thereof; (E) any information generated by the CASp inspection and/or contained in the CASp Reports shall not be disclosed by Tenant to anyone other than (I) contractors, subcontractors and/or consultants of Tenant, in each instance who have a need to know such information and who agree in writing not to further disclose such information, or (II) any governmental entity, agency or other person, in each instance to whom disclosure is required by law or by regulatory or judicial process; (F) Tenant, at its sole cost and expense, shall be responsible for making any improvements, alterations, modifications and/or repairs to or within the Premises to correct violations of construction-related accessibility standards, including, without limitation, any violations disclosed by such CASp inspection; and (G) if such CASp inspection identifies any improvements, alterations, modifications and/or repairs necessary to correct violations of construction-related accessibility standards relating to those items of the Building and/or the Project located outside the Premises that are Landlord's obligation to repair under the Lease, then Landlord shall perform such improvements, alterations, modifications and/or repairs as and to the extent required by Applicable Laws to correct such violations, and Tenant shall reimburse Landlord for the cost of such improvements, alterations, modifications and/or repairs within ten (10) business days after Tenant's receipt of an invoice therefor from Landlord. ARTICLE 25 LATE CHARGES If any installment of Rent or any other sum due from Tenant shall not be received by Landlord or Landlord's designee within five (5) business days after said amount is due, then Tenant shall pay to Landlord a late charge equal to ten percent (10%) of the overdue amount plus any reasonable attorneys' fees incurred by Landlord by reason of Tenant's failure to pay Rent and/or other charges when due hereunder; provided that before assessing a late charge for the first time in any calendar year, Landlord shall provide Tenant with written notice of the delinquency, and shall waive such late charge if Tenant pays such delinquency within five (5) business days thereafter. The late charge shall be deemed Additional Rent and the right to require it shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner. In addition to the late charge described above, any Rent or other amounts owing hereunder which are not paid within ten (10) days after the date they are due shall bear interest from the date when due until paid at a rate (the "Interest Rate") per annum equal to the highest rate permitted by Applicable Law. ARTICLE 26 LANDLORD'S RIGHT TO CURE DEFAULT; PAYMENTS BY TENANT 26.1 Landlord's Cure. All covenants and agreements to be kept or performed by Tenant under this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any reduction of Rent, except to the extent, if any, otherwise expressly provided herein. If Tenant shall fail to perform any obligation under this Lease, and such failure shall continue in excess of the time allowed under Section 19.1.2, above, unless a specific time period is otherwise stated in this Lease, Landlord may, but shall not be obligated to, make any such payment or perform any such act on Tenant's part without waiving its rights based upon any default of Tenant and without releasing Tenant from any obligations hereunder. 26.2 Tenant's Reimbursement. Except as may be specifically provided to the contrary in this Lease, Tenant shall pay to Landlord, upon delivery by Landlord to Tenant of statements therefor together with reasonable supporting materials: (i) sums equal to expenditures reasonably made and obligations incurred by Landlord in connection with the remedying by Landlord of Tenant's defaults pursuant to the provisions of Section 26.1; (ii) sums equal to all losses, costs, liabilities, damages and expenses referred to in Article 10 of this Lease; and (iii) sums equal to all expenditures made and obligations incurred by Landlord in collecting or attempting to collect the Rent or in enforcing or attempting to enforce any rights of Landlord under this Lease or pursuant to law, including, without limitation, all legal fees and other amounts so expended. Tenant's Docusign Envelope ID: 5DE73501-8C5C-4E6E-96B1-0423E835E57AE2AF5422 D231- 4EC- 97B-A39CF5CF9824

4925-7231-6736.9 376361.00008/9-11-25/arb/arb -47- SUNNYVALE TOWN CENTER Grail, Inc. obligations under this Section 26.2 shall survive the expiration or sooner termination of the Lease Term. ARTICLE 27 ENTRY BY LANDLORD 27.1 Right of Entry; Notice. Landlord reserves the right at all reasonable times and upon not less than twenty four (24) hours’ notice to Tenant (except in the case of an emergency, in which case Landlord shall provide notice reasonable under the circumstances (which may be delivered by email and phone call) and in all events shall deliver notice of entry not more than twenty four (24) hours after such entry) to enter the Premises to (i) inspect them; (ii) show the Premises to prospective purchasers, to current or prospective mortgagees, ground or underlying lessors or insurers, or, during the last twelve (12) months of the Lease Term, to prospective tenants; (iii) post notices of nonresponsibility; or (iv) perform its obligations under this Lease or under leases to other parties in adjacent premises in the Building, or for structural alterations, additions, repairs or improvements to the Building or the Building's systems and equipment. Notwithstanding anything to the contrary contained in this Article 27, Landlord may enter the Premises at any time to (A) perform services required of Landlord, including janitorial service; (B) take possession due to any Event of Default in accordance with Applicable Law; and (C) perform as and when permitted under this Lease any covenants of Tenant which Tenant fails to perform; provided that Landlord may make any such entries without the abatement of Rent, but shall take all reasonable actions required to accomplish the stated purposes for such entry without unreasonable interference with Tenant’s use and occupancy of, and operations in, the Premises, including such making such entry and conducting the necessary activities after Tenant’s business hours to the extent feasible under the circumstances. Tenant hereby waives any claims for damages or for any injuries or inconvenience to or interference with Tenant's business, lost profits, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned by Landlord’s entry into the Premises in accordance with this Article 27. For each of the above purposes, Landlord shall at all times have a key with which to unlock all the doors in the Premises, excluding Tenant's vaults, safes, the Secure Areas (as defined below) and other special security areas designated in advance by Tenant. In an emergency, Landlord shall have the right to use any means that Landlord may deem proper to open the doors in and to the Premises, and such entry into the Premises by Landlord shall not be deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an actual or constructive eviction of Tenant from any portion of the Premises. 27.2 Secure Areas. Landlord and Tenant acknowledge that Tenant has identified as secure areas those portions of the Premises identified on Exhibit A-1 attached hereto ("Secure Areas"). Except in the case of emergency (as determined by Landlord in good faith, in which event Landlord shall provide notice to Tenant reasonable under the circumstances, which may be delivered by email and phone call, and in all events shall deliver notice of entry not more than twenty four (24) hours after such entry), Landlord shall not enter such Secure Areas unless accompanied by a representative of Tenant. Tenant agrees to make such representative available to Landlord during Building Hours upon reasonable advance request (which may be delivered by email and phone call) by Landlord. If Tenant shall fail to make such a representative available upon such request, Landlord may enter such Secure Areas without Tenant’s representative. Landlord shall at all times be provided with a means of entry to the Secure Areas in the event of an emergency or Tenant’s failure to provide a representative as aforesaid. Landlord shall not provide janitorial services to such Secure Areas unless requested by Tenant in writing, in which case such services will be provided at the normal times janitorial service is supplied to other portions of the Premises. Tenant may elect that a representative accompany the provider of such janitorial services to the Secure Areas so long as the same does not require rescheduling of such services or hinder, interfere with or delay the performance of the same and is permitted under Landlord’s applicable contracts with the provider of such janitorial services. Tenant shall, subject to the terms of Section 6.1.4 above, at all times have the right to provide its own janitorial services to the Secure Areas. ARTICLE 28 TENANT PARKING Commencing on the Lease Commencement Date, Tenant, at no additional fee for the entire Lease Term (including any extensions), shall have the right to use up to the amount of parking Docusign Envelope ID: 5DE73501-8C5C-4E6E-96B1-0423E835E57AE2AF5422 D231- 4EC- 97B-A39CF5CF9824

4925-7231-6736.9 376361.00008/9-11-25/arb/arb -48- SUNNYVALE TOWN CENTER Grail, Inc. passes in the Parking Allocation as set forth and described in Section 9 of the Summary on a monthly basis throughout the Lease Term. The Building Parking Facilities include a subterranean level underneath the Building that is dedicated exclusively to use by occupants of the Building, and such other areas as described in Section 9 of the Summary. Certain other public garages at the Project may be operated on an unreserved, nonexclusive, first-come first-served, as available basis, and subject to the Recorded Documents and the Parking Facilities Rules and Regulations promulgated pursuant thereto. Tenant's continued right to use the parking passes is conditioned upon (i) Tenant abiding by all rules and regulations which are prescribed from time to time for the orderly operation and use of the parking facility where the parking passes are located, including, without limitation, any sticker or other identification system established by Landlord, and the Parking Facilities Rules and Regulations promulgated pursuant to the Recorded Documents, and (ii) Tenant's cooperation in seeing that Tenant's employees and visitors also comply with such Parking Facilities Rules and Regulations promulgated pursuant to the Recorded Documents, and (iii) no Event of Default then continuing under this Lease. Landlord specifically reserves the right to change the location, size, configuration, design, layout and all other aspects of the Building Parking Facility at any time and Tenant acknowledges and agrees that Landlord may, without incurring any liability to Tenant and without any abatement of Rent under this Lease (except as provided in Section 6.4 above), from time to time, close-off or restrict access to the Project parking facility for purposes of permitting or facilitating any such construction, alteration or improvements, subject to the provisions of this Lease addressing closing and unavailability of Common Areas, parking facilities and other portions of the Building and Project. Landlord may delegate its responsibilities hereunder with respect to parking facilities to a parking operator in which case such parking operator shall have all the rights of control attributed hereby to the Landlord with respect to the parking facilities, and such operator hall abide by the applicable terms of this Lease with respect to Tenant’s rights and Landlord’s obligations. Landlord may, at any time, institute valet assisted parking, tandem parking stalls, "stack" parking, or other parking program within the Project parking facility, and Tenant and its employees shall comply with any such measures. The parking passes rented by Tenant pursuant to this Article 28 are provided to Tenant solely for use by Tenant's own personnel and the rights to use such passes may not be transferred, assigned, subleased or otherwise alienated by Tenant without Landlord's prior approval except to Transferees under Transfers approved under Article 14 and to Permitted Transferees. Tenant may validate visitor parking by such method or methods as the Landlord may establish, at the validation rate from time to time generally applicable to visitor parking at the Building. ARTICLE 29 MISCELLANEOUS PROVISIONS 29.1 Terms; Captions; Construction. The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. The necessary grammatical changes required to make the provisions hereof apply either to corporations or partnerships or other entities, or to individuals of any type or gender, as the case may require, shall in all cases be assumed as though in each case fully expressed. The captions of Articles and Sections, and the table of contents and index of defined terms, are for convenience only and shall not be deemed to limit, construe, affect or alter the meaning of this Lease; provided that in the event of a conflict between a cross reference to the location of a definition of a defined term and the actual location within this Lease of such definition, such cross-reference shall be disregarded. The parties have jointly prepared this Lease, each with access to counsel, and (a) none of the provisions hereof shall be construed against one party on the grounds that such party is the author of this Lease or any part hereof; and (b) the usual rule of contract construction that resolves ambiguities against the drafter shall not apply. Any agreement, instrument or Applicable Law defined or referred to herein (i) means such agreement or instrument or Applicable Law as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of Applicable Law) by succession of comparable successor Applicable Laws; and (ii) includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein. Any term defined in this Agreement by reference to any other agreement or instrument has such meaning whether or not such other agreement or instrument is in effect. All defined terms have the meanings given for all purposes, and such meanings are equally applicable to both the singular and plural, forms, past, present and future tenses, and other forms of the terms defined. References to “day” are to a calendar day. “Business Days” whether or not capitalized in this Lease, means all days other than Saturday, Sunday and other days on which neither banks Docusign Envelope ID: 5DE73501-8C5C-4E6E-96B1-0423E835E57AE2AF5422 D231- 4EC- 97B-A39CF5CF9824

4925-7231-6736.9 376361.00008/9-11-25/arb/arb -49- SUNNYVALE TOWN CENTER Grail, Inc. nor the United States postal service are open for business in the state where the Premises are located. Unless the context clearly indicates to the contrary (A) references to “$” or to “dollars” shall mean the lawful currency of the United States, (B) “or” is deemed to mean “and/or”, (C) “including“ and “includes” and terms of similar import shall be deemed to mean “including, without limitation”, (D) “hereby,” “hereof,” “hereto,” “herein,” “hereunder,” and any similar terms, refer to this Agreement, (E) references to Articles, Sections, Exhibits, Schedules and addenda are to the Articles, Sections, Exhibits, Schedules and addenda of this Lease, and (F) “Person” whether or not capitalized means a natural person or a legal entity and its successors and permitted assigns. All Exhibits, Schedules and addenda attached to this Agreement are incorporated herein and made a part hereof. If there is any conflict between any such Exhibits, Schedules and addenda and the terms of this Agreement, the terms of this Agreement shall control unless specified to the contrary in such Exhibit, Schedule or addenda. Capitalized words used as defined terms are used solely for convenience and such words do not affect the definitions assigned to them. 29.2 Binding Effect. Subject to all other provisions of this Lease, each of the covenants, conditions and provisions of this Lease shall extend to and shall, as the case may require, bind or inure to the benefit not only of Landlord and of Tenant, but also of their respective heirs, personal representatives, successors or assigns, provided this clause shall not permit any assignment by Tenant contrary to the provisions of Article 14 of this Lease. 29.3 No Air Rights. No rights to any view or to light or air over any property, whether belonging to Landlord or any other person, are granted to Tenant by this Lease. If at any time any windows of the Premises are temporarily darkened or the light or view therefrom is obstructed by reason of any repairs, improvements, maintenance or cleaning in or about the Project, the same shall be without liability to Landlord and without any reduction or diminution of Tenant's obligations under this Lease. 29.4 Modification of Lease. Should any current or prospective mortgagee or ground lessor for the Building or Project require a modification of this Lease, which modification will not cause an increased cost or expense to Tenant, expand Tenant’s liabilities hereunder, or in any other way materially and adversely change the rights and obligations of Tenant hereunder, then and in such event, Tenant agrees that this Lease may be so modified and agrees to execute whatever documents are reasonably required therefor and to deliver the same to Landlord within ten (10) business days following a request therefor. At the request of Landlord or any mortgagee or ground lessor, Tenant agrees to execute a short form of Lease that accurately reflects the referenced terms of this Lease and deliver the same to Landlord within ten (10) business days following the request therefor. 29.5 Transfer of Landlord's Interest. Tenant acknowledges that Landlord has the right to transfer all or any portion of its interest in the Project or Building and in this Lease, and Tenant agrees that in the event of any such transfer, Landlord shall automatically be released from all liability under this Lease arising from and after such transfer and Tenant agrees to look solely to such transferee for the performance of Landlord's obligations hereunder after the date of transfer and such transferee shall be deemed to have fully assumed and be liable for all such obligations of this Lease to be performed by Landlord, including the return of any security deposit or letter of credit, and Tenant shall attorn to such transferee. Tenant further acknowledges that Landlord may assign its interest in this Lease to a mortgage lender as additional security and agrees that such an assignment shall not release Landlord from its obligations hereunder and that Tenant shall continue to look to Landlord for the performance of its obligations hereunder. 29.6 Prohibition Against Recording. Except as provided in Section 29.4 of this Lease, neither this Lease, nor any memorandum, affidavit or other writing with respect thereto, shall be recorded by Tenant or by anyone acting through, under or on behalf of Tenant. 29.7 Landlord's Title. Landlord's title to the Project is and always shall be paramount to the title of Tenant therein. Nothing herein contained shall empower Tenant to do any act which can, shall or may encumber the title of Landlord to the Premises. 29.8 Relationship of Parties. Nothing contained in this Lease shall be deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent, partnership, joint venturer or any association between Landlord and Tenant. Docusign Envelope ID: 5DE73501-8C5C-4E6E-96B1-0423E835E57AE2AF5422 D231- 4EC- 97B-A39CF5CF9824

4925-7231-6736.9 376361.00008/9-11-25/arb/arb -50- SUNNYVALE TOWN CENTER Grail, Inc. 29.9 Application of Payments. Landlord shall have the right to apply payments received from Tenant pursuant to this Lease, regardless of Tenant's designation of such payments, to satisfy obligations of Tenant hereunder in such order and amounts as Landlord, in its sole discretion, may elect. 29.10 Time of Essence. Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor. 29.11 Partial Invalidity. If any term, provision or condition contained in this Lease shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, provision or condition to persons or circumstances other than those with respect to which it is invalid or unenforceable, shall not be affected thereby, and each and every other term, provision and condition of this Lease shall be valid and enforceable to the fullest extent possible permitted by law. 29.12 No Warranty. In executing and delivering this Lease, Tenant has not relied on any representations, including, but not limited to, any representation as to the amount of any item comprising Additional Rent or the amount of the Additional Rent in the aggregate or that Landlord is furnishing the same services to other tenants, at all, on the same level or on the same basis, or any warranty or any statement of Landlord which is not set forth herein or in one or more of the attachments hereto. 29.13 Landlord Exculpation. The liability of Landlord or the Landlord Parties to Tenant for any default by Landlord under this Lease or arising in connection herewith or with Landlord's operation, management, leasing, repair, renovation, alteration or any other matter relating to the Project or the Premises shall be limited solely and exclusively to an amount which is equal to the interest of Landlord in the Building, including all proceeds therefrom. Neither Landlord, nor any of the Landlord Parties shall have any personal liability therefor, and Tenant hereby expressly waives and releases such personal liability on behalf of itself and all persons claiming by, through or under Tenant. The limitations of liability contained in this Section 29.13 shall inure to the benefit of Landlord's and the Landlord Parties' present and future partners, beneficiaries, officers, directors, trustees, shareholders, agents and employees, and their respective partners, heirs, successors and assigns. Under no circumstances shall any present or future partner of Landlord (if Landlord is a partnership), or trustee or beneficiary (if Landlord or any partner of Landlord is a trust), have any liability for the performance of Landlord's obligations under this Lease. Notwithstanding any contrary provision herein, neither Landlord nor the Landlord Parties shall be liable under any circumstances for injury or damage to, or interference with, Tenant's business, including but not limited to, loss of profits, loss of rents or other revenues, loss of business opportunity, loss of goodwill or loss of use, in each case, however occurring. 29.14 Entire Agreement. It is understood and acknowledged that there are no oral agreements between the parties hereto affecting this Lease and this Lease constitutes the parties' entire agreement with respect to the leasing of the Premises and supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between the parties hereto or displayed by Landlord to Tenant with respect to the subject matter thereof, and none thereof shall be used to interpret or construe this Lease. None of the terms, covenants, conditions or provisions of this Lease can be modified, deleted or added to except in writing signed by the parties hereto. 29.15 Right to Lease. Landlord reserves the absolute right to effect such other tenancies in the Project as Landlord in the exercise of its sole business judgment shall determine to best promote the interests of the Building or Project. Tenant does not rely on the fact, nor does Landlord represent, that any specific tenant or type or number of tenants shall, during the Lease Term, occupy any space in the Building or Project. 29.16 Force Majeure. Notwithstanding anything to the contrary contained in this Lease, any prevention, delay or stoppage due to strikes, lockouts, labor disputes, acts of God, acts of war, terrorist acts, inability to obtain services, labor, or materials or reasonable substitutes therefor, governmental actions, civil commotions, Casualty not caused by any act or omission of the performing party, actual or threatened public health emergency (including, without limitation, epidemic, pandemic, famine, disease, plague, quarantine, and other significant public health risk), governmental edicts, actions, declarations or quarantines by a governmental entity or health organization (including, without limitation, any shelter-in-place orders, stay at home orders or any Docusign Envelope ID: 5DE73501-8C5C-4E6E-96B1-0423E835E57AE2AF5422 D231- 4EC- 97B-A39CF5CF9824

4925-7231-6736.9 376361.00008/9-11-25/arb/arb -51- SUNNYVALE TOWN CENTER Grail, Inc. restrictions on travel related thereto that preclude Tenant, its agents, contractors or its employees from accessing the Premises, national or regional emergency), breaches in cybersecurity, and other causes beyond the reasonable control of the party obligated to perform, regardless of whether such other causes are (i) foreseeable or unforeseeable or (ii) related to the specifically enumerated events in this paragraph (collectively, a "Force Majeure"), shall excuse the performance of such party for a period equal to any such prevention, delay or stoppage. If this Lease specifies a time period for performance of an obligation of either party, that time period shall be extended by the period of any delay in such party's performance caused by a Force Majeure. Except to the extent the same may be specifically provided for in this Lease, no event of Force Majeure shall (i) excuse any monetary obligations, including Tenant's obligations to pay Rent and other charges due pursuant to this Lease, (ii) be grounds for Tenant to abate any portion of Rent due pursuant to this Lease, (iii) entitle either party to terminate this Lease, (iv) excuse Tenant's obligations under Articles 5 and 24 of this Lease, or (iv) with respect to Tenant’s performance hereunder, extend the occurrence of the Lease Commencement Date. 29.17 Waiver of Redemption by Tenant; Personal Liability. Tenant hereby waives, for Tenant and for all those claiming under Tenant, any and all rights now or hereafter existing to redeem by order or judgment of any court or by any legal process or writ, Tenant's right of occupancy of the Premises after any termination of this Lease. Under no circumstances shall any past, present or future member, shareholder, partner or other equity owner of Tenant have any personal liability for the performance of Tenant’s obligations under this Lease. 29.18 Notices. All notices, demands, statements, designations, approvals or other communications (collectively, "Notices") given or required to be given by either party to the other hereunder or by law shall be in writing, shall be (A) sent by United States certified or registered mail, postage prepaid, return receipt requested ("Mail"), (B) delivered by a nationally recognized overnight courier for next business day delivery, or (C) delivered personally by a reputable same day courier. Any Notice shall be sent, transmitted, or delivered, as the case may be, to Tenant at the appropriate address set forth in Section 10 of the Summary, or to such other place as Tenant may from time to time designate in a Notice to Landlord, or to Landlord at the addresses set forth below, or to such other places as Landlord may from time to time designate in a Notice to Tenant, in either case at least thirty (30) days prior to the effectiveness of such change(s). Any Notice will be deemed given (i) four business days after the date it is posted if sent by Mail, (ii) the business day the overnight courier delivery is made, or (iii) the business day on which personal delivery is made. Refusal of delivery shall be deemed delivery. As of the date of this Lease, any Notices to Landlord must be sent, transmitted, or delivered, as the case may be, to the following addresses: Lincoln Property Company Sunnyvale Town Center 100 Mathilda Place, Suite 150 Sunnyvale, California 94086 Attention: Property Manager and J.P. Morgan Investment Management Inc. 2029 Century Park East, Suite 4150 Los Angeles, California 90067 Attention: Lauren Graham, Vice President and Allen Matkins Leck Gamble Mallory & Natsis LLP 1901 Avenue of the Stars Suite 1800 Los Angeles, California 90067 Attention: Anton N. Natsis, Esq. 29.19 Joint and Several. If there is more than one Tenant, the obligations imposed upon Tenant under this Lease shall be joint and several. As of the Effective Date there is only one Tenant. Docusign Envelope ID: 5DE73501-8C5C-4E6E-96B1-0423E835E57AE2AF5422 D231- 4EC- 97B-A39CF5CF9824

4925-7231-6736.9 376361.00008/9-11-25/arb/arb -52- SUNNYVALE TOWN CENTER Grail, Inc. 29.20 Authority. Each of Tenant and Landlord represents and warrants for itself to the other that it is a duly formed and existing entity qualified to do business in California and that it has full right and authority to execute and deliver this Lease and that each person signing on its behalf is authorized to do so. 29.21 Attorneys' Fees. In the event that either Landlord or Tenant should bring suit for the possession of the Premises, for the recovery of any sum due under this Lease, or because of the breach of any provision of this Lease or for any other relief against the other, then all costs and expenses, including reasonable attorneys' fees, incurred by the prevailing party therein shall be paid by the other party, which obligation on the part of the other party shall be deemed to have accrued on the date of the commencement of such action and shall be enforceable whether or not the action is prosecuted to judgment. 29.22 Governing Law; WAIVER OF TRIAL BY JURY. This Lease shall be construed and enforced in accordance with the laws of the State of California. IN ANY ACTION OR PROCEEDING ARISING HEREFROM, LANDLORD AND TENANT HEREBY CONSENT TO (I) THE JURISDICTION OF ANY COMPETENT COURT WITHIN THE STATE OF CALIFORNIA, (II) SERVICE OF PROCESS BY ANY MEANS AUTHORIZED BY CALIFORNIA LAW, AND (III) IN THE INTEREST OF SAVING TIME AND EXPENSE, TO THE EXTENT SUCH WAIVER IS PERMITTED BY APPLICABLE LAW, TRIAL WITHOUT A JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER OR THEIR SUCCESSORS IN RESPECT OF ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT'S USE OR OCCUPANCY OF THE PREMISES, AND/OR ANY CLAIM FOR INJURY OR DAMAGE, OR ANY EMERGENCY OR STATUTORY REMEDY. IN THE EVENT LANDLORD COMMENCES ANY SUMMARY PROCEEDINGS OR ACTION FOR NONPAYMENT OF BASE RENT OR ADDITIONAL RENT, TENANT SHALL NOT INTERPOSE ANY COUNTERCLAIM OF ANY NATURE OR DESCRIPTION (UNLESS SUCH COUNTERCLAIM SHALL BE MANDATORY) IN ANY SUCH PROCEEDING OR ACTION, BUT SHALL BE RELEGATED TO AN INDEPENDENT ACTION AT LAW. 29.23 Submission of Lease. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of, option for or option to lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant. 29.24 Brokers. Landlord and Tenant hereby warrant to each other that they have had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, excepting only the real estate brokers or agents specified in Section 12 of the Summary (the "Brokers"), and that they know of no other real estate broker or agent who is entitled to a commission in connection with this Lease. Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, costs and expenses (including without limitation reasonable attorneys' fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of any dealings with any real estate broker or agent, other than the Brokers, occurring by, through, or under the indemnifying party. 29.25 Independent Covenants. This Lease shall be construed as though the covenants herein between Landlord and Tenant are independent and not dependent and Tenant hereby expressly waives the benefit of any statute to the contrary and agrees that if Landlord fails to perform its obligations set forth herein, Tenant shall not be entitled to make any repairs or perform any acts hereunder at Landlord's expense or to any setoff of the Rent or other amounts owing hereunder against Landlord. 29.26 Project or Building Name and Signage. Landlord shall have the right at any time to change the name of the Project or Building and to install, affix and maintain any and all signs on the exterior and on the interior of the Project or Building as Landlord may, in Landlord's sole discretion, desire to the extent the same do not materially interfere with or impair any rights of Tenant hereunder, including Tenant’s signage rights. Tenant shall not use the words "Sunnyvale Town Center" or the name of the Project or Building or use pictures or illustrations of the Project or Building in advertising or other publicity or for any purpose other than as the address of the business to be conducted by Tenant in the Premises, without the prior written consent of Landlord. Docusign Envelope ID: 5DE73501-8C5C-4E6E-96B1-0423E835E57AE2AF5422 D231- 4EC- 97B-A39CF5CF9824

4925-7231-6736.9 376361.00008/9-11-25/arb/arb -53- SUNNYVALE TOWN CENTER Grail, Inc. 29.27 Counterparts. This Lease may be executed in counterparts with the same effect as if both parties hereto had executed the same document. All counterparts shall be construed together and shall constitute a single document. 29.28 Confidentiality. Tenant acknowledges that the content of this Lease and any related documents are confidential information. Landlord and Tenant shall keep this Lease and related documents (including with respect to Landlord, Tenant’s financial statements) confidential and shall not disclose such confidential information to any person or entity other than (a) such party’s lenders, prospective lenders, purchasers, prospective purchasers, insurers, prospective insurers, financial, legal, construction, engineering, operations and similar consultants and professionals, or (b) as required by Applicable Law or court order; provided that this paragraph shall not apply to any information publicly available, independently developed or received by the disclosing party from a person not known to such party to be under any confidentiality obligations. Notwithstanding anything contained herein to the contrary, Landlord shall have the right to include Tenant's name in a list of tenants of the Project in connection with a prospective sale or financing. 29.29 Development of the Project. 29.29.1 Subdivision. Landlord reserves the right to further subdivide all or a portion of the Project so long as the same does not reduce or impair Tenant’s rights, or increase Tenant’s obligations, under this Lease. Tenant agrees to execute and deliver, upon demand by Landlord and in the form requested by Landlord but at no cost or liability to Tenant, any additional documents needed to conform this Lease to the circumstances resulting from such subdivision. 29.29.2 The Other Improvements. If portions of the Project or property adjacent to the Project (collectively, the "Other Improvements") are owned by an entity other than Landlord, Landlord, at its option, may enter into an agreement with the owner or owners of any or all of the Other Improvements to provide (i) for reciprocal rights of access and/or use of the Project and the Other Improvements, (ii) for the common management, operation, maintenance, improvement and/or repair of all or any portion of the Project and the Other Improvements, provided that Tenant's rights under this Lease are not materially impaired nor its obligations materially increased, (iii) for the allocation of a portion of the Direct Expenses to the Other Improvements and the operating expenses and taxes for the Other Improvements to the Project, and (iv) for the use or improvement of the Other Improvements and/or the Project in connection with the improvement, construction, and/or excavation of the Other Improvements and/or the Project. Nothing contained herein shall be deemed or construed to limit or otherwise affect Landlord's right to convey all or any portion of the Project or any other of Landlord's rights described in this Lease. 29.29.3 Construction of Project and Other Improvements. Tenant acknowledges that portions of the Project and/or the Other Improvements may be subject to demolition or construction following Tenant's occupancy of the Premises, and that such construction may result in levels of noise, dust, obstruction of access, etc. which are in excess of that present in a fully constructed project. Tenant hereby waives any and all rent offsets or claims of constructive eviction which may arise in connection with such demolition or construction. 29.30 Building Renovations. It is specifically understood and agreed that Landlord has no obligation and has made no promises to alter, remodel, improve, renovate, repair or decorate the Premises, Building, or any part thereof and that no representations respecting the condition of the Premises or the Building have been made by Landlord to Tenant except as specifically set forth herein or in the Tenant Work Letter. However, Tenant hereby acknowledges that Landlord is currently renovating or may during the Lease Term renovate, improve, alter, or modify (collectively, the "Renovations") the Project, the Building and/or the Premises. Tenant hereby agrees that such Renovations shall in no way constitute a constructive eviction of Tenant nor entitle Tenant to any abatement of Rent, subject to Section 6.4 above. Landlord shall have no responsibility and shall not be liable to Tenant for any injury to or interference with Tenant's business arising from the Renovations, nor shall Tenant be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the Premises or of Tenant's personal property or improvements resulting from the Renovations, or for any inconvenience or annoyance occasioned by such Renovations. Docusign Envelope ID: 5DE73501-8C5C-4E6E-96B1-0423E835E57AE2AF5422 D231- 4EC- 97B-A39CF5CF9824

4925-7231-6736.9 376361.00008/9-11-25/arb/arb -54- SUNNYVALE TOWN CENTER Grail, Inc. 29.31 No Violation. Each of Landlord and Tenant hereby warrants and represents to the other that neither its execution of nor performance under this Lease shall cause it to be in violation of any agreement, instrument, contract, law, rule or regulation by which it is bound. 29.32 Communications and Computer Lines. Tenant may install, maintain, replace, remove or use any communications or computer wires and cables serving the Premises (collectively, the "Lines"), provided that (i) Tenant shall obtain Landlord's prior written consent (not to be unreasonably withheld, conditioned or delayed), use an experienced and qualified contractor approved in writing by Landlord (not to be unreasonably withheld, conditioned or delayed), and comply with all of the other applicable provisions of Articles 7 and 8 of this Lease, (ii) an acceptable number of spare Lines and space for additional Lines shall be maintained for existing and future occupants of the Project, as determined in Landlord's reasonable opinion, (iii) the Lines therefor (including riser cables) shall be appropriately insulated to prevent excessive electromagnetic fields or radiation, shall be surrounded by a protective conduit reasonably acceptable to Landlord, and shall be identified in accordance with the "Identification Requirements," as that term is defined below, (iv) any new or existing Lines servicing the Premises shall comply with all Applicable Laws, (v) as a condition to permitting the installation of new Lines, Landlord may require that Tenant remove existing Lines located in or serving the Premises and repair any damage in connection with such removal, and (vi) Tenant shall pay all costs in connection therewith. All Lines shall be clearly marked with adhesive plastic labels (or plastic tags attached to such Lines with wire) to show Tenant's name, suite number, telephone number and the name of the person to contact in the case of an emergency (A) every four feet (4') outside the Premises (specifically including, but not limited to, the electrical room risers and other Building Common Areas), and (B) at the Lines' termination point(s) (collectively, the "Identification Requirements"). Upon the expiration of the Lease Term, or immediately following any earlier termination of this Lease, Tenant shall, at Tenant's sole cost and expense, remove all Lines installed by Tenant, and repair any damage caused by such removal. In the event that Tenant fails to complete such removal and/or fails to repair any damage caused by the removal of any Lines, Landlord may do so and may charge the cost thereof to Tenant. In addition, Landlord reserves the right at any time to require that Tenant remove any Lines located in or serving the Premises which are installed in violation of these provisions, or which are at any time in violation of any Applicable Laws or represent a dangerous or potentially dangerous condition. 29.33 Access Control. Landlord shall have the right to institute and or continue the use of access control systems and/or procedures at the Building and/or Project that may include the provision of personal access control cards to individual employees of Tenant. In such event, any such cards shall be personal to each particular employee, and Tenant shall cooperate with Landlord in order to ensure that such cards are used by employees of Tenant only, and are not transferred to any other persons. Tenant shall additionally comply with any other reasonable requirements instituted or already used by Landlord in connection with such systems or procedures. 29.34 Transportation Management. Tenant shall comply with all future programs required by Applicable Law and intended to manage parking, transportation or traffic in and around the Project. In connection with such compliance, Tenant shall cooperate with Landlord, any governmental transportation management organization or any other transportation-related committees or entities having jurisdiction. 29.35 Wireless Communications. 29.35.1 Landlord's Wireless Communication Equipment. Tenant acknowledges that Landlord may elect, in its sole and absolute discretion, to install and maintain (either itself or through a third party service provider) certain office and communications services (specifically including, without limitation, wireless communication equipment) in the Building or Project, or any portion thereof ("Landlord's Communication Equipment"). 29.35.2 Tenant's Wireless Communication Equipment. Subject to Landlord's prior written approval, which approval shall not be unreasonably withheld, conditioned or delayed, and subject to, in accordance with, and the terms and conditions set forth in Article 8, above, and this Section 29.35, Tenant may install and maintain, at Tenant's sole cost and expense, wireless communication equipment within the Premises (the “Wireless Communication Equipment”). Such Wireless Communication Equipment shall be used for wireless communications within the Premises only, and shall be for the servicing of the operations conducted by Tenant from within the Premises. Tenant shall not be entitled to license its Wireless Docusign Envelope ID: 5DE73501-8C5C-4E6E-96B1-0423E835E57AE2AF5422 D231- 4EC- 97B-A39CF5CF9824

4925-7231-6736.9 376361.00008/9-11-25/arb/arb -55- SUNNYVALE TOWN CENTER Grail, Inc. Communication Equipment to any third party, nor shall Tenant be permitted to receive any revenues, fees or any other consideration for the use of such Communication Equipment by any third party. Such Wireless Communication Equipment shall, in all instances, comply with Applicable Laws. Subject to Landlord's rules, regulations, and restrictions and the terms of this Lease (including with respect to limitations on any such rules, regulations and restrictions) and Applicable Laws, Landlord shall permit Tenant, at no additional charge to Tenant, to utilize Tenant's Share of the existing Building risers, raceways, and shafts available for use by the tenants and occupants of the Building to the extent (i) there is available space in the Building risers, raceways, and/or shafts for Tenant's use, which availability shall be determined by Landlord in Landlord's reasonable discretion, and (ii) Tenant's requirements are consistent with the requirements of a typical user for the Permitted use. Tenant may only use Landlord's riser management vendor for the Building to provide services to Tenant through the use of the Building risers, raceways, and shafts. Landlord shall have the right to dictate the routing of all cabling and conduit in the Property. 29.35.3 Use of Wireless Equipment. Tenant hereby acknowledges and agrees that its use of the Wireless Communication Equipment (i) shall not be permitted to interfere with any wireless communication equipment or other equipment of any other tenant or occupant of the Building or Project, (ii) shall not be permitted to interfere with any wireless communication equipment or other equipment of any other third-party with whom Landlord has any third-party agreement, and (iii) shall not be permitted to interfere with Landlord's Communication Equipment. Landlord shall use commercially reasonable efforts to ensure that Landlord's Communication Equipment does not interfere with Tenant's Wireless Communication Equipment; provided, however, Tenant hereby acknowledges and agrees that Landlord has made no warranty or representation to Tenant with respect to the suitability of the Premises for any wireless communications, specifically including, without limitation, with respect to the quality and clarity of any receptions and transmissions to or from the Wireless Communication Equipment and the presence of any interference with such signals whether emanating from Landlord's Communication Equipment, the Building, the Project or otherwise. In no event shall any such interference with Tenant's Wireless Communication Equipment have any effect on this Lease or give to Tenant any offset or defense to the full and timely performance of its obligations hereunder, or entitle Tenant to any abatement of rent or additional rent or any other payment required to be made by Tenant hereunder, or constitute any accrual or constructive eviction of Tenant, or otherwise give rise to any other claim of any nature against Landlord. 29.36 Intentionally Omitted. 29.37 No Discrimination. There shall be no discrimination against, or segregation of, any person or persons on account of sex, marital status, race, color, religion, creed, national origin, sexual orientation, familial status, disability or ancestry in the Transfer of the Premises, or any portion thereof, nor shall either party hereto itself, or any person claiming under or through it, establish or permit any such practice or practices of discrimination or segregation with reference to the selection, location, number, use or occupancy of tenants, lessees, subtenants, sublessees, or vendees of the Premises, or any portion thereof. 29.38 Rent from Real Property. Tenant and Landlord intend that all amounts payable by Tenant to Landlord shall qualify as "rents from real property," and will otherwise not constitute "unrelated business taxable income" or "impermissible tenant services income," all within the meaning of both Sections 512(b)(3) and 856(d) of the Internal Revenue Code of 1986, as amended (the "Code") and the U.S. Department of Treasury Regulations promulgated thereunder (the "Regulations"). In the event that Landlord reasonably determines that there is any risk that any amount payable under this Lease shall not qualify as "rents from real property" or will otherwise constitute unrelated business taxable income or impermissible tenant services income within the meaning of Sections 512(b)(3) or 856(d) of the Code and the Regulations promulgated thereunder, Tenant agrees (a) to reasonably cooperate with Landlord by entering into such amendment or amendments as Landlord deems necessary to qualify all amounts payable under the Lease as "rents from real property" and (b) to permit (and, upon request, to acknowledge in writing) an assignment of certain services under this Lease, and, upon request, to enter into direct agreements with the parties furnishing such services. Notwithstanding the foregoing, Tenant shall not be required to take any action pursuant to the preceding sentence (including acknowledging in writing an assignment of services pursuant thereto) if such action would result in (i) Tenant's incurring more than de minimis additional liability under the Lease or (ii) more than a de minimis negative change in the quality or level of Building operations or services rendered to Tenant under this Lease. For Docusign Envelope ID: 5DE73501-8C5C-4E6E-96B1-0423E835E57AE2AF5422 D231- 4EC- 97B-A39CF5CF9824

4925-7231-6736.9 376361.00008/9-11-25/arb/arb -56- SUNNYVALE TOWN CENTER Grail, Inc. the avoidance of doubt, (A) if Tenant does not acknowledge in writing an assignment as described in clause (ii) above (it being agreed that Tenant shall not unreasonably withhold, condition or delay such acknowledgment so long as the criteria in clauses (i) and (ii) are satisfied), then Landlord shall not be released from liability under this Lease with respect to the services so assigned; and (B) nothing in this Section shall limit or otherwise affect Landlord's ability to assign its entire interest in this Lease to any party as part of a conveyance of Landlord's ownership interest in the Building. 29.39 Services. Any services which Landlord is required to furnish pursuant to the provisions of this Lease may, at Landlord's option, be furnished from time to time, in whole or in part, by employees of Landlord or Landlord's managing agent or its employees or by one or more third persons hired by Landlord or the Landlord's managing agent. Tenant agrees that upon Landlord's written request it will enter into direct agreements with the Landlord's managing agent or other parties designated by Landlord for the furnishing of any such services required to be furnished by Landlord hereunder, in the form and content approved by Landlord, provided however that no such contract shall result in Tenant having to pay in the aggregate more money, or undertake more liability on account of its occupancy of the Premises under the terms of this Lease, and provided further that no such contract shall result in Tenant having materially greater obligations or receiving less services than it is obligated for or entitled to receive under this Lease or, services of a lesser quality. 29.40 Electronic Signatures. The parties agree that this Lease may be signed and/or transmitted by electronic mail of a .PDF document or electronic signature (e.g., DocuSign or similar electronic signature technology) and thereafter maintained in electronic form, and that such electronic record shall be valid and effective to bind the party so signing as a paper copy bearing such party's hand-written signature. The parties further consent and agree that the electronic signatures appearing on this Lease and any amendments or attachments hereto shall be treated, for purpose of validity, enforceability and admissibility, the same as hand-written signatures. 29.41 Waiver of Claims. As a material inducement to Landlord to enter into this Lease, Tenant hereby releases Landlord from, and hereby waives, any and all losses, costs, damages, expenses, liabilities, claims and causes of action (collectively, the "Released Claims") arising from or related to Tenant's inability or limitation to conduct operations from the Premises as a result of any "shelter in place" orders or similar governmental directives, including, without limitation, any claims for, and/or rights of, termination of this Lease and/or abatement, offset and/or deferral of Rent under this Lease, at law and/or in equity related to the inability of Tenant to conduct operations from the Premises as a result of any "shelter in place" orders or similar governmental directives related thereto to the extent any such orders are not the result of any acts or omissions of any Landlord Party. With respect to the Released Claims, Tenant acknowledges that Tenant has either been advised by legal counsel or has made itself familiar with the provisions of California Civil Code section 1542, which provides as follows: A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY. Tenant, being aware of the foregoing code section, hereby expressly waives any rights Tenant may have thereunder, as well as under any other statutes or common-law principles of similar effect, pertaining to the Released Claims. 29.42 Green Building Practices. 29.42.1 Sustainability Practices. Tenant acknowledges that Landlord may elect, in Landlord's sole discretion, to implement energy, water, and waste efficiency, and other environmentally sustainable practices (collectively, the “Sustainability Practices”) and, in furtherance of same, may pursue an environmental sustainability monitoring and certification and/or rating program such as ENERGY STAR, Green Globes-CIEB, LEED, BREEAM, IREM CSP, Fitwel, Fitwel VRM, WELL, WELL Health & Safety or similar programs (“Green Building Certification and Health & Safety Certification”). Tenant agrees that, throughout the Lease Term (as the same may be extended): (i) Tenant shall reasonably cooperate with Landlord and, to the extent reasonably practicable, comply with Landlord’s Sustainability Practices standards for the Building and/or Landlord’s efforts to obtain or maintain Green Building Certification and Health & Safety Certification including matters addressing operations and maintenance, including indoor air quality, energy efficiency, water efficiency, water quality, wellness, health safety, Docusign Envelope ID: 5DE73501-8C5C-4E6E-96B1-0423E835E57AE2AF5422 D231- 4EC- 97B-A39CF5CF9824

4925-7231-6736.9 376361.00008/9-11-25/arb/arb -57- SUNNYVALE TOWN CENTER Grail, Inc. recycling programs, exterior maintenance program, transportation and occupant satisfaction surveys, sustainable procurement practices, and systems upgrades. In the event that Landlord provides a forum for the Tenant to engage with Landlord to improve the environmental performance of the Premises or Building, Tenant shall cooperate. Notwithstanding anything to the contrary herein, this Section 29.42.1 shall not apply to the work performed, or the improvements constructed, under the Tenant Work Letter to the extent provided therein, except to the extent that Tenant is the party required by Applicable Laws to comply. 29.42.2 Power Generation. Landlord shall have the right to install on-site power generation (i.e., solar or small wind) and/or storage (batteries) at the Building to the extent the same does not impair or interfere with the power supplied to the Building as of the Effective Date or with the operation of any Back-up Generator. Tenant agrees, at no cost or liability to Tenant, to cooperate with Landlord in connection with the installation and on-going operation of such on-site power and/or storage. Tenant shall have no right to any renewable energy credits or similar resulting from on-site energy generation or storage, even if Tenant uses such energy. Landlord may retain or assign such renewable energy credits in Landlord’s sole discretion. 29.42.3 Recycling and Waste Management. Tenant agrees, at its sole cost and expense (except to the extent any of the following services are provided by Landlord or its employees, contractors or property manager, in which event Tenant shall be responsible for Tenant’s Share of the costs thereof): (i) to comply with all present and future Applicable Laws regarding the collection, sorting, separation, and recycling of garbage, trash, rubbish and other refuse (collectively, "trash"); (ii) if and when applicable, to comply with Landlord’s recycling policy as part of Landlord’s Sustainability Practices where it may be more stringent than Applicable Laws; (iii) to sort and separate its trash and recycling into such categories as are required by Applicable Laws: and (iv) that Tenant shall, within ten (10) business days following invoicing by Landlord, pay all costs, expenses, fines, penalties or damages that may be imposed on Landlord or Tenant solely by reason of Tenant’s failure to comply with the provisions of this Section. Upon request by Landlord, but in no event more than once per year during the Lease Term, Tenant shall provide Landlord with copies of waste manifests for all waste that leaves the Building that is within Tenant’s direct control, including, but not limited to, off-site paper shredding and electronic waste; provided, however, that the foregoing requirement shall not apply if the property manager and/or Landlord’s janitorial vendor or Landlord’s employees are responsible for the removal of trash and recycling materials (including, without limitation, paper) from the Building. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK] [SIGNATURE PAGE FOLLOWS] Docusign Envelope ID: 5DE73501-8C5C-4E6E-96B1-0423E835E57AE2AF5422 D231- 4EC- 97B-A39CF5CF9824

4925-7231-6736.9 376361.00008/9-11-25/arb/law -1- SUNNYVALE TOWN CENTER Grail, Inc. IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be executed the day and date first above written. "Landlord": SUNNYVALE OFFICE ACQUISITION, LLC, a Delaware limited liability company By:/s/ Lauren Graham Name: Lauren Graham Its: Executive Director "Tenant": GRAIL, INC., a Delaware corporation By:/s/ Robert Ragusa Name: Robert Ragusa Its: Chief Executive Officer